UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

(This Form N-CSR relates solely to the Registrant’s PGIM Real Assets Fund, PGIM Global Dynamic Bond Fund and PGIM Wadhwani Systematic Absolute Return Fund (each a “Fund” and collectively the “Funds”))

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2022

Date of reporting period:	10/31/2022

Item 1 – Reports to Stockholders

PGIM REAL ASSETS FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report presents the consolidated results of the PGIM Real Assets Fund and the PGIM Real Assets Subsidiary, Ltd.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser and Prudential Financial company. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Real Assets Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Real Assets Fund

December 15, 2022

PGIM Real Assets Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-9.73	3.85	2.04	—

(without sales charges)	-4.47	5.04	2.62	—

Class C

(with sales charges)	-6.06	4.29	1.87	—

(without sales charges)	-5.22	4.29	1.87	—

Class Z

(without sales charges)	-4.27	5.41	2.93	—

Class R6

(without sales charges)	-4.06	5.52	N/A	3.18 (01/23/2015)

Customized Blend Index

	-8.91	3.72	1.44	—

Bloomberg US TIPS Index

	-11.48	2.16	1.02	—

Average Annual Total Returns as of 10/31/22 Since Inception (%)

Class R6 (01/23/2015)

Customized Blend Index	2.32

Bloomberg US TIPS Index	1.64

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Customized Blend Index and the Bloomberg US TIPS Index, by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2012) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Real Assets Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Customized Blend Index—The Customized Blend Index (Customized Blend) is a model portfolio consisting of the Bloomberg Commodity Index (33.3%), Morgan Stanley Capital International (MSCI) World Real Estate Net Dividend Index (33.3%), and Bloomberg US TIPS Index (33.3%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Bloomberg Commodity Index is a diversified benchmark for the commodity futures market. It is composed of futures contracts on 19 physical commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange (LME). The MSCI World Real Estate Net Dividend Index is a sub-index of the MSCI World Index and represents only securities in the GICS Real Estate Industry Group. The Net Dividend version of the MSCI World Real Estate Index reflects the impact of the maximum withholding taxes on reinvested dividends.

Bloomberg US TIPS Index—The Bloomberg US Treasury Inflation-Protected Securities Index (TIPS Index) is an unmanaged index that consists of inflation-protected securities issued by the US Treasury.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/22

Top Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions Commodity Strategies Fund	Commodity	23.7%

PGIM TIPS Fund	TIPS	22.3%

PGIM Jennison Global Infrastructure Fund	Utilities/Infrastructure	12.9%

PGIM Jennison MLP Fund	Master Limited Partnerships (MLPs)	10.8%

PGIM Jennison Natural Resources Fund	Natural Resources	8.9%

PGIM Global Real Estate Fund	Real Estate	8.5%

PGIM Select Real Estate Fund	Real Estate	8.4%

iShares Gold Trust	Exchange-Traded Products	3.3%

Holdings reflect only long-term investments and are subject to change.

PGIM Real Assets Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Real Assets Fund’s Class Z shares returned –4.27% in the 12-month reporting period that ended October 31, 2022, outperforming the –11.48% return of the Bloomberg US TIPS Index and the – 8.91% return of the Customized Blend Index (the Index). The Customized Blend Index is a model portfolio consisting of the Bloomberg Commodity Index (33.3%), the Morgan Stanley Capital International World Real Estate Net Dividend Index (33.3%), and the Bloomberg US TIPS Index (33.3%).

What were the market conditions?

•

It was a challenging reporting period across markets as global bonds and risk assets experienced sizeable drawdowns driven by persistent inflationary pressures, hawkish global central banks, and the Russia/Ukraine war.

•

Much of the market weakness was driven by global central banks’ laser-beam focus on trying to stem increasing inflation by aggressively hiking interest rates, even at the risk of creating substantial economic pain. The US Federal Reserve (Fed) signaled its intention to do whatever it takes to bring inflation down.

•	The US dollar powered ahead despite elevated valuations, driven by the Fed’s aggressive rate hiking posture and the risk averse sentiment in markets.

•	Commodity markets outperformed as the war in Ukraine tightened oil, gas, and food supplies, sending energy and agricultural prices higher and further exacerbating global inflationary pressures.

•

The US economy suffered two consecutive quarters of negative GDP growth in the first half of 2022, but this downturn has not yet been designated by the National Bureau of Economic Research as an “official” US recession, probably because most other economic indicators remained strong, and third quarter GDP was positive.

•

Following the sharp declines in stock prices in the first half of 2022, global equity markets rebounded early in the third quarter, but generally gave back most of their gains by the end of the period.

•	As of the end of the period, inflation had not declined as policymakers had anticipated, prompting central banks to become increasingly hawkish.

What worked?

•

Relative to the Index, the Fund was overweight commodity-oriented assets, with significant exposures to broad commodities, global natural resource stocks, and midstream energy master limited partnerships (MLPs), all of which saw large, positive returns during the reporting period.

•

The Fund was significantly underweight global real estate investment trusts (REITs) and Treasury inflation-protected securities (TIPS)—Index exposures that posted large, negative returns for the period.

•	Tactically, an off-Index position in global infrastructure stocks benefited the Fund, given the sector’s outperformance relative to the Index.

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•

Among underlying funds, the PGIM Jennison Global Natural Resources Fund and the PGIM Quantitative Solutions Commodity Strategies Fund outperformed their respective benchmarks by sizeable margins—a tailwind for performance.

What didn’t work?

•	An off-Index allocation, albeit limited, to gold detracted from the Fund’s performance as gold experienced negative absolute returns during the reporting period.

•	Among underlying funds, the PGIM Global Real Estate Fund, PGIM Jennison MLP Fund and PGIM Jennison Global Infrastructure Fund all lagged their benchmarks, detracting from relative performance.

Did the Fund use derivatives?

•

The Fund did not use any derivative instruments at the Fund level, although the sub-advisors of the underlying funds may use them, as is permitted in managing their respective strategies. More specifically, both the PGIM Quantitative Solutions Gold asset class and the PGIM Quantitative Solutions Commodity asset class use futures in obtaining exposure to various commodity markets.

•

The PGIM Quantitative Solutions Commodity asset class closely tracks the Bloomberg Commodity Index, a diversified benchmark for the commodity futures markets composed of futures contracts on 19 physical commodities. This asset class exhibits a performance profile similar to this Index and is composed entirely of near-dated futures contracts. Derivatives are core holdings of this asset class and are not an off-index position. There is no additional impact from holding derivatives beyond the core investment mandate.

•

The PGIM Quantitative Solutions Gold asset class closely tracks the price of gold and may opportunistically invest in other precious metals. Similar to the broader commodity investment complex, this is achieved by purchasing futures contracts for primarily one physical commodity—gold. Historically, this asset class has also purchased silver futures contracts. There is no additional impact from holding derivatives beyond tracking the gold and other precious metals, near-dated futures prices.

Current outlook

•	Aggressive monetary policy tightening, sky-high energy prices in Europe, mounting inflation, and heightened geopolitical risk have all raised the specter of a global recession.

•	Measured inflation remains high in most major developed economies and did not decline as expected late in the reporting period, even as weaker commodity prices relieved some pressure.

•

While equities have already experienced the type of declines one might expect from a mild recession, still-larger declines remain a real possibility given the odds of monetary policy over-tightening (and thus more significant economic contraction) in the current inflationary environment.

PGIM Real Assets Fund    9

Strategy and Performance Overview* (continued)

•

PGIM Quantitative Solutions believes commodities are attractive as an inexpensive inflation hedge. In addition, tight energy markets lend additional support to commodity returns. Although secular forces support rising commodity prices, the prices are at risk in the event of a global recession.

•	Given this environment, PGIM Quantitative Solutions remains bullish on the outlook for real assets, such as natural resources stocks, MLPs, and commodities.

•	PGIM Quantitative Solutions sees dimmer prospects for real estate and fixed income, sectors in which the Fund holds underweight positions relative to the Index.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Real Assets Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Real Assets Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 898.50	1.29%	$ 6.17

	Hypothetical	$1,000.00	$1,018.70	1.29%	$ 6.56

Class C	Actual	$1,000.00	$ 895.20	2.02%	$ 9.65

	Hypothetical	$1,000.00	$1,015.02	2.02%	$10.26

Class Z	Actual	$1,000.00	$ 899.90	1.01%	$ 4.84

	Hypothetical	$1,000.00	$1,020.11	1.01%	$ 5.14

Class R6	Actual	$1,000.00	$ 901.40	0.85%	$ 4.07

	Hypothetical	$1,000.00	$1,020.92	0.85%	$ 4.33

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Consolidated Schedule of Investments

as of October 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 98.8%

AFFILIATED MUTUAL FUNDS 95.5%

PGIM Global Real Estate Fund (Class R6)	778,205	$13,128,323
PGIM Jennison Global Infrastructure Fund (Class R6)	1,386,393	19,977,923
PGIM Jennison MLP Fund (Class R6)	2,327,316	16,826,493
PGIM Jennison Natural Resources Fund (Class R6)	233,722	13,812,978
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	3,765,132	36,747,685
PGIM Select Real Estate Fund (Class R6)	1,216,260	12,977,492
PGIM TIPS Fund (Class R6)	4,030,962	34,545,343

TOTAL AFFILIATED MUTUAL FUNDS (cost $145,224,693)(wd)		148,016,237

EXCHANGE-TRADED FUND 3.3%
iShares Gold Trust* (cost $5,662,596)(bb)	165,920	5,140,202

TOTAL LONG-TERM INVESTMENTS (cost $150,887,289)		153,156,439

SHORT-TERM INVESTMENT 1.6%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $2,471,356)(bb)(wd)	2,471,356	2,471,356

TOTAL INVESTMENTS 100.4% (cost $153,358,645)		155,627,795
Liabilities in excess of other assets (0.4)%		(575,064)

NET ASSETS 100.0%		$155,052,731

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

MLP—Master Limited Partnership

OTC—Over-the-counter

SOFR—Secured Overnight Financing Rate

TIPS—Treasury Inflation-Protected Securities

*	Non-income producing security.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund    13

Consolidated Schedule of Investments (continued)

as of October 31, 2022

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$148,016,237	$—	$—
Exchange-Traded Fund	5,140,202	—	—
Short-Term Investment
Affiliated Mutual Fund	2,471,356	—	—

Total	$155,627,795	$—	$—

Fund Composition:

The fund composition of investments (excluding derivatives) and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows (unaudited):

Commodity	23.7%
TIPS	22.3
Real Estate	16.9
Utilities/Infrastructure	12.9
Master Limited Partnerships (MLPs)	10.8
Natural Resources	8.9
Exchange-Traded Fund	3.3
Short Term	1.6

100.4
Liabilities in excess of other assets	(0.4)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is commodity contracts risk. See the Notes to Consolidated Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial

See Notes to Consolidated Financial Statements.

position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of October 31, 2022, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Commodity contracts	$(23,374)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Commodity contracts	$9,404

For the year ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$202,339

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2022.
(1)	Notional Amount in USD.

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund    15

Consolidated Statement of Assets and Liabilities

as of October 31, 2022

Assets

Investments at value:
Unaffiliated investments (cost $5,662,596)	$5,140,202
Affiliated investments (cost $147,696,049)	150,487,593
Receivable for Fund shares sold	238,268
Due from Manager	37,383
Prepaid expenses	1,337

Total Assets	155,904,783

Liabilities

Payable for Fund shares purchased	730,267
Accrued expenses and other liabilities	62,439
Audit fee payable	52,000
Distribution fee payable	4,569
Affiliated transfer agent fee payable	1,727
Trustees’ fees payable	996
Dividends payable	54

Total Liabilities	852,052

Net Assets	$155,052,731

Net assets were comprised of:
Shares of beneficial interest, at par	$16,237
Paid-in capital in excess of par	171,383,625
Total distributable earnings (loss)	(16,347,131)

Net assets, October 31, 2022	$155,052,731

See Notes to Consolidated Financial Statements.

16

Class A

Net asset value and redemption price per share, ($10,171,417 ÷ 1,066,943 shares of beneficial interest issued and outstanding)	$9.53
Maximum sales charge (5.50% of offering price)	0.55

Maximum offering price to public	$10.08

Class C

Net asset value, offering price and redemption price per share, ($2,874,495 ÷ 304,457 shares of beneficial interest issued and outstanding)	$9.44

Class Z

Net asset value, offering price and redemption price per share, ($85,298,396 ÷ 8,927,454 shares of beneficial interest issued and outstanding)	$9.55

Class R6

Net asset value, offering price and redemption price per share, ($56,708,423 ÷ 5,938,523 shares of beneficial interest issued and outstanding)	$9.55

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund    17

Consolidated Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Affiliated dividend income	$12,685,806
Unaffiliated dividend income	12,414

Total income	12,698,220

Expenses
Management fee	898,758
Distribution fee(a)	46,680
Transfer agent’s fees and expenses (including affiliated expense of $22,632)(a)	122,193
Custodian and accounting fees	95,369
Registration fees(a)	78,613
Audit fee	52,000
Legal fees and expenses	35,515
Shareholders’ reports	29,387
Trustees’ fees	11,353
Miscellaneous	22,394

Total expenses	1,392,262
Less: Fee waiver and/or expense reimbursement(a)	(1,051,147)
Distribution fee waiver(a)	(4,625)

Net expenses	336,490

Net investment income (loss)	12,361,730

Realized And Unrealized Gain (Loss)On Investments

Net realized gain (loss) on:
Investment transactions (including affiliated of $(4,607,406))	(5,123,189)
Affiliated net capital gain distributions received	3,355,708
Futures transactions	(23,374)

(1,790,855)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(22,048,132))	(22,570,749)
Futures	9,404

(22,561,345)

Net gain (loss) on investment transactions	(24,352,200)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(11,990,470)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	27,747	18,933	—	—
Transfer agent’s fees and expenses	15,638	3,132	102,742	681
Registration fees	16,878	13,832	33,625	14,278
Fee waiver and/or expense reimbursement	(78,814)	(26,248)	(553,038)	(393,047)
Distribution fee waiver	(4,625)	—	—	—

See Notes to Consolidated Financial Statements.

18

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$12,361,730	$1,303,340
Net realized gain (loss) on investment transactions	(5,146,563)	(259,209)
Affiliated net capital gain distributions received	3,355,708	233,636
Net change in unrealized appreciation (depreciation) on investments	(22,561,345)	24,109,451

Net increase (decrease) in net assets resulting from operations	(11,990,470)	25,387,218

Dividends and Distributions
Distributions from distributable earnings
Class A	(901,285)	(284,273)
Class C	(85,421)	(50,905)
Class Z	(7,494,153)	(3,222,924)
Class R6	(6,178,597)	(2,024,274)

	(14,659,456)	(5,582,376)

Tax return of capital distributions
Class A	(19,829)	—
Class C	(1,879)	—
Class Z	(164,878)	—
Class R6	(135,935)	—

	(322,521)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	153,193,402	29,735,415
Net asset value of shares issued in reinvestment of dividends and distributions	14,980,895	5,582,026
Cost of shares purchased	(102,433,411)	(31,372,465)

Net increase (decrease) in net assets from Fund share transactions	65,740,886	3,944,976

Total increase (decrease)	38,768,439	23,749,818

Net Assets:

Beginning of year	116,284,292	92,534,474

End of year	$155,052,731	$116,284,292

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund    19

Consolidated Financial Highlights

Class A Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.31	$9.37	$9.74	$8.98	$9.44
Income (loss) from investment operations:
Net investment income (loss)	0.84	0.10	0.11	0.13	0.14
Net realized and unrealized gain (loss) on investment transactions	(1.29)	2.37	(0.26)	0.81	(0.44)
Total from investment operations	(0.45)	2.47	(0.15)	0.94	(0.30)
Less Dividends and Distributions:
Dividends from net investment income	(1.27)	(0.28)	(0.16)	(0.18)	(0.16)
Tax return of capital distributions	(0.02)	-	-	-	(-	)(b)
Distributions from net realized gains	(0.04)	(0.25)	(0.06)	-	-
Total dividends and distributions	(1.33)	(0.53)	(0.22)	(0.18)	(0.16)
Net asset value, end of year	$9.53	$11.31	$9.37	$9.74	$8.98
Total Return(c):	(4.47)%	27.18%	(1.61)%	10.55%	(3.25)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,171	$7,448	$4,694	$4,719	$5,487
Average net assets (000)	$9,249	$6,059	$4,479	$5,438	$6,032
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.54%	0.53%	0.86%	0.85%	0.77%
Expenses before waivers and/or expense reimbursement	1.44%	1.44%	2.12%	1.57%	1.77%
Net investment income (loss)	8.17%	0.92%	1.14%	1.43%	1.50%
Portfolio turnover rate(e)	43%	30%	96%	60%	77%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any).If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

20

Class C Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.22	$9.30	$9.68	$8.93	$9.39
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.01	0.04	0.07	0.07
Net realized and unrealized gain (loss) on investment transactions	(0.88)	2.37	(0.25)	0.79	(0.43)
Total from investment operations	(0.53)	2.38	(0.21)	0.86	(0.36)
Less Dividends and Distributions:
Dividends from net investment income	(1.19)	(0.21)	(0.11)	(0.11)	(0.10)
Tax return of capital distributions	(0.02)	-	-	-	(-	)(b)
Distributions from net realized gains	(0.04)	(0.25)	(0.06)	-	-
Total dividends and distributions	(1.25)	(0.46)	(0.17)	(0.11)	(0.10)
Net asset value, end of year	$9.44	$11.22	$9.30	$9.68	$8.93
Total Return(c):	(5.22)%	26.32%	(2.26)%	9.75%	(3.93)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,874	$613	$1,163	$1,486	$1,783
Average net assets (000)	$1,893	$789	$1,340	$1,620	$2,178
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.29%	1.29%	1.58%	1.56%	1.49%
Expenses before waivers and/or expense reimbursement	2.68%	2.64%	3.40%	2.45%	2.70%
Net investment income (loss)	3.44%	0.11%	0.41%	0.72%	0.78%
Portfolio turnover rate(e)	43%	30%	96%	60%	77%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any).If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Real Assets Fund    21

Consolidated Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.34	$9.39	$9.75	$8.99	$9.45
Income (loss) from investment operations:
Net investment income (loss)	0.84	0.13	0.15	0.16	0.17
Net realized and unrealized gain (loss) on investment transactions	(1.27)	2.38	(0.26)	0.81	(0.44)
Total from investment operations	(0.43)	2.51	(0.11)	0.97	(0.27)
Less Dividends and Distributions:
Dividends from net investment income	(1.30)	(0.31)	(0.19)	(0.21)	(0.19)
Tax return of capital distributions	(0.02)	-	-	-	(-	)(b)
Distributions from net realized gains	(0.04)	(0.25)	(0.06)	-	-
Total dividends and distributions	(1.36)	(0.56)	(0.25)	(0.21)	(0.19)
Net asset value, end of year	$9.55	$11.34	$9.39	$9.75	$8.99
Total Return(c):	(4.27)%	27.70%	(1.18)%	10.94%	(2.91)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$85,298	$58,290	$56,307	$64,495	$79,349
Average net assets (000)	$77,910	$57,988	$58,559	$67,444	$85,493
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.25%	0.19%	0.50%	0.49%	0.42%
Expenses before waivers and/or expense reimbursement	0.96%	0.95%	1.11%	1.07%	0.99%
Net investment income (loss)	8.14%	1.23%	1.58%	1.76%	1.83%
Portfolio turnover rate(e)	43%	30%	96%	60%	77%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class R6 Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.33	$9.38	$9.75	$8.98	$9.44
Income (loss) from investment operations:
Net investment income (loss)	0.96	0.14	0.13	0.17	0.18
Net realized and unrealized gain (loss) on investment transactions	(1.37)	2.38	(0.24)	0.82	(0.44)
Total from investment operations	(0.41)	2.52	(0.11)	0.99	(0.26)
Less Dividends and Distributions:
Dividends from net investment income	(1.31)	(0.32)	(0.20)	(0.22)	(0.20)
Tax return of capital distributions	(0.02)	-	-	-	(-	)(b)
Distributions from net realized gains	(0.04)	(0.25)	(0.06)	-	-
Total dividends and distributions	(1.37)	(0.57)	(0.26)	(0.22)	(0.20)
Net asset value, end of year	$9.55	$11.33	$9.38	$9.75	$8.98
Total Return(c):	(4.06)%	27.78%	(1.18)%	11.15%	(2.85)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$56,708	$49,933	$30,370	$27,530	$44,822
Average net assets (000)	$56,304	$40,677	$28,578	$42,776	$64,112
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.12%	0.11%	0.41%	0.40%	0.36%
Expenses before waivers and/or expense reimbursement	0.82%	0.87%	1.04%	0.98%	0.92%
Net investment income (loss)	9.23%	1.31%	1.42%	1.88%	1.93%
Portfolio turnover rate(e)	43%	30%	96%	60%	77%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Real Assets Fund    23

Notes to Consolidated Financial Statements

1.	Organization

Prudential Investment Portfolios 3 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These consolidated financial statements relate only to the PGIM Real Assets Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term real return.

The Fund wholly owns and controls the PGIM Real Assets Subsidiary, Ltd. (the “Cayman Subsidiary”), a company organized under the laws of the Cayman Islands. The Cayman Subsidiary is not registered as an investment company under the 1940 Act. The consolidated financial statements of the Fund include the financial results of the Cayman Subsidiary. The Fund gains exposure to the real asset classes by investing in varying combinations of other PGIM mutual funds (the “Underlying Funds”); the Cayman Subsidiary; and direct investments in various other securities.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Fund and the Cayman Subsidiary. These consolidated financial statements include the accounts of the Fund and the Cayman Subsidiary. All significant inter-company balances and transactions between the Fund and the Cayman Subsidiary have been eliminated in consolidation. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Cayman Subsidiary. The Cayman Subsidiary participates in the same investment objective as the Fund. The Cayman Subsidiary pursues its investment objective by investing in commodities, commodities-related instruments, derivatives and other investments. The Cayman Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Cayman Subsidiary is otherwise subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures as the Fund.

As of October 31, 2022, the Cayman Subsidiary had net assets of $5,156,669 representing 3.33% of the Fund’s net assets.

The Fund’s disclosures and operations are subject to compliance with applicable regulations governing commodity pools including Commodity Futures Trading Commission “CFTC” rules.

24

2.	Accounting Policies

The Fund and the Cayman Subsidiary (collectively hereafter, the “Fund”) follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its consolidated financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Consolidated Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing

PGIM Real Assets Fund    25

Notes to Consolidated Financial Statements (continued)

price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

26

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Commodities: The Fund gains exposure to commodity markets through direct investment of the Fund’s assets or through the Cayman Subsidiary. The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Cayman Subsidiary. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The Cayman Subsidiary may invest in commodity investments without limit. The Fund invests in the Cayman Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Fund may invest directly in commodity-linked structured notes (CLNs). The Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments

PGIM Real Assets Fund    27

Notes to Consolidated Financial Statements (continued)

than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Financial/Commodity Futures Contracts: A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Consolidated Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The Fund invested in commodity futures contracts in order to hedge or gain exposure to commodity markets. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and

28

waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of the subadviser.

PGIM Real Assets Fund    29

Notes to Consolidated Financial Statements (continued)

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate*	Effective Management Fee, before any waivers and/or expense reimbursements
0.60% of average daily net assets up to $3 billion;	0.62%
0.58% of average daily net assets from $3 billion to $5 billion;
0.57% of average daily net assets from $5 billion to $10 billion;
0.56% of average daily net assets over $10 billion

*

Including the Cayman Subsidiary’s assets. Additionally, the Cayman Subsidiary has entered into a separate management agreement with the Manager whereby the Manager provides advisory and other services to the Cayman Subsidiary substantially similar to the services provided by the Manager to the Fund as discussed above. In consideration for these services, the Cayman Subsidiary pays the Manager a monthly fee at the same annual rates as disclosed in the table above. The Manager has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Cayman Subsidiary. This waiver may not be terminated without prior approval of the Fund’s Board as long as the Fund remains invested or intends to invest in the Cayman Subsidiary. The Manager also has entered into a Subadvisory Agreement with PGIM Quantitative Solutions, relating to the Cayman Subsidiary.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses and acquired fund fees and expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses (including acquired fund taxes)), extraordinary expenses, and certain other expenses of the Fund such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations*
A	0.85%
C	0.85
Z	0.85
R6	0.85

30

*Expense limitation excludes distribution and service (12b-1) fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees).

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 29, 2024 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$59,088	$ —

C	—	876

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and

PGIM Real Assets Fund    31

Notes to Consolidated Financial Statements (continued)

unrealized gains on investments in the Core Fund and other affiliated mutual funds, earnings from such investments are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$126,281,600	$60,991,423

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Floating Rate Income Fund (Class R6)(1)

$ 3,387,141	$3,850,172	$6,921,043		$(11,049)	$(305,221)	$—	—	$94,261		$—

PGIM Global Real Estate Fund (Class R6)

13,904,978	12,655,262	5,712,650		(6,236,779)	(1,482,488)	13,128,323	778,205	539,124		1,948,038

PGIM Jennison Global Infrastructure Fund (Class R6)

12,327,281	17,196,081	6,411,600		(2,996,306)	(137,533)	19,977,923	1,386,393	230,270		583,712

PGIM Jennison MLP Fund (Class R6)(1)

11,897,716	7,907,407	4,628,037	**	1,625,629	23,778	16,826,493	2,327,316	415,345	**	—

PGIM Jennison Natural Resources Fund (Class R6)(1)
9,923,127	7,060,993	4,995,000		2,171,022	(347,164)	13,812,978	233,722	108,393		—

32

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

PGIM Quant Solutions Commodity Strategies Fund (Class R6)(1)

$ 28,687,546	$27,511,877	$12,232,600	$(6,266,114)	$(953,024)	$36,747,685	3,765,132	$8,840,877	$—

PGIM Select Real Estate Fund (Class R6)

13,896,855	10,876,237	5,909,550	(4,964,285)	(921,765)	12,977,492	1,216,260	352,246	466,790

PGIM Short Duration High Yield Income Fund (Class R6)(1)

3,387,293	149,551	3,506,392	(215,616)	185,164	—	—	36,740	—

PGIM TIPS Fund (Class R6)

17,468,162	26,940,118	4,039,150	(5,154,634)	(669,153)	34,545,343	4,030,962	2,042,950	357,168

$114,880,099	$114,147,698	$54,356,022	$(22,048,132)	$(4,607,406)	$148,016,237		$12,660,206	$3,355,708

Short-Term Investments - Affiliated Mutual Fund(wd):

PGIM Core Ultra Short Bond Fund(1)(bb)

$ 1,035,371	$109,217,299	$107,781,314	$—	$—	$2,471,356	2,471,356	$25,600	$—
$115,915,470	$223,364,997	$162,137,336	$(22,048,132)	$(4,607,406)	$150,487,593		$12,685,806	$3,355,708

**	Amount includes return of capital distribution.
(1)	The Fund did not have any capital gain distributions during the reporting period.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund were $14,515,002 of ordinary income, $144,454 of long-term capital gains and $322,521 of tax return of capital. For the year ended October 31, 2021, the tax character of dividends paid by the Fund were $3,102,799 of ordinary income and $2,479,577 of long-term capital gains.

As of October 31, 2022, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$171,974,872	$14,803,737	$(31,150,814)	$(16,347,077)

The difference between GGAP and tax basis were primarily attributable to deferred losses on wash sales and the tax treatment of the investment in the Cayman Subsidiary.

PGIM Real Assets Fund    33

Notes to Consolidated Financial Statements (continued)

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	1,215,021	13.6%
R6	3,988,267	67.2

34

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	2	32.1%
Unaffiliated	4	44.1

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:

Shares sold	705,940	$7,484,519

Shares issued in reinvestment of dividends and distributions	91,261	920,924
Shares purchased	(410,905)	(4,159,270)

Net increase (decrease) in shares outstanding before conversion	386,296	4,246,173

Shares issued upon conversion from other share class(es)	23,647	241,280
Shares purchased upon conversion into other share class(es)	(1,260)	(13,850)
Net increase (decrease) in shares outstanding	408,683	$4,473,603

Year ended October 31, 2021:

Shares sold	196,422	$2,081,898

Shares issued in reinvestment of dividends and distributions	28,548	283,941
Shares purchased	(120,738)	(1,242,549)

Net increase (decrease) in shares outstanding before conversion	104,232	1,123,290

Shares issued upon conversion from other share class(es)	59,665	597,162
Shares purchased upon conversion into other share class(es)	(6,734)	(65,808)
Net increase (decrease) in shares outstanding	157,163	$1,654,644

Class C

Year ended October 31, 2022:

Shares sold	359,313	$3,815,902

Shares issued in reinvestment of dividends and distributions	8,653	86,408
Shares purchased	(94,241)	(962,936)

Net increase (decrease) in shares outstanding before conversion	273,725	2,939,374
Shares purchased upon conversion into other share class(es)	(23,884)	(241,280)
Net increase (decrease) in shares outstanding	249,841	$2,698,094

Year ended October 31, 2021:

Shares sold	772	$8,154

Shares issued in reinvestment of dividends and distributions	5,285	50,887
Shares purchased	(17,151)	(172,302)

Net increase (decrease) in shares outstanding before conversion	(11,094)	(113,261)
Shares purchased upon conversion into other share class(es)	(59,411)	(589,974)
Net increase (decrease) in shares outstanding	(70,505)	$(703,235)

PGIM Real Assets Fund    35

Notes to Consolidated Financial Statements (continued)

Share Class	Shares	Amount

Class Z
Year ended October 31, 2022:

Shares sold	10,777,320	$115,259,257

Shares issued in reinvestment of dividends and distributions	757,076	7,659,031
Shares purchased	(7,749,932)	(80,437,770)
Net increase (decrease) in shares outstanding before conversion	3,784,464	42,480,518
Shares issued upon conversion from other share class(es)	1,257	13,850
Net increase (decrease) in shares outstanding	3,785,721	$42,494,368

Year ended October 31, 2021:

Shares sold	1,182,117	$12,049,210

Shares issued in reinvestment of dividends and distributions	324,884	3,222,924
Shares purchased	(2,354,972)	(24,053,330)

Net increase (decrease) in shares outstanding before conversion	(847,971)	(8,781,196)

Shares issued upon conversion from other share class(es)	8,426	83,059
Shares purchased upon conversion into other share class(es)	(17,402)	(183,970)
Net increase (decrease) in shares outstanding	(856,947)	$(8,882,107)

Class R6
Year ended October 31, 2022:

Shares sold	2,548,631	$26,633,724

Shares issued in reinvestment of dividends and distributions	624,942	6,314,532
Shares purchased	(1,641,614)	(16,873,435)
Net increase (decrease) in shares outstanding	1,531,959	$16,074,821

Year ended October 31, 2021:

Shares sold	1,516,234	$15,596,153
Shares issued in reinvestment of dividends and distributions	202,087	2,024,274
Shares purchased	(564,580)	(5,904,284)
Net increase (decrease) in shares outstanding before conversion	1,153,741	11,716,143
Shares issued upon conversion from other share class(es)	14,979	159,531
Net increase (decrease) in shares outstanding	1,168,720	$11,875,674

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

36

funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 9 days that the Fund had loans outstanding during the period was approximately $850,111, borrowed at a weighted average interest rate of 2.98%. The maximum loan outstanding amount during the period was $3,464,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Affiliated Funds Risk: The Fund’s manager serves as the manager of the Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could impact the manager and the subadviser. Because the amount of the investment management fees to be retained by the manager and the subadviser may differ depending upon the Underlying Funds in which the Fund invests, there is a conflict of interest for the manager and the subadviser in selecting the Underlying Funds. In addition, the manager and the subadviser may have an incentive to take into account the effect on an Underlying Fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Fund. Although the manager and the subadviser take steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund. In addition, the subadviser may invest in Underlying Funds that have a limited or no performance history.

PGIM Real Assets Fund    37

Notes to Consolidated Financial Statements (continued)

Asset Allocation Risk: Asset allocation risk is the risk that the Fund’s assets may be allocated to an asset class that underperforms other asset classes. For example, the Fund may be overweight in equities when the stock market is falling and the fixed income market is rising. Likewise, the Fund may be overweight in fixed income securities when fixed income markets are falling and the equity markets are rising. Allocations to underperforming or volatile asset classes or other changes in asset allocations could lead to increased volatility in the Fund’s portfolio.

Asset Class Variation Risk: The Underlying Funds invest principally in the securities constituting their asset class (i.e., domestic or international real estate, utilities, infrastructure, natural resources, MLPs and various types of fixed income investments). However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in the Underlying Funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from its allocation to that asset class.

Cayman Subsidiary Risk: By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The Cayman Subsidiary is not registered as an investment company under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. The Fund has received a private letter ruling from the Internal Revenue Service (the IRS) stating that income derived from the Fund’s investment in the Cayman Subsidiary will be considered qualifying regulated investment company (RIC) income for tax purposes. Final tax regulations, on which taxpayers may rely for taxable years beginning after September 28, 2016, also support this result. Changes in the laws of the Cayman Islands, under which the Cayman Subsidiary is incorporated, could result in the inability of the Fund to effect its desired gold/defensive investment strategy.

Commodity Risk: The values of commodities and commodity-linked investments are affected by events that might have less impact on the value of stocks and bonds. Such investments may be speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather, crop or livestock disease, investment speculation, resource availability, fluctuations in industrial and commercial supply and demand, U.S. agricultural, fiscal, monetary and exchange control programs, embargoes, tariffs, and international political, economic, military and regulatory developments. These risks may subject the Fund to greater volatility than investments in traditional instruments or securities. In addition, the commodities markets are subject to

38

temporary distortions or other disruptions due to a variety of factors, including participation of speculators, government intervention and regulation, and certain lack of liquidity in the markets.

Commodity-Linked Notes Risk: The Fund may invest in leveraged or unleveraged commodity-linked notes (“CLNs”) to gain exposure to the commodities markets. CLNs are subject to counterparty risk. The value of the CLNs may fluctuate significantly because the values of the investments to which they are linked are volatile. In addition, the terms of a CLN may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. Economic leverage increases the volatility of CLNs and their value may increase or decrease more quickly than the value of the underlying commodity, commodity index or other economic variable.

Commodity Regulatory Risk: The Fund is deemed a “commodity pool” and the manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The manager, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”). The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s and the Underlying Funds’ net asset values (“NAVs”) could decline as a result of changes in exchange rates, which could adversely affect the Fund’s

PGIM Real Assets Fund    39

Notes to Consolidated Financial Statements (continued)

investments in currencies, or in securities that trade in, and receive revenues related to currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Deflation Risk: During periods of deflation, prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests. Additionally, since the Fund makes investments that may perform well in periods of rising inflation, during periods of no inflation or deflation an investment in the Fund may underperform broad market measures and may lose value.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have

40

adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets

Distribution Risk: The Fund’s distributions may consist of net investment income, if any, and net realized gains, if any, from the sale of investments and/or return of capital. The Fund will provide to shareholders early in each calendar year the final tax character of the Fund’s distributions for the previous year. Also, at such time that the Fund distribution is expected to be from sources other than current or accumulated net income, a notice to shareholders may be required.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Energy Sector Risk: The Fund’s investments in certain Underlying Funds will expose the Fund to the risks of adverse economic, environmental, business, regulatory or other occurrences affecting the energy sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time,

PGIM Real Assets Fund    41

Notes to Consolidated Financial Statements (continued)

depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Fund of Funds Risk: The value of an investment in the Fund will be related, to a degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.

Hedging Risk: The decision as to whether and to what extent the Fund or an Underlying Fund will engage in hedging transactions to hedge against certain risks, such as market risk and issuer risk, will depend on a number of factors, including prevailing market conditions, the composition of the portfolio of the Fund or the Underlying Fund, and the availability of suitable transactions. Hedging transactions involve costs and may result in losses. There is no guarantee that any of these hedging instruments would work as anticipated, and in certain cases the Fund or an Underlying Fund might be better off had it not used a hedging

42

instrument. There can be no assurance that the Fund or the Underlying Fund will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Inflation-indexed bonds, such as TIPS, generally decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. In addition, any increase in principal value of an inflation-indexed bond caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Code. Also, to the extent that the Fund invests in inflation-indexed bonds, income distributions are more likely to fluctuate.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

PGIM Real Assets Fund    43

Notes to Consolidated Financial Statements (continued)

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk: Certain transactions in which the Fund or an Underlying Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of investment returns.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability

44

in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Master Limited Partnerships Risk: The Fund’s investments in certain Underlying Funds will expose the Fund to the risks of MLPs. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. Investments by the Fund in certain Underlying Funds that invest in MLPs may also subject the Fund to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting

PGIM Real Assets Fund    45

Notes to Consolidated Financial Statements (continued)

the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Since MLPs generally conduct business in multiple states, through its investment in certain Underlying Funds, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in certain Underlying Funds.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Multi-Manager Risk: While the manager monitors the investments of each subadviser and monitors the overall management of the Fund, each subadviser makes investment decisions for the asset classes it manages independently from one another. It is possible that the investment styles used by a subadviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund.

Natural Resources Investment Risk: The Fund’s investments in certain Underlying Funds will expose the Fund to the risk of investment in natural resource companies. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which non-US securities are subject may affect domestic companies if they have significant operations or investments in non-US countries. In addition, rising interest rates and general economic conditions may affect the demand for natural resources.

Real Estate Investment Trust (“REIT”) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs

46

are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Real Estate Related Securities Risk: Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Small and Medium Sized Companies Risk: Small and medium sized companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and medium sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and medium sized companies generally are more illiquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.

Tax Risk: In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the

PGIM Real Assets Fund    47

Notes to Consolidated Financial Statements (continued)

distribution of its income. If the Fund were to fail to qualify as a RIC, the Fund could be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

The Fund has received a private letter ruling from the Internal Revenue Service (the IRS) stating that income derived from the Fund’s investment in the Cayman Subsidiary will constitute qualifying income to the Fund. Final tax regulations, on which taxpayers may rely for taxable years beginning after September 28, 2016, also support this result. However, in the future, if the IRS issues regulations or other guidance, or Congress enacts legislation, limiting the circumstances in which the Fund may treat such income as “qualifying income,” the Fund may need to change its investment strategies, which could adversely affect the Fund. The Cayman Subsidiary will not be subject to U.S. federal income tax. The Cayman Subsidiary will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Cayman Subsidiary during that year. Furthermore, the Fund will be subject to the distribution requirement applicable to open-end investment companies on such Cayman Subsidiary income, whether or not the Cayman Subsidiary makes a distribution to the Fund during the taxable year.

One of the Underlying Funds, the PGIM Jennison MLP Fund, is taxed as a regular corporation, or “C” corporation, for federal income tax purposes. This means that the PGIM Jennison MLP Fund is generally subject to U.S. federal income tax on its taxable income at the rates applicable to corporations and also subject to state and local income taxes. This may have unexpected and potentially significant consequences for shareholders, including the Fund.

Treasury Inflation Protected Securities (TIPS) Risk: The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if an Underlying Fund purchases TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period an Underlying Fund holds TIPS, the Underlying Fund may earn less on the security than on a conventional bond.

48

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund or an Underlying Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support for any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Utilities/Infrastructure Investment Risk: The Fund’s investments in certain Underlying Funds will expose the Fund to potential adverse economic, regulatory, political and other changes affecting infrastructure investments, particularly investments in the utilities sector. In most countries and localities, the utilities industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects. Issuers in other types of infrastructure-related businesses also are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

PGIM Real Assets Fund    49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of PGIM Real Assets Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PGIM Real Assets Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of October 31, 2022, the related consolidated statement of operations for the year ended October 31, 2022, the consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the consolidated financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Fund as of and for the year ended October 31, 2019 and the consolidated financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

For the year ended October 31, 2022, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM Real Assets Fund	3.62%	2.09%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2022.

PGIM Real Assets Fund    51

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Real Assets Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Real Assets Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer ("PEO") (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Real Assets Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Real Assets Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Real Assets Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”). The Board approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1 PGIM Real Assets Fund is a series of Prudential Investment Portfolios 3.

PGIM Real Assets Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser as well as PGIM Investments’ recommendation, based on its review of each subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Quantitative Solutions and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structures, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and PGIM Quantitative Solutions.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Quantitative Solutions and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2021 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Real Assets Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments and PGIM Quantitative Solutions and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, and five-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the mutual funds included in the Peer Group, which was used to consider expenses and fees, were selected by PGIM Investments. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its primary benchmark index (the Bloomberg Barclays US TIPS Index) over all periods.

•	The Board also noted that the Fund outperformed its secondary benchmark index (a custom blended index) over the three-, five-, and ten-year periods but underperformed over the one-year period.

•	The Board also considered that the Fund outperformed its benchmark index and peer group for all periods ended March 31, 2022.

•

The Board and PGIM Investments agreed to continue the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the annual operating expenses of each class of the Fund’s shares at 0.85% through February 28, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Real Assets Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr &Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Real Assets Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM REAL ASSETS FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PUDAX	PUDCX	PUDZX	PUDQX

CUSIP	74440K819	74440K785	74440K777	74440K744

MF207E

PGIM GLOBAL DYNAMIC BOND FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Global Dynamic Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global Dynamic Bond Fund

December 15, 2022

PGIM Global Dynamic Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class A
(with sales charges)	-18.29	-0.80	1.56 (11/03/2015)
(without sales charges)	-15.54	-0.15	2.04 (11/03/2015)

Class C
(with sales charges)	-17.02	-0.90	1.25 (11/03/2015)
(without sales charges)	-16.22	-0.90	1.25 (11/03/2015)

Class Z
(without sales charges)	-15.36	0.17	2.34 (11/03/2015)

Class R6
(without sales charges)	-15.22	0.24	2.38 (11/03/2015)

ICE BofA US 3-Month Treasury Bill Index
	0.78	1.16	0.98

ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index
	0.64	1.34	1.19

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the ICE BofA US 3-Month Treasury Bill Index and the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index by portraying the initial account values at the commencement of operations for Class Z shares (November 3, 2015) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Global Dynamic Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

ICE BofA US 3-Month Treasury Bill Index*—The ICE BofA US 3-Month Treasury Bill Index tracks the performance of US dollar-denominated US Treasury bills publicly issued in the US domestic market with a remaining term to final maturity of 3 months.

*ICE BofA US 3-Month Treasury Bill Index has replaced ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index as the Fund’s primary benchmark due to the pending discontinuation of LIBOR.

ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index—The ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/22 (%)
AAA	7.3
A	7.1
BBB	16.3
BB	36.0
B	17.3
CCC	4.6
C	0.1
Not Rated	6.7
Cash/Cash Equivalents	4.6
Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/22

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.48	9.46	7.82
Class C	0.42	9.05	9.85
Class Z	0.51	10.15	10.41
Class R6	0.51	10.21	10.33

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Global Dynamic Bond Fund	7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Global Dynamic Bond Fund’s Class Z shares returned -15.36% in the 12-month reporting period that ended October 31, 2022, underperforming the 0.78% return of the ICE BofA US 3-Month Treasury Bill Index (the Index).

What were the market conditions?

•

From a starting point of low yields, tight spreads, and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets during the reporting period. Concerns about central bank tightening, hard economic landings, and the war in Ukraine led global credit spreads to be notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing.

•

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than they had been over the prior decade of low inflation. A succession of federal funds rate hikes—including outsized 75 basis-point (bp) hikes in June, July, and September—confirmed to markets that the Federal Reserve (the Fed) is fully focused on tackling inflation. (One basis point equals 0.01%.)

•

At the August Jackson Hole symposium, Fed Chairman Jerome Powell’s speech was successful in lifting rate-hike expectations for 2022 and removing market pricing for rate cuts in 2023. While long-run inflation expectations remain relatively subdued at this point, Powell expressed the need to exercise vigilance about the trajectory of market expectations to avoid a self-fulfilling inflation spiral. Underpinning this escalation in rhetoric was the reality that Fed officials do not know how high they will ultimately take the fed funds rate in order to tame inflation.

•

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted during the last three months of the period. The 10-year/2-year Treasury spread declined from 1.10% on October 31, 2021 to -0.44% by the end of the period.

•

Beginning the period at 1.55%, US 10-year Treasury yields ended the period at 4.05%. Meanwhile, the yield on the 2-year Treasury note ended the period at 4.49%, a rise of 404 bps since the beginning of the period.

•

In Europe, German 10-year bond yields rose to end the period at 2.43% as the European Central Bank (ECB) raised rates amid mounting inflationary pressures driven by demand and supply-chain bottlenecks. Similarly, UK 10-year bond yields rose over the period to end it at 3.51% as the Bank of England raised rates in order to bring inflation under control.

•

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through

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much of 2022 as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads widened, with collateralized loan obligation (CLO) and commercial mortgage-backed securities (CMBS) spreads trading well above their recent tights by the end of the period. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed Treasuries on concerns that the Fed may begin selling MBS if officials need to step up their inflation fight.

What worked?

•	The Fund’s yield curve positioning, in both developed market and emerging market rates, contributed to performance during the reporting period.

•

While overall security selection detracted from performance, selection in emerging markets Treasuries and emerging markets derivatives linked to the London Interbank Offered Rate (LIBOR) contributed to performance over the period.

•	Within credit, positioning in the upstream energy, midstream energy, aerospace & defense, and downstream energy sectors contributed.

•

In individual security selection, the Fund benefited from overweights relative to the Index to Chesapeake Energy Corp. (upstream energy), Bombardier Inc. (aerospace & defense), and Ascent Resources Inc. (upstream energy).

What didn’t work?

•	During the period, the Fund’s long duration bias detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	Within security selection, positions in emerging markets sovereign debt, developed markets high yield bonds, emerging markets agency securities, and developed markets Treasuries detracted the most.

•	Within credit, positioning in foreign non-corporate bonds as well as the cable & satellite and healthcare & pharmaceuticals sectors detracted from performance.

•

In individual security selection, overweights relative to the Index to the Republic of Ukraine, the Russian Federation, and Bausch Health Companies Inc. (healthcare & pharmaceuticals) detracted from performance.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund held positions in Russia combined with the use of derivatives designed to offset the decline in value of certain Russian securities. The Fund also used interest rate futures, options, and swaps during the period to help manage duration positioning and yield curve exposure, which detracted from performance. Credit default swaps and credit default swap index (CDX) positions

PGIM Global Dynamic Bond Fund	9

Strategy and Performance Overview* (continued)

were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure contributed during the period. In addition, the Fund traded foreign-exchange derivatives, which had a positive impact on performance over the period.

Current outlook

•

PGIM Fixed Income maintains that it will likely take another quarter to see a material downtrend in the key categories of services inflation. Such relief would come from a combination of a slowdown in labor demand, in line with other slowing measures of aggregate demand, and incremental gains in labor supply as workers with lower balances of savings are drawn back into the workforce.

•

Based on its review of inflation and other macroeconomic data, PGIM Fixed Income believes the Fed is unlikely to soon stop raising rates and, as a result, recently raised its terminal rate projection to 4.75% by January—assuming 50-bp and 25-bp rate hikes in December and January, respectively. This would likely be followed by precautionary rate cuts by the end of the second quarter of 2023, as the downturn takes hold amid a negative fiscal impulse, mounting external shocks, and tighter financial conditions.

•

In Europe, PGIM Fixed Income expects rates to rise by 50 bps when the ECB meets in December, taking the deposit facility rate to 2% before pausing through the winter period and, ultimately, peaking at less than 3%. However, if inflation continues surprising to the upside, particularly if nominal wages or inflation expectations start to inch above levels consistent with the 2% inflation target, then such a dovish shift could prove premature. In that case, PGIM Fixed Income would expect sequential rate hikes to continue, with rates peaking above 3%.

•

Beyond the progression of events over the next few quarters or years, PGIM Fixed Income expects economic conditions to eventually return to a configuration more like pre-COVID-19 conditions, as an aging demographic and high debt burdens are likely to drive a return to moderate growth and inflation, which may lead to a lower interest rate environment.

•

PGIM Fixed Income maintains its positive view of spread sectors over the medium to long term and holds allocations to structured products (CLOs, CMBS), investment-grade corporate bonds, high yield bonds, and emerging markets.

•

In terms of calling the peak in long-term rates, given the economic strength and level of inflation, PGIM Fixed income believes it’s too early to preclude the possibility of higher highs. Yet, from a long-term perspective, exposure to developed market duration is becoming more compelling after the broad repricing and with the looming moderation in global growth. While acknowledging the immediate trajectory of inflation is going to dictate market volatility and the path of the US Treasury 10-year yield, PGIM Fixed Income’s base case is that implied volatility will ultimately decline, and

10	Visit our website at pgim.com/investments

the 10-year yield will stay below the terminal rate of this interest rate hiking cycle when it is eventually reached. In the meantime, the best course will be to focus on the micro-alpha opportunities within and across sectors, in PGIM Fixed Income’s view.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Global Dynamic Bond Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

12	Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Global Dynamic Bond Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$ 965.20	1.20%	$5.94
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11
Class C	Actual	$1,000.00	$ 961.40	1.95%	$9.64
	Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91
Class Z	Actual	$1,000.00	$ 965.70	0.85%	$4.21
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
Class R6	Actual	$1,000.00	$ 967.10	0.80%	$3.97
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Global Dynamic Bond Fund	13

Schedule of Investments

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#			Value

LONG-TERM INVESTMENTS 88.5%

ASSET-BACKED SECURITIES 3.4%

Cayman Islands 0.5%
Trinitas CLO Ltd.,
Series 2020-14A, Class C, 144A, 3 Month LIBOR + 3.000% (Cap N/A, Floor 3.000%)	7.358%(c)	01/25/34		250		$234,190

Spain 0.6%
TFS,
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%^	0.000(s)	04/16/40	EUR	—	(r)	302
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%^	3.845(c)	04/16/23	EUR	261		245,177

						245,479

United States 2.3%
Laurel Road Prime Student Loan Trust,
Series 2019-A, Class R, 144A	0.000	10/25/48		707		166,654
Oportun Funding XIII LLC,
Series 2019-A, Class B, 144A	3.870	08/08/25		86		82,893
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	6.386(c)	06/25/24		820		761,762

						1,011,309

TOTAL ASSET-BACKED SECURITIES (cost $1,502,190)						1,490,978

COMMERCIAL MORTGAGE-BACKED SECURITIES 14.6%

Canada 0.1%
Real Estate Asset Liquidity Trust,
Series 2020-01A, Class A1, 144A	2.381(cc)	02/12/55	CAD	66		44,268

United Kingdom 4.0%
Deco DAC,
Series 2019-RAM, Class ASONIA + 2.007% (Cap N/A, Floor 2.007%)	3.898(c)	08/07/30	GBP	1,560		1,703,337

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	15

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States 10.5%
Barclays Commercial Mortgage Securities Trust,
Series 2018-CHRS, Class D, 144A	4.267%(cc)	08/05/38	300	$228,643
BX Commercial Mortgage Trust,
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	6.062(c)	10/15/36	544	519,830
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	6.178(c)	11/15/37	99	93,367
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	5.562(c)	05/15/36	275	263,981
Series 2019-ICE04, Class F, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	6.062(c)	05/15/36	1,250	1,198,951
DBWF Mortgage Trust,
Series 2016-85T, Class E, 144A	3.808(cc)	12/10/36	250	198,741
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class F, 144A, 1 Month LIBOR + 4.550% (Cap N/A, Floor 4.550%)	7.962(c)	10/15/36	140	128,173
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-AON, Class E, 144A	4.613(cc)	07/05/31	400	324,648
MKT Mortgage Trust,
Series 2020-525M, Class F, 144A	2.941(cc)	02/12/40	550	310,794
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class E, 144A	3.177(cc)	11/10/36	650	535,425
One New York Plaza Trust,
Series 2020-01NYP, Class D, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	6.162(c)	01/15/36	125	116,644
Wells Fargo Commercial Mortgage Trust,
Series 2021-FCMT, Class E, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 4.500%)	7.912(c)	05/15/31	700	643,514

				4,562,711

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $7,287,527)				6,310,316

CORPORATE BONDS 49.7%

Brazil 1.4%
Petrobras Global Finance BV,
Gtd. Notes	5.375	10/01/29	GBP 300	287,016

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Brazil (cont’d.)
Petrobras Global Finance BV, (cont’d.)
Gtd. Notes	6.625%	01/16/34	GBP 100	$95,779
Gtd. Notes, EMTN	6.250	12/14/26	GBP 200	217,290

				600,085

Bulgaria 0.3%
Bulgarian Energy Holding EAD,
Sr. Unsec’d. Notes	2.450	07/22/28	EUR 200	141,789

Canada 1.7%
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	25	23,715
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	144	143,856
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	395	374,618
Brookfield Residential Properties, Inc./Brookfield Residential US LLC,
Gtd. Notes, 144A	4.875	02/15/30	85	64,387
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes	3.750	02/15/52	10	6,619
Sr. Unsec’d. Notes	5.250	06/15/37	110	95,975
MEG Energy Corp.,
Gtd. Notes, 144A	7.125	02/01/27	45	45,790

				754,960

France 3.6%
Adevinta ASA,
Sr. Sec’d. Notes	3.000	11/15/27	EUR 250	216,536
Sr. Sec’d. Notes, 144A	3.000	11/15/27	EUR 100	86,651
Altice France SA,
Sr. Sec’d. Notes	3.375	01/15/28	EUR 400	302,765
CAB SELAS,
Sr. Sec’d. Notes, 144A	3.375	02/01/28	EUR 125	96,164
Faurecia SE,
Sr. Unsec’d. Notes	3.750	06/15/28	EUR 250	207,743
Iliad Holding SASU,
Sr. Sec’d. Notes, 144A	5.625	10/15/28	EUR 200	177,085
Loxam SAS,
Sr. Sub. Notes	4.500	04/15/27	EUR 100	77,476

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	17

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

France (cont’d.)
SPCM SA,
Sr. Unsec’d. Notes, 144A	2.625%	02/01/29	EUR 100	$76,072
Verallia SA,
Gtd. Notes	1.625	05/14/28	EUR 400	326,816

				1,567,308

Germany 1.4%
Nidda BondCo GmbH,
Gtd. Notes, 144A	5.000	09/30/25	EUR 100	79,592
thyssenkrupp AG,
Sr. Unsec’d. Notes, EMTN	1.875	03/06/23	EUR 100	97,884
TK Elevator Holdco GmbH,
Sr. Unsec’d. Notes	6.625	07/15/28	EUR 90	69,545
TK Elevator Midco GmbH,
Sr. Sec’d. Notes	4.375	07/15/27	EUR 100	83,458
Sr. Sec’d. Notes, 144A	4.375	07/15/27	EUR 100	83,619
Volkswagen International Finance NV,
Gtd. Notes	4.625(ff)	03/24/26(oo)	EUR 200	187,171

				601,269

India 0.8%
NTPC Ltd.,
Sr. Unsec’d. Notes, EMTN	2.750	02/01/27	EUR 300	271,979
Power Finance Corp. Ltd.,
Sr. Unsec’d. Notes, GMTN	1.841	09/21/28	EUR 100	77,009

				348,988

Indonesia 0.6%
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes	2.875	10/25/25	EUR 200	186,013
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara,
Sr. Unsec’d. Notes, 144A	1.875	11/05/31	EUR 100	69,073

				255,086

Israel 0.2%
Energean Israel Finance Ltd.,
Sr. Sec’d. Notes, 144A	4.500	03/30/24	100	95,240

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Italy 1.0%
Assicurazioni Generali SpA,
Sub. Notes, EMTN	5.500%(ff)	10/27/47	EUR 100	$96,853
Nexi SpA,
Sr. Unsec’d. Notes	2.125	04/30/29	EUR 400	314,549

				411,402

Jamaica 1.1%
Digicel International Finance Ltd./Digicel International Holdings Ltd.,
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25	277	185,710
Sr. Sec’d. Notes, 144A	8.750	05/25/24	200	169,580
Digicel Ltd.,
Gtd. Notes, 144A	6.750	03/01/23	200	106,000

				461,290

Kazakhstan 0.2%
Kazakhstan Temir Zholy National Co. JSC,
Gtd. Notes	3.250	12/05/23	CHF 100	87,182

Luxembourg 1.8%
ARD Finance SA,
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR 294	196,963
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR 200	134,135
Codere New Holdco SA,
Sr. Sec’d. Notes, 144A, Cash coupon N/A or PIK 7.500% (original cost $69,918; purchased 11/19/21 - 04/30/22 )(f)	7.500	11/30/27(d)	EUR 53	28,096
Intelsat Jackson Holdings SA,
Gtd. Notes^	5.500	08/01/23(d)	440	—
Gtd. Notes, 144A^	8.500	10/15/24(d)	25	—
Gtd. Notes, 144A^	9.750	07/15/25(d)	25	—
Sr. Sec’d. Notes, 144A	6.500	03/15/30	90	82,543
Matterhorn Telecom SA,
Sr. Sec’d. Notes	3.125	09/15/26	EUR 400	346,319

				788,056

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	19

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mexico 1.7%
Comision Federal de Electricidad,
Sr. Unsec’d. Notes	5.000%	09/29/36	150	$113,696
Petroleos Mexicanos,
Gtd. Notes	3.625	11/24/25	EUR 200	170,078
Gtd. Notes, EMTN	4.875	02/21/28	EUR 600	457,609

				741,383

Netherlands 1.6%
United Group BV,
Sr. Sec’d. Notes, 144A	3.125	02/15/26	EUR 400	306,713
WP/AP Telecom Holdings III BV,
Sr. Unsec’d. Notes, 144A	5.500	01/15/30	EUR 225	172,022
Ziggo Bond Co. BV,
Gtd. Notes, 144A	3.375	02/28/30	EUR 300	217,541

				696,276

Russia 0.9%
Gazprom PJSC Via Gaz Capital SA,
Sr. Unsec’d. Notes	1.450	03/06/23(d)	CHF 500	274,629
Sr. Unsec’d. Notes	2.500	03/21/26(d)	EUR 100	54,354
Sr. Unsec’d. Notes	4.250	04/06/24	GBP 100	57,340

				386,323

South Africa 0.8%
Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN	6.350	08/10/28	400	358,125

Spain 1.7%
Cellnex Telecom SA,
Sr. Unsec’d. Notes, EMTN	1.750	10/23/30	EUR 400	292,582
Codere Finance 2 Luxembourg SA,
Sr. Sec’d. Notes, Cash coupon 2.000% and PIK 10.750% (original cost $43,641; purchased 12/02/19 - 04/30/22 )(f)	12.750	11/30/27(d)	EUR 43	35,188
Sr. Sec’d. Notes, 144A, Cash coupon 8.000% and PIK 3.000% (original cost $190,327; purchased 07/24/20 - 09/30/22 )(f)	11.000	09/30/26(d)	EUR 167	153,715

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Spain (cont’d.)
ContourGlobal Power Holdings SA,
Sr. Sec’d. Notes	4.125%	08/01/25	EUR 100	$94,116
Kaixo Bondco Telecom SA,
Sr. Sec’d. Notes, 144A	5.125	09/30/29	EUR 175	138,824

				714,425

Sweden 0.2%
Preem Holdings AB,
Sr. Unsec’d. Notes, 144A	12.000	06/30/27	EUR 100	103,766

Ukraine 0.0%
NAK Naftogaz Ukraine via Kondor Finance PLC,
Sr. Unsec’d. Notes	7.125	07/19/24(d)	EUR 100	15,336

United Kingdom 5.7%
Bellis Acquisition Co. PLC,
Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP 500	465,770
Bellis Finco PLC,
Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP 200	159,299
BP Capital Markets PLC,
Gtd. Notes	4.375(ff)	06/22/25(oo)	250	234,168
eG Global Finance PLC,
Sr. Sec’d. Notes	4.375	02/07/25	EUR 350	295,914
Sr. Sec’d. Notes	6.250	10/30/25	EUR 100	85,164
Sr. Sec’d. Notes, 144A	4.375	02/07/25	EUR 100	84,549
INEOS Quattro Finance 2 PLC,
Sr. Sec’d. Notes, 144A	2.500	01/15/26	EUR 100	82,300
Market Bidco Finco PLC,
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP 300	260,198
Saga PLC,
Gtd. Notes	5.500	07/15/26	GBP 200	151,124
Sherwood Financing PLC,
Sr. Sec’d. Notes, 144A	6.000	11/15/26	GBP 175	144,535
Very Group Funding PLC (The),
Sr. Sec’d. Notes, 144A	6.500	08/01/26	GBP 225	174,815
Virgin Media Finance PLC,
Gtd. Notes	3.750	07/15/30	EUR 300	233,559
Virgin Media Vendor Financing Notes III DAC,
Gtd. Notes	4.875	07/15/28	GBP 100	91,023

				2,462,418

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	21

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States 23.0%
Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500%	03/01/28	66	$60,191
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	75	76,529
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes^	7.875	12/15/24(d)	400	2,720
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000	06/15/26	131	69,768
American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	6.250	03/15/26	38	36,100
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.875	08/20/26	500	469,838
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	01/15/28	75	71,037
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26	50	49,260
Sr. Unsec’d. Notes, 144A	8.250	12/31/28	50	48,722
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	25	18,558
Avantor Funding, Inc.,
Gtd. Notes	3.875	07/15/28	EUR 300	258,916
Sr. Sec’d. Notes, 144A	2.625	11/01/25	EUR 100	91,905
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500	01/31/27	315	141,694
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.250	01/30/30	50	19,250
Gtd. Notes, 144A	5.250	02/15/31	25	9,813
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	100	83,963
Gtd. Notes	6.750	03/15/25	125	116,241
Gtd. Notes	7.250	10/15/29	75	62,065
C&S Group Enterprises LLC,
Gtd. Notes, 144A	5.000	12/15/28	100	74,073
Caesars Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	4.625	10/15/29	25	20,006
Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	50	42,487

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Calpine Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A	5.000%	02/01/31	185	$156,565
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	75	66,727
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	300	236,990
Sr. Unsec’d. Notes, 144A	4.750	03/01/30	119	99,148
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	50	44,706
Chemours Co. (The),
Gtd. Notes	5.375	05/15/27	125	111,886
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	50	48,398
Gtd. Notes, 144A	5.875	02/01/29	25	23,625
Citigroup, Inc.,
Jr. Sub. Notes	3.875(ff)	02/18/26(oo)	380	311,782
Dana, Inc.,
Sr. Unsec’d. Notes	4.500	02/15/32	125	95,152
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27	510	26,013
DISH DBS Corp.,
Gtd. Notes	7.750	07/01/26	425	359,033
Diversified Healthcare Trust,
Sr. Unsec’d. Notes	4.750	02/15/28	225	153,412
Dominion Energy, Inc.,
Jr. Sub. Notes, Series B	4.650(ff)	12/15/24(oo)	200	174,128
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28	25	24,339
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)	200	165,593
Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	550	383,856
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26	200	197,815
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U	3.650(ff)	08/10/26(oo)	115	87,819
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	75	68,711
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	25	22,879
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	25	22,675
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	150	141,251

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	23

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625%	02/15/32	300	$238,841
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	275	217,783
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	200	162,602
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	4.125	04/15/26	200	185,600
IQVIA, Inc.,
Gtd. Notes	2.250	03/15/29	EUR 250	199,838
Gtd. Notes, 144A	1.750	03/15/26	EUR 150	134,863
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	420	372,900
KB Home,
Gtd. Notes	4.800	11/15/29	75	61,440
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30	25	21,858
Gtd. Notes, 144A	4.375	01/31/32	25	21,538
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series P	7.600	09/15/39	30	20,730
Sr. Unsec’d. Notes, Series U	7.650	03/15/42	100	67,095
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29	25	20,420
Sr. Unsec’d. Notes, 144A	5.250	10/01/29	25	19,487
MGM Resorts International,
Gtd. Notes	4.750	10/15/28	150	130,243
Gtd. Notes	5.500	04/15/27	150	138,289
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	2.500	03/24/26	GBP 100	88,064
Gtd. Notes	3.692	06/05/28	GBP 155	123,992
Nabors Industries, Inc.,
Gtd. Notes	5.750	02/01/25	75	72,182
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28	120	97,871
NRG Energy, Inc.,
Gtd. Notes, 144A	3.625	02/15/31	150	119,380
Gtd. Notes, 144A	5.250	06/15/29	150	136,306
OneMain Finance Corp.,
Gtd. Notes	6.875	03/15/25	25	24,248
Gtd. Notes	7.125	03/15/26	125	120,340
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	100	75,749

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.875%	09/01/31	50	$35,485
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	75	61,758
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25	100	94,744
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.625	07/01/25	300	309,188
Service Properties Trust,
Sr. Unsec’d. Notes	4.350	10/01/24	150	137,755
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	25	20,243
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27	175	166,148
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	6.000	12/31/30	75	68,034
Gtd. Notes, 144A	7.500	10/01/25	150	151,932
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	150	137,584
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28	75	65,026
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24(d)	50	27,338
Sr. Sec’d. Notes, 144A	10.875	08/01/24(d)	12	11,836
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25	75	66,188
U.S. Bancorp,
Jr. Sub. Notes	3.700(ff)	01/15/27(oo)	200	153,543
UGI International LLC,
Gtd. Notes, 144A	2.500	12/01/29	EUR 100	72,934
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	65	59,472
Sr. Sec’d. Notes, 144A	4.625	04/15/29	15	12,878
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	25	20,225
Gtd. Notes	4.875	01/15/28	120	111,600
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25	50	49,543

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	25

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750%	02/01/29	125	$109,447
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	5	4,326
Sr. Sec’d. Notes, 144A	4.125	08/15/31	5	4,275
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	25	22,218
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)	100	94,980
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27	180	166,054

				9,952,052

TOTAL CORPORATE BONDS (cost $29,491,192)				21,542,759

FLOATING RATE AND OTHER LOANS 0.5%

United States
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	12.941(c)	11/01/25	178	186,603
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.100%	11.890(c)	05/25/26	4	4,091
Second Lien Term Loan, 1 Month SOFR + 3.350%	6.458(c)	08/24/26	89	17,148
TPC Group, Inc.,
Term Loan DIP Facility, 1 - 3 Month SOFR + 10.114%^	13.383(c)	03/01/23	5	4,859

TOTAL FLOATING RATE AND OTHER LOANS (cost $224,667)				212,701

MUNICIPAL BOND 0.3%

Puerto Rico
Commonwealth of Puerto Rico,
General Obligation, Sub-Series C (cost $167,545)	0.000(cc)	11/01/43	300	140,338

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.3%

Spain 0.2%
Retiro Mortgage Securities DAC,
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	3.578%(c)	07/30/75	EUR 77	$75,353

United States 6.1%
Bellemeade Re Ltd.,
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	5.186(c)	07/25/29	94	93,712
BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%^	4.740(c)	09/12/26	33	33,275
Connecticut Avenue Securities Trust,
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)	8.247(c)	03/25/42	30	28,275
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	6.047(c)	01/25/34	110	95,618
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)	4.647(c)	01/25/34	34	32,958
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)	5.997(c)	08/25/33	200	160,566
Series 2021-HQA01, Class M2, 144A, 30 Day Average SOFR + 2.250% (Cap N/A, Floor 0.000%)	5.247(c)	08/25/33	400	365,744
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)	6.147(c)	12/25/33	100	79,634
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	6.347(c)	09/25/41	60	51,284
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	5.097(c)	09/25/41	130	110,582
Home Re Ltd.,
Series 2021-01, Class M1C, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 0.000%)	5.886(c)	07/25/33	185	177,928

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	27

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
Home Re Ltd., (cont’d.)
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)	4.597%(c)	01/25/34	150	$146,785
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	5.797(c)	01/25/34	175	164,816
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)	4.597(c)	04/25/34	700	684,604
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)	5.897(c)	04/25/34	200	186,751
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	7.411(c)	12/25/22	60	58,481
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	6.436(c)	02/25/23	100	98,683
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	6.236(c)	08/25/25	100	97,965

				2,667,661

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $2,952,454)				2,743,014

SOVEREIGN BONDS 8.4%

Brazil 0.7%
Brazil Minas SPE via State of Minas Gerais,
Gov’t. Gtd. Notes	5.333	02/15/28	330	316,450

Greece 0.8%
Hellenic Republic Government International Bond,
Sr. Unsec’d. Notes	5.200	07/17/34	EUR 120	117,581
Sr. Unsec’d. Notes	6.140	04/14/28	EUR 200	211,588

				329,169

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Italy 0.8%
Italy Buoni Poliennali Del Tesoro,
Sr. Unsec’d. Notes	0.950%	06/01/32	EUR	450	$333,432

Romania 0.6%
Romanian Government International Bond,
Sr. Unsec’d. Notes, EMTN	3.500	04/03/34	EUR	100	66,849
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	300	195,173

					262,022

Serbia 1.1%
Serbia International Bond,
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	300	207,588
Sr. Unsec’d. Notes	1.650	03/03/33	EUR	500	290,391

					497,979

Spain 2.3%
Autonomous Community of Catalonia,
Sr. Unsec’d. Notes, EMTN	6.350	11/30/41	EUR	50	60,765
Spain Government Bond,
Sr. Unsec’d. Notes, 144A(k)	1.450	10/31/27	EUR	600	559,825
Sr. Unsec’d. Notes, 144A(k)	1.450	04/30/29	EUR	405	368,405

					988,995

Turkey 1.1%
Turkey Government International Bond,
Sr. Unsec’d. Notes	4.625	03/31/25	EUR	500	474,360

Ukraine 1.0%
Ukraine Government International Bond,
Sr. Unsec’d. Notes	4.375	01/27/32(d)	EUR	881	130,597
Sr. Unsec’d. Notes	6.750	06/20/28(d)	EUR	1,300	210,615
Sr. Unsec’d. Notes, 144A	4.375	01/27/32(d)	EUR	600	88,942

					430,154

TOTAL SOVEREIGN BONDS (cost $6,847,020)					3,632,561

U.S. TREASURY OBLIGATIONS 2.0%
U.S. Treasury Notes(h)	1.375	01/31/25		275	257,017

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	29

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes	4.250%	09/30/24	620	$616,876

TOTAL U.S. TREASURY OBLIGATIONS (cost $895,860)				873,893

			Shares

COMMON STOCKS 0.7%

Luxembourg 0.3%
Intelsat Emergence SA*			4,592	122,147

Spain 0.0%
Codere New Topco SA^ (original Cost $0; purchased 11/19/21)(f)			1,910	—

United States 0.4%
Chesapeake Energy Corp.			666	68,112
Chesapeake Energy Corp. Backstop Commitment			59	6,034
Ferrellgas Partners LP (Class B Stock) (original cost $69,478; purchased 10/25/19 )^(f)			253	52,761
GenOn Energy Holdings, Inc. (Class A Stock) (original cost $65,599; purchased 02/28/19 )^(f)			610	61,000

				187,907

TOTAL COMMON STOCKS (cost $204,408)				310,054

EXCHANGE-TRADED FUND 2.3%
iShares MBS ETF(a)
(cost $991,585)			11,000	993,740

PREFERRED STOCK 0.3%

United States
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^
(cost $145,500; original cost $150,000; purchased 03/29/21)(f)			150,000	150,000

RIGHTS* 0.0%

Luxembourg
Intelsat Jackson Holdings SA, Series A (Luxembourg) CVR, expiring 12/05/25^			479	4,565

See Notes to Financial Statements.

Description				Shares	Value

RIGHTS (Continued)*

Luxembourg (cont’d.)
Intelsat Jackson Holdings SA, Series B (Luxembourg) CVR, expiring 12/05/25^				479	$948

TOTAL RIGHTS (cost $0)					5,513

				Units

WARRANTS* 0.0%

United States
TPC Group, Inc., expiring 08/01/24^ (cost $0)				35,028	3

TOTAL LONG-TERM INVESTMENTS (cost $50,709,948)					38,405,870

				Shares

SHORT-TERM INVESTMENTS 12.7%

AFFILIATED MUTUAL FUND 2.2%
PGIM Institutional Money Market Fund
(cost $963,844; includes $962,891 of cash collateral for securities on loan)(b)(wa)				964,713	963,844

FOREIGN TREASURY OBLIGATION 0.7%
Mexico Cetes Series BI (cost $298,294)				600,000	301,078

				Principal Amount (000)#

U.S. GOVERNMENT AGENCY OBLIGATIONS 4.9%
Fannie Mae Discount Notes(k)	2.943	%(s)	11/09/22	2,000	1,997,661
Federal Home Loan Mortgage Corp.	3.105	(s)	11/08/22	125	124,870

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $2,123,622)					2,122,531

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	31

Schedule of Investments (continued)

as of October 31, 2022

Description	Shares	Value

UNAFFILIATED FUND 4.7%
Dreyfus Government Cash Management (Institutional Shares) (cost $2,043,177)	2,043,177	$2,043,177

OPTIONS PURCHASED*~ 0.2%
(cost $75,240)		79,701

TOTAL SHORT-TERM INVESTMENTS
(cost $5,504,177)		5,510,331

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 101.2%
(cost $56,214,125)		43,916,201

OPTIONS WRITTEN*~ (0.2)%
(premiums received $91,219)		(92,608)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 101.0%
(cost $56,122,906)		43,823,593
Liabilities in excess of other assets(z) (1.0)%		(451,762)

NET ASSETS 100.0%		$43,371,831

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

PLN—Polish Zloty

SAR—Saudi Arabian Riyal

SGD—Singapore Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BOA—Bank of America, N.A.

CDX—Credit Derivative Index

CIGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

See Notes to Financial Statements.

CVR—Contingent Value Rights

DB—Deutsche Bank AG

DIP—Debtor-In-Possession

EMTN—Euro Medium Term Note

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

NASDAQ—National Association of Securities Dealers Automated Quotations

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

REMIC—Real Estate Mortgage Investment Conduit

S—Semiannual payment frequency for swaps

S&P—Standard & Poor’s

SAIBOR—Saudi Arabian Interbank Offered Rate

SCB—Standard Chartered Bank

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

TOPIX—Tokyo Stock Price Index

UAG—UBS AG

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $555,610 and 1.3% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $937,887; cash collateral of $962,891 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	33

Schedule of Investments (continued)

as of October 31, 2022

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $588,963. The aggregate value of $480,760 is 1.1% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
NASDAQ 100 E-Mini Index	Call	12/16/22	$15,500.00	19	—	(r)	$133
NASDAQ 100 E-Mini Index	Put	11/18/22	$ 9,750.00	10	—	(r)	2,450
NASDAQ 100 E-Mini Index	Put	11/18/22	$10,750.00	10	—	(r)	20,100

Total Exchange Traded (cost $62,640)							$22,683

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
2- Year Interest Rate Swap, 05/21/25	Call	DB	05/17/23	2.05%	2.05%(A)	3 Month SAIBOR(Q)/ 5.599%	SAR 3,750	$1
2- Year Interest Rate Swap, 05/21/25	Put	DB	05/17/23	2.05%	3 Month SAIBOR(Q)/ 5.599%	2.05%(A)	SAR 3,750	57,017

Total OTC Swaptions (cost $12,600)								$57,018

Total Options Purchased (cost $75,240)								$79,701

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
NASDAQ 100 E-Mini Index	Call	12/16/22	$12,800.00	10	—	(r)	$(14,400)

See Notes to Financial Statements.

Options Written (continued):

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
NASDAQ 100 E-Mini Index	Call	12/16/22	$13,500.00	5	—	(r)	$(2,050)
NASDAQ 100 E-Mini Index	Put	11/18/22	$10,150.00	20	—	(r)	(11,400)

Total Exchange Traded (premiums received $76,219)							$(27,850)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
2- Year Interest Rate Swap, 05/19/25	Call	DB	05/17/23	1.13%	3 Month LIBOR(Q)/ 4.460%	1.13%(S)	1,000	$(82)
2- Year Interest Rate Swap, 05/19/25	Put	DB	05/17/23	1.13%	1.13%(S)	3 Month LIBOR(Q)/ 4.460%	1,000	(64,676)

Total OTC Swaptions (premiums received $15,000)								$(64,758)

Total Options Written (premiums received $91,219)								$(92,608)

Futures contracts outstanding at October 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
26	2 Year U.S. Treasury Notes	Dec. 2022	$5,313,953	$(4,292)
4	S&P 500 E-Mini Index	Dec. 2022	776,600	4,293
1	TOPIX Index	Dec. 2022	129,527	1,007

				1,008

Short Positions:
51	5 Year Euro-Bobl	Dec. 2022	6,031,458	162,440
46	5 Year U.S. Treasury Notes	Dec. 2022	4,903,312	217,168
21	10 Year Euro-Bund	Dec. 2022	2,873,080	148,056
3	10 Year U.K. Gilt	Dec. 2022	351,368	26,984
26	10 Year U.S. Treasury Notes	Dec. 2022	2,875,438	(20,534)
25	10 Year U.S. Ultra Treasury Notes	Dec. 2022	2,899,610	210,318
5	20 Year U.S. Treasury Bonds	Dec. 2022	602,500	37,433
30	British Pound Currency	Dec. 2022	2,153,625	(75,040)
32	Euro Schatz Index	Dec. 2022	3,381,712	36,037

				742,862

				$743,870

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	35

Schedule of Investments (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 10/31/23	JPM	AUD	197	$136,791	$127,268	$—	$(9,523)
Brazilian Real,
Expiring 04/28/23	MSI	BRL	1,833	278,449	342,849	64,400	—
British Pound,
Expiring 01/19/23	HSBC	GBP	20	23,257	23,167	—	(90)
Expiring 01/19/23	JPM	GBP	54	63,511	62,646	—	(865)
Canadian Dollar,
Expiring 01/19/23	HSBC	CAD	98	70,851	71,853	1,002	—
Chilean Peso,
Expiring 12/21/22	UAG	CLP	12,741	14,048	13,385	—	(663)
Euro,
Expiring 01/19/23	MSI	EUR	253	251,050	251,856	806	—
Expiring 01/19/23	SCB	EUR	295	299,353	293,510	—	(5,843)
Expiring 01/19/23	SCB	EUR	266	269,733	264,243	—	(5,490)
Expiring 10/31/23	HSBC	EUR	62	75,000	63,044	—	(11,956)
Hungarian Forint,
Expiring 12/21/22	MSI	HUF	25,484	58,787	60,606	1,819	—
Expiring 01/19/23	MSI	HUF	45,468	103,522	107,194	3,672	—
Expiring 01/19/23	MSI	HUF	36,428	79,763	85,882	6,119	—
Japanese Yen,
Expiring 04/28/23	MSI	JPY	20,014	177,150	138,020	—	(39,130)
Expiring 10/31/23	BARC	JPY	21,923	230,000	155,449	—	(74,551)
Expiring 10/31/23	BARC	JPY	13,554	140,000	96,107	—	(43,893)
Expiring 10/31/23	BOA	JPY	105,610	1,058,000	748,838	—	(309,162)
Expiring 10/31/23	DB	JPY	22,335	234,000	158,371	—	(75,629)
Expiring 10/31/23	GSI	JPY	50,469	518,000	357,855	—	(160,145)
Expiring 10/31/23	MSI	JPY	78,211	755,589	554,563	—	(201,026)
Mexican Peso,
Expiring 12/21/22	HSBC	MXN	3,127	152,598	156,377	3,779	—
Expiring 04/28/23	JPM	MXN	4,649	192,329	226,930	34,601	—
Expiring 04/28/23	MSI	MXN	14,804	624,000	722,631	98,631	—
Norwegian Krone,
Expiring 01/19/23	BOA	NOK	1,610	150,373	155,288	4,915	—
Polish Zloty,
Expiring 01/19/23	HSBC	PLN	686	134,710	141,554	6,844	—
Swiss Franc,
Expiring 01/19/23	HSBC	CHF	31	30,985	30,974	—	(11)

				$6,121,849	$5,410,460	226,588	(937,977)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 04/28/23	HSBC	AUD	281	$207,943	$180,903	$27,040	$—
Brazilian Real,
Expiring 04/28/23	BNP	BRL	1,833	284,342	342,849	—	(58,507)
British Pound,
Expiring 01/19/23	MSI	GBP	2,156	2,454,615	2,479,473	—	(24,858)
Danish Krone,
Expiring 01/19/23	BARC	DKK	235	30,976	31,435	—	(459)
Euro,
Expiring 01/19/23	BNP	EUR	6,868	6,745,692	6,833,706	—	(88,014)
Expiring 01/19/23	SCB	EUR	4,679	4,553,929	4,654,888	—	(100,959)
Japanese Yen,
Expiring 10/31/23	BOA	JPY	165,745	1,624,000	1,175,240	448,760	—
Expiring 10/31/23	BOA	JPY	107,140	1,062,000	759,689	302,311	—
Expiring 10/31/23	CITI	JPY	27,641	286,831	195,988	90,843	—
Expiring 10/31/23	CITI	JPY	5,701	54,601	40,423	14,178	—
Mexican Peso,
Expiring 11/17/22	GSI	MXN	5,965	296,025	300,096	—	(4,071)
Expiring 04/28/23	MSI	MXN	19,453	844,701	949,560	—	(104,859)
Singapore Dollar,
Expiring 12/21/22	BNP	SGD	22	15,605	15,513	92	—
South African Rand,
Expiring 12/21/22	MSI	ZAR	693	39,678	37,580	2,098	—
Swiss Franc,
Expiring 01/19/23	BOA	CHF	95	95,994	95,695	299	—
Expiring 01/19/23	CITI	CHF	379	384,794	382,215	2,579	—

				$18,981,726	$18,475,253	888,200	(381,727)

						$1,114,788	$(1,319,704)

Cross currency exchange contracts outstanding at October 31, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
04/28/23	Buy	AUD	853	JPY	68,288	$78,219	$—	MSI
04/28/23	Buy	JPY	48,274	AUD	572	—	(35,336)	DB
10/31/23	Buy	AUD	367	JPY	24,589	62,742	—	DB

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	37

Schedule of Investments (continued)

as of October 31, 2022

Cross currency exchange contracts outstanding at October 31, 2022 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts (cont’d):
10/31/23	Buy	JPY	9,277	AUD	133	$—	$(20,144)	GSI
10/31/23	Buy	JPY	29,437	AUD	431	—	(69,710)	MSI

						$140,961	$(125,190)

Credit default swap agreements outstanding at October 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**:
Arab Republic of Egypt	12/20/27	1.000%(Q)	100	$32,917	$3	$32,914	BARC
Emirate of Abu Dhabi	12/20/27	1.000%(Q)	100	(1,941)	3	(1,944)	BARC
Federation of Malaysia	12/20/27	1.000%(Q)	150	329	4	325	BARC
Federative Republic of Brazil	12/20/27	1.000%(Q)	600	44,856	16	44,840	BARC
Kingdom of Saudi Arabia	12/20/27	1.000%(Q)	100	(1,512)	3	(1,515)	BARC
People’s Republic of China	12/20/27	1.000%(Q)	600	5,572	16	5,556	BARC
Republic of Argentina	12/20/27	1.000%(Q)	100	78,474	3	78,471	BARC
Republic of Chile	12/20/27	1.000%(Q)	150	3,370	4	3,366	BARC
Republic of Colombia	12/20/27	1.000%(Q)	300	31,554	8	31,546	BARC
Republic of Indonesia	12/20/27	1.000%(Q)	500	7,876	14	7,862	BARC
Republic of Panama	12/20/27	1.000%(Q)	100	2,731	3	2,728	BARC
Republic of Peru	12/20/27	1.000%(Q)	150	3,512	4	3,508	BARC
Republic of Philippines	12/20/27	1.000%(Q)	100	1,079	3	1,076	BARC
Republic of South Africa	12/20/27	1.000%(Q)	550	46,809	15	46,794	BARC
Republic of Turkey	12/20/27	1.000%(Q)	600	126,424	16	126,408	BARC
State of Qatar	12/20/27	1.000%(Q)	100	(1,949)	3	(1,952)	BARC
Sultanate of Oman	12/20/27	1.000%(Q)	100	5,783	3	5,780	BARC
United Mexican States	12/20/27	1.000%(Q)	600	15,945	16	15,929	BARC

				$401,829	$137	$401,692

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreement on credit indices— Sell Protection(2)**:
CDX.EM.38.V1	12/20/27	1.000%(Q)	5,000	2.960%	$(408,503)	$(5,029)	$(403,474)	BARC

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s). Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	03/20/23	1.000%(Q)	545	$105,257	$115,521	$(10,264)	BARC

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Generalitat de Cataluna	12/20/22	1.000%(Q)	230	*	$535	$(887)	$1,422	CITI
Hellenic Republic	12/20/24	1.000%(Q)	1,650	0.923%	4,490	(37,266)	41,756	CITI
Hellenic Republic	06/20/29	1.000%(Q)	250	2.043%	(13,865)	(23,425)	9,560	CITI
Hellenic Republic	12/20/31	1.000%(Q)	1,255	2.265%	(106,896)	(35,000)	(71,896)	BARC
Republic of Estonia	12/20/26	1.000%(Q)	60	0.973%	130	470	(340)	JPM
Republic of Italy	12/20/25	1.000%(Q)	750	1.038%	54	(8,960)	9,014	JPM
Republic of Italy	12/20/29	1.000%(Q)	1,000	1.728%	(40,962)	(28,175)	(12,787)	JPM
Republic of Kazakhstan	06/20/23	1.000%(Q)	230	0.942%	352	—	352	CITI
Republic of Panama	12/20/26	1.000%(Q)	350	1.397%	(4,745)	834	(5,579)	CITI
Republic of Portugal	12/20/30	1.000%(Q)	1,000	0.793%	15,086	27,992	(12,906)	JPM
Republic of South Africa	12/20/23	1.000%(Q)	250	1.413%	(850)	(3,054)	2,204	BOA
State of Illinois	12/20/22	1.000%(Q)	210	0.659%	343	(224)	567	CITI
State of Illinois	12/20/24	1.000%(Q)	200	0.753%	1,223	(4,243)	5,466	GSI

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	39

Schedule of Investments (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
United Mexican States	06/20/31	1.000%(Q)	320	2.238%	$(26,176)	$(13,591)	$(12,585)	CITI
Verizon Communications, Inc.	06/20/26	1.000%(Q)	170	1.164%	(719)	2,593	(3,312)	GSI

					$(172,000)	$(122,936)	$(49,064)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.38.V2	06/20/27	5.000%(Q)	6,584	4.795%	$(1,306)	$87,655	$88,961
iTraxx.XO.38.V1	12/20/27	5.000%(Q)	EUR 1,200	5.558%	(40,116)	(18,772)	21,344

					$(41,422)	$68,883	$110,305

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at October 31, 2022:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
EUR 9,645	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)/ 2.130%	$—	$(286,100)	$(286,100)
EUR 270	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)/ 2.130%	—	40,212	40,212
EUR 270	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)/ 1.704%	—	(42,133)	(42,133)
EUR 655	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)/ 2.130%	—	94,748	94,748
EUR 655	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)/ 2.130%	—	(99,471)	(99,471)
GBP 1,100	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 2.184%	55,014	173,086	118,072

				$55,014	$(119,658)	$(174,672)

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	41

Schedule of Investments (continued)

as of October 31, 2022

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
ZAR	1,060	03/22/42	7.800%(Q)	3 Month JIBAR(2)(Q)/ 6.517%	$(10,354)	$(25)	$(10,329)	CITI
ZAR	7,000	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)/ 6.517%	(61,186)	(44)	(61,142)	CITI
ZAR	1,000	03/22/47	7.650%(Q)	3 Month JIBAR(1)(Q)/ 6.517%	11,282	24	11,258	CITI
ZAR	6,575	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)/ 6.517%	65,940	42	65,898	CITI

					$5,682	$(3)	$5,685

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$147,613	$(159,923)	$554,600	$(610,025)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$920,766
JPS	—	739,135

Total	$—	$1,659,901

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Cayman Islands	$—	$234,190	$—
Spain	—	—	245,479
United States	—	1,011,309	—
Commercial Mortgage-Backed Securities
Canada	—	44,268	—
United Kingdom	—	1,703,337	—
United States	—	4,562,711	—
Corporate Bonds
Brazil	—	600,085	—
Bulgaria	—	141,789	—
Canada	—	754,960	—
France	—	1,567,308	—
Germany	—	601,269	—
India	—	348,988	—
Indonesia	—	255,086	—
Israel	—	95,240	—
Italy	—	411,402	—
Jamaica	—	461,290	—
Kazakhstan	—	87,182	—
Luxembourg	—	788,056	—
Mexico	—	741,383	—
Netherlands	—	696,276	—
Russia	—	386,323	—
South Africa	—	358,125	—
Spain	—	714,425	—
Sweden	—	103,766	—
Ukraine	—	15,336	—
United Kingdom	—	2,462,418	—
United States	—	9,949,332	2,720
Floating Rate and other Loans
United States	—	207,842	4,859
Municipal Bond
Puerto Rico	—	140,338	—
Residential Mortgage-Backed Securities
Spain	—	75,353	—
United States	—	2,634,386	33,275
Sovereign Bonds
Brazil	—	316,450	—
Greece	—	329,169	—
Italy	—	333,432	—
Romania	—	262,022	—
Serbia	—	497,979	—
Spain	—	988,995	—
Turkey	—	474,360	—

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	43

Schedule of Investments (continued)

as of October 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Ukraine	$—	$430,154	$—
U.S. Treasury Obligations	—	873,893	—
Common Stocks
Luxembourg	—	122,147	—
Spain	—	—	—
United States	68,112	6,034	113,761
Exchange-Traded Fund	993,740	—	—
Preferred Stock
United States	—	—	150,000
Rights
Luxembourg	—	—	5,513
Warrants
United States	—	—	3
Short-Term Investments
Affiliated Mutual Fund	963,844	—	—
Foreign Treasury Obligation
Mexico	—	301,078	—
U.S. Government Agency Obligations	—	2,122,531	—
Unaffiliated Fund	2,043,177	—	—
Options Purchased	22,683	57,018	—

Total	$4,091,556	$39,269,035	$555,610

Liabilities
Options Written	$(27,850)	$(64,758)	$—

Other Financial Instruments*
Assets
Futures Contracts	$843,736	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,114,788	—
OTC Cross Currency Exchange Contracts	—	140,961	—
OTC Packaged Credit Default Swap Agreements	—	407,231	—
Centrally Cleared Credit Default Swap Agreements	—	110,305	—
OTC Credit Default Swap Agreements	—	127,470	—
Centrally Cleared Interest Rate Swap Agreements	—	253,032	—
OTC Interest Rate Swap Agreements	—	77,222	—

Total	$843,736	$2,231,009	$—

Liabilities
Futures Contracts	$(99,866)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(1,319,704)	—
OTC Cross Currency Exchange Contracts	—	(125,190)	—
OTC Packaged Credit Default Swap Agreements	—	(413,905)	—
OTC Credit Default Swap Agreements	—	(194,213)	—

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
Centrally Cleared Interest Rate Swap Agreements	$—	$(427,704)	$—
OTC Interest Rate Swap Agreements	—	(71,540)	—

Total	$(99,866)	$(2,552,256)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Spain	Corporate Bonds	Floating Rate and other Loans	Residential Mortgage-Backed Securities
Balance as of 10/31/21	$—	$2,720	$—	$83,200
Realized gain (loss)	(41,693)	—	—	—
Change in unrealized appreciation (depreciation)	6,085	(46,808)	—	(168)
Purchases/Exchanges/Issuances	1	—	6,258	—
Sales/Paydowns	(173,131)	—	(1,399)	(49,757)
Accrued discount/premium	—	46,808	—	—
Transfers into Level 3*	454,217	—	—	—
Transfers out of Level 3*	—	—	—	—

Balance as of 10/31/22	$245,479	$2,720	$4,859	$33,275

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$6,085	$(46,808)	$—	$(167)

	Common Stocks	Preferred Stocks	Rights	Warrants
Balance as of 10/31/21	$85,400	$300,000	$—	$164
Realized gain (loss)	19,496	5,250	—	—
Change in unrealized appreciation (depreciation)	(35,061)	(4,500)	5,513	(161)
Purchases/Exchanges/Issuances	—	—	—	—
Sales/Paydowns	(117,784)	(150,750)	—	—
Accrued discount/premium	—	—	—	—
Transfers into Level 3*	161,710	—	—	—
Transfers out of Level 3*	—	—	—	—

Balance as of 10/31/22	$113,761	$150,000	$5,513	$3

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(35,061)	$(4,500)	$5,513	$(161)

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	45

Schedule of Investments (continued)

as of October 31, 2022

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of October 31, 2022	Valuation Approach	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities-Spain	$245,177	Market	Adjusted Spread	Estimated Spread
Asset-Backed Securities-Spain	302	Market	Contingent Value	Contingent Value
Corporate Bonds	2,720	Market	Contingent Value	Contingent Value
			Transaction	Unadjusted Last
Common Stocks	52,761	Market	Based/Broker Quote	Traded Price
				Unadjusted Purchase
Preferred Stocks	150,000	Market	Transaction Based	Price
Rights	5,513	Market	Contingent Value	Contingent Value
Warrants	3	Market	Worthless	Placeholder

	$456,476

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of October 31, 2022, the aggregate value of these securities and/or derivatives was $99,134. The unobservable inputs for these investments were not developed by the Fund and are not readily available.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

Commercial Mortgage-Backed Securities	14.6%
Sovereign Bonds	8.4
Oil & Gas	6.9
Residential Mortgage-Backed Securities	6.9
Electric	5.1
U.S. Government Agency Obligations	4.9
Unaffiliated Fund	4.7
Telecommunications	4.1
Media	3.1
Entertainment	2.4

Foods	2.3%
Exchange-Traded Fund	2.3
Affiliated Mutual Fund (2.2% represents investments purchased with collateral from securities on loan)	2.2
Banks	2.1
Retail	2.1
U.S. Treasury Obligations	2.0
Other	1.7
Packaging & Containers	1.5

See Notes to Financial Statements.

Industry Classification (continued):

Internet	1.4%
Commercial Services	1.3
Auto Manufacturers	1.3
Real Estate Investment Trusts (REITs)	1.3
Home Builders	1.3
Gas	1.3
Aerospace & Defense	1.2
Diversified Financial Services	1.2
Pipelines	1.2
Lodging	1.2
Healthcare-Services	1.1
Healthcare-Products	0.9
Real Estate	0.9
Auto Parts & Equipment	0.8
Chemicals	0.7
Foreign Treasury Obligation	0.7
Engineering & Construction	0.7
Pharmaceuticals	0.6
Insurance	0.6
Machinery-Diversified	0.5
Collateralized Loan Obligation	0.5
Gas Utilities	0.4

Student Loan	0.4%
Municipal Bond	0.3
Wireless Telecommunication Services	0.3
Agriculture	0.3
Iron/Steel	0.2
Building Materials	0.2
Transportation	0.2
Consumer Loans	0.2
Options Purchased	0.2
Oil, Gas & Consumable Fuels	0.2
Airlines	0.2
Electric Utilities	0.1
Hotels, Restaurants & Leisure	0.0 *

101.2
Options Written	(0.2)
Liabilities in excess of other assets	(1.0)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	47

Schedule of Investments (continued)

as of October 31, 2022

Fair values of derivative instruments as of October 31, 2022 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$110,305	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	147,547		Premiums received for OTC swap agreements	159,854
Credit contracts	Unrealized appreciation on OTC swap agreements	477,444		Unrealized depreciation on OTC swap agreements	538,554
Equity contracts	Due from/to broker-variation margin futures	5,300	*	—	—
Equity contracts	Unaffiliated investments	22,683		Options written outstanding, at value	27,850
Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	75,040	*
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	140,961		Unrealized depreciation on OTC cross currency exchange contracts	125,190
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,114,788		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,319,704
Interest rate contracts	Due from/to broker-variation margin futures	838,436	*	Due from/to broker-variation margin futures	24,826	*
Interest rate contracts	Due from/to broker-variation margin swaps	253,032	*	Due from/to broker-variation margin swaps	427,704	*
Interest rate contracts	Premiums paid for OTC swap agreements	66		Premiums received for OTC swap agreements	69
Interest rate contracts	Unaffiliated investments	57,018		Options written outstanding, at value	64,758
Interest rate contracts	Unrealized appreciation on OTC swap agreements	77,156		Unrealized depreciation on OTC swap agreements	71,471

		$3,244,736			$2,835,020

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(894,458)
Equity contracts	(427,160)	607,106	(226,164)	—	—
Foreign exchange contracts	(1,694,121)	1,862,295	—	4,155,169	—
Interest rate contracts	—	—	2,150,990	—	(3,743,621)

Total	$(2,121,281)	$2,469,401	$1,924,826	$4,155,169	$(4,638,079)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(280,917)
Equity contracts	(234,030)	126,960	(38,205)	—	—
Foreign exchange contracts	1,451,975	(1,605,151)	(75,040)	(585,658)	—
Interest rate contracts	44,126	(48,471)	395,851	—	1,890,092

Total	$1,262,071	$(1,526,662)	$282,606	$(585,658)	$1,609,175

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$587,635
Options Written (2)	24,361,703
Futures Contracts - Long Positions (2)	6,932,460
Futures Contracts - Short Positions (2)	57,891,422
Forward Foreign Currency Exchange Contracts - Purchased (3)	12,218,694
Forward Foreign Currency Exchange Contracts - Sold (3)	31,725,576
Cross Currency Exchange Contracts (4)	2,432,503
Interest Rate Swap Agreements (2)	44,392,342
Credit Default Swap Agreements - Buy Protection (2)	3,959,000
Credit Default Swap Agreements - Sell Protection (2)	18,879,572

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	49

Schedule of Investments (continued)

as of October 31, 2022

Derivative Contract Type	Average Volume of Derivative Activities*
Inflation Swap Agreements (2)	$628,000

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$937,887	$(937,887)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$522,761	$(649,977)	$(127,216)	$—	$(127,216)
BNP	92	(146,521)	(146,429)	—	(146,429)
BOA	758,489	(312,216)	446,273	(252,392)	193,881
CITI	239,313	(165,097)	74,216	—	74,216
DB	119,760	(175,723)	(55,963)	—	(55,963)
GSI	8,059	(191,915)	(183,856)	183,856	—
HSBC	38,665	(12,057)	26,608	—	26,608
JPM	72,077	(73,556)	(1,479)	—	(1,479)
MSI	255,764	(439,583)	(183,819)	—	(183,819)
SCB	—	(112,292)	(112,292)	—	(112,292)
UAG	—	(663)	(663)	—	(663)

	$2,014,980	$(2,279,600)	$(264,620)	$(68,536)	$(333,156)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Statement of Assets & Liabilities

as of October 31, 2022

Assets
Investments at value, including securities on loan of $937,887:
Unaffiliated investments (cost $55,250,281)	$42,952,357
Affiliated investments (cost $963,844)	963,844
Foreign currency, at value (cost $118,747)	112,955
Cash segregated for counterparty - OTC	188,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,114,788
Unrealized appreciation on OTC swap agreements	554,600
Dividends and interest receivable	479,355
Premiums paid for OTC swap agreements	147,613
Unrealized appreciation on OTC cross currency exchange contracts	140,961
Receivable for Fund shares sold	101,321
Due from broker—variation margin futures	92,351
Receivable for investments sold	79,060
Prepaid expenses and other assets	1,522

Total Assets	46,928,727

Liabilities
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,319,704
Payable to broker for collateral for securities on loan	962,891
Unrealized depreciation on OTC swap agreements	610,025
Premiums received for OTC swap agreements	159,923
Unrealized depreciation on OTC cross currency exchange contracts	125,190
Payable for Fund shares purchased	111,626
Accrued expenses and other liabilities	104,434
Options written outstanding, at value (premiums received $91,219)	92,608
Due to broker—variation margin swaps	37,036
Management fee payable	29,143
Payable for investments purchased	2,061
Trustees’ fees payable	868
Distribution fee payable	821
Affiliated transfer agent fee payable	348
Dividends payable	218

Total Liabilities	3,556,896

Net Assets	$43,371,831

Net assets were comprised of:
Shares of beneficial interest, at par	$5,713
Paid-in capital in excess of par	62,238,508
Total distributable earnings (loss)	(18,872,390)

Net assets, October 31, 2022	$43,371,831

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	51

Statement of Assets & Liabilities

as of October 31, 2022

Class A
Net asset value and redemption price per share, ($1,167,837 ÷ 153,732 shares of beneficial interest issued and outstanding)	$7.60
Maximum sales charge (3.25% of offering price)	0.26

Maximum offering price to public	$7.86

Class C
Net asset value, offering price and redemption price per share, ($661,729 ÷ 87,257 shares of beneficial interest issued and outstanding)	$7.58

Class Z
Net asset value, offering price and redemption price per share, ($12,104,442 ÷ 1,593,771 shares of beneficial interest issued and outstanding)	$7.59

Class R6
Net asset value, offering price and redemption price per share, ($29,437,823 ÷ 3,878,093 shares of beneficial interest issued and outstanding)	$7.59

See Notes to Financial Statements.

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)
Income
Interest income (net of $949 foreign withholding tax)	$2,423,827
Unaffiliated dividend income	41,050
Income from securities lending, net (including affiliated income of $779)	1,760
Affiliated dividend income	191

Total income	2,466,828

Expenses
Management fee	358,610
Distribution fee(a)	11,638
Audit fee	62,400
Custodian and accounting fees	62,362
Registration fees(a)	32,836
Transfer agent’s fees and expenses (including affiliated expense of $2,150)(a)	31,026
Legal fees and expenses	20,768
Shareholders’ reports	19,650
Trustees’ fees	9,794
Miscellaneous	23,439

Total expenses	632,523
Less: Fee waiver and/or expense reimbursement(a)	(198,241)

Net expenses	434,282

Net investment income (loss)	2,032,546

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(8))	(2,799,971)
Futures transactions	1,924,826
Forward and cross currency contract transactions	4,155,169
Options written transactions	2,469,401
Swap agreement transactions	(4,638,079)
Foreign currency transactions	(593,681)

517,665

Net change in unrealized appreciation (depreciation) on:
Investments	(11,463,033)
Futures	282,606
Forward and cross currency contracts	(585,658)
Options written	(1,526,662)
Swap agreements	1,609,175
Foreign currencies	271,132
Unfunded loan commitments	(228)

(11,412,668)

Net gain (loss) on investment and foreign currency transactions	(10,895,003)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(8,862,457)

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	53

Statement of Operations

Year Ended October 31, 2022

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	3,841	7,797	—	—
Registration fees	9,114	5,413	13,136	5,173
Transfer agent’s fees and expenses	2,453	1,443	26,600	530
Fee waiver and/or expense reimbursement	(13,741)	(7,920)	(82,657)	(93,923)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,032,546	$1,989,766
Net realized gain (loss) on investment and foreign currency transactions	517,665	995,582
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(11,412,668)	(948,783)

Net increase (decrease) in net assets resulting from operations	(8,862,457)	2,036,565

Dividends and Distributions
Distributions from distributable earnings
Class A	(59,917)	(84,135)
Class C	(26,221)	(37,342)
Class Z	(720,726)	(1,413,038)
Class R6	(1,290,242)	(1,513,561)

	(2,097,106)	(3,048,076)

Tax return of capital distributions
Class A	(29,072)	—
Class C	(12,723)	—
Class Z	(349,697)	—
Class R6	(626,028)	—

	(1,017,520)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	7,814,302	46,855,470
Net asset value of shares issued in reinvestment of dividends and distributions	3,112,219	3,041,495
Cost of shares purchased	(20,856,503)	(47,698,901)

Net increase (decrease) in net assets from Fund share transactions	(9,929,982)	2,198,064

Total increase (decrease)	(21,907,065)	1,186,553

Net Assets:
Beginning of year	65,278,896	64,092,343

End of year	$43,371,831	$65,278,896

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	55

Financial Highlights

Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.53	$9.43	$10.49	$10.03	$10.56
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.24	0.27	0.24	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.75)	0.25	(0.51)	1.03	(0.14)
Total from investment operations	(1.45)	0.49	(0.24)	1.27	0.11
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.39)	(0.31)	(0.81)	(0.57)
Tax return of capital distributions	(0.17)	-	(0.20)	-	-
Distributions from net realized gains	-	-	(0.31)	-	(0.07)
Total dividends and distributions	(0.48)	(0.39)	(0.82)	(0.81)	(0.64)
Net asset value, end of year	$7.60	$9.53	$9.43	$10.49	$10.03
Total Return(b):	(15.54)%	5.25%	(2.43)%	13.32%	1.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,168	$2,018	$2,249	$8,693	$585
Average net assets (000)	$1,536	$2,122	$3,690	$2,311	$1,984
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.20%	1.21%	1.21%	1.20%	1.20%
Expenses before waivers and/or expense reimbursement	2.09%	1.91%	2.09%	2.52%	2.77%
Net investment income (loss)	3.60%	2.48%	2.80%	2.26%	2.43%
Portfolio turnover rate(d)	11%	105%	68%	33%	106%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.51	$9.41	$10.47	$10.01	$10.54
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.17	0.20	0.17	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.75)	0.24	(0.51)	1.02	(0.16)
Total from investment operations	(1.51)	0.41	(0.31)	1.19	0.03
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.31)	(0.24)	(0.73)	(0.49)
Tax return of capital distributions	(0.17)	-	(0.20)	-	-
Distributions from net realized gains	-	-	(0.31)	-	(0.07)
Total dividends and distributions	(0.42)	(0.31)	(0.75)	(0.73)	(0.56)
Net asset value, end of year	$7.58	$9.51	$9.41	$10.47	$10.01
Total Return(b):	(16.22)%	4.36%	(3.08)%	12.48%	0.26%

Ratios/Supplemental Data:
Net assets, end of year (000)	$662	$932	$1,510	$1,335	$227
Average net assets (000)	$780	$1,151	$1,563	$465	$162
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.95%	1.96%	1.96%	1.95%	1.95%
Expenses before waivers and/or expense reimbursement	2.97%	2.93%	3.34%	5.71%	12.20%
Net investment income (loss)	2.87%	1.75%	2.09%	1.67%	1.81%
Portfolio turnover rate(d)	11%	105%	68%	33%	106%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	57

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.53	$9.43	$10.49	$10.03	$10.56
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.27	0.30	0.22	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.76)	0.25	(0.51)	1.09	(0.15)
Total from investment operations	(1.43)	0.52	(0.21)	1.31	0.14
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.42)	(0.34)	(0.85)	(0.60)
Tax return of capital distributions	(0.17)	-	(0.20)	-	-
Distributions from net realized gains	-	-	(0.31)	-	(0.07)
Total dividends and distributions	(0.51)	(0.42)	(0.85)	(0.85)	(0.67)
Net asset value, end of year	$7.59	$9.53	$9.43	$10.49	$10.03
Total Return(b):	(15.36)%	5.62%	(2.09)%	13.73%	1.33%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,104	$27,633	$27,403	$31,323	$3,186
Average net assets (000)	$17,655	$33,100	$31,816	$11,946	$4,160
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.85%	0.86%	0.86%	0.85%	0.87%
Expenses before waivers and/or expense reimbursement	1.32%	1.28%	1.41%	1.79%	2.14%
Net investment income (loss)	3.88%	2.76%	3.14%	2.16%	2.84%
Portfolio turnover rate(d)	11%	105%	68%	33%	106%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R6 Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.52	$9.42	$10.49	$10.02	$10.55
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.28	0.31	0.34	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.76)	0.24	(0.52)	0.98	(0.16)
Total from investment operations	(1.42)	0.52	(0.21)	1.32	0.14
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.42)	(0.35)	(0.85)	(0.60)
Tax return of capital distributions	(0.17)	-	(0.20)	-	-
Distributions from net realized gains	-	-	(0.31)	-	(0.07)
Total dividends and distributions	(0.51)	(0.42)	(0.86)	(0.85)	(0.67)
Net asset value, end of year	$7.59	$9.52	$9.42	$10.49	$10.02
Total Return(b):	(15.22)%	5.56%	(1.94)%	13.79%	1.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29,438	$34,696	$32,930	$33,833	$29,530
Average net assets (000)	$31,259	$34,756	$32,443	$31,497	$29,353
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.80%	0.81%	0.81%	0.80%	0.83%
Expenses before waivers and/or expense reimbursement	1.10%	1.14%	1.24%	1.66%	1.76%
Net investment income (loss)	4.06%	2.89%	3.22%	3.39%	2.89%
Portfolio turnover rate(d)	11%	105%	68%	33%	106%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	59

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 3 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Global Dynamic Bond Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek positive returns over the long term, regardless of market conditions.

The Fund is subject to compliance with applicable regulations governing commodity pools including Commodity Futures Trading Commission (“CFTC”) rules.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

PGIM Global Dynamic Bond Fund	61

Notes to Financial Statements (continued)

Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the

PGIM Global Dynamic Bond Fund	63

Notes to Financial Statements (continued)

terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed

PGIM Global Dynamic Bond Fund	65

Notes to Financial Statements (continued)

rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Floating Rate and other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

PGIM Global Dynamic Bond Fund	67

Notes to Financial Statements (continued)

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will

PGIM Global Dynamic Bond Fund	69

Notes to Financial Statements (continued)

return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit, and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.70% of the Fund’s average daily net assets up to and including $2.5 billion;	0.70%
0.675% on the next $2.5 billion of the Fund’s average daily net assets;
0.65% of the Fund’s average daily net assets exceeding $5 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual

PGIM Global Dynamic Bond Fund	71

Notes to Financial Statements (continued)

waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.20%
C	1.95
Z	0.85
R6	0.80

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$1,037	$—
C	—	27

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$4,358,355	$15,940,659

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Notes to Financial Statements (continued)

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$916,981	$2,761,361	$3,678,342	$—	$—	$ —	—	$191

PGIM Institutional Money Market Fund(1)(b)(wa)
—	3,489,962	2,526,110	—	(8)	963,844	964,713	779	(2)
$916,981	$6,251,323	$6,204,452	$—	$ (8)	$963,844		$970

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund were $2,097,106 of ordinary income and $1,017,520 of tax return of capital. For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $3,048,076 of ordinary income.

As of October 31, 2022, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$56,954,497	$3,941,304	$(16,649,585)	$(12,708,281)

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales, straddles, mark-to-market of options, futures and forward contracts, bond premium amortization and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2021of approximately $6,163,000 which can be carried forward for an unlimited period. The Fund utilized approximately $590,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2022. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R6	3,869,936	99.8%

PGIM Global Dynamic Bond Fund	75

Notes to Financial Statements (continued)

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	67.4%
Unaffiliated	2	22.0

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	9,753	$83,271
Shares issued in reinvestment of dividends and distributions	10,606	88,980
Shares purchased	(77,373)	(654,239)
Net increase (decrease) in shares outstanding before conversion	(57,014)	(481,988)
Shares issued upon conversion from other share class(es)	549	4,928
Shares purchased upon conversion into other share class(es)	(1,522)	(11,701)
Net increase (decrease) in shares outstanding	(57,987)	$(488,761)

Year ended October 31, 2021:
Shares sold	76,666	$749,059
Shares issued in reinvestment of dividends and distributions	8,327	81,124
Shares purchased	(84,830)	(830,537)
Net increase (decrease) in shares outstanding before conversion	163	(354)
Shares issued upon conversion from other share class(es)	4,054	39,214
Shares purchased upon conversion into other share class(es)	(31,031)	(307,521)
Net increase (decrease) in shares outstanding	(26,814)	$(268,661)

Class C
Year ended October 31, 2022:
Shares sold	1,102	$9,574
Shares issued in reinvestment of dividends and distributions	4,657	38,884
Shares purchased	(15,928)	(129,435)
Net increase (decrease) in shares outstanding before conversion	(10,169)	(80,977)
Shares purchased upon conversion into other share class(es)	(550)	(4,928)
Net increase (decrease) in shares outstanding	(10,719)	$(85,905)

Share Class	Shares	Amount

Year ended October 31, 2021:
Shares sold	23,652	$230,769
Shares issued in reinvestment of dividends and distributions	3,830	37,260
Shares purchased	(85,666)	(835,258)
Net increase (decrease) in shares outstanding before conversion	(58,184)	(567,229)
Shares purchased upon conversion into other share class(es)	(4,353)	(42,078)
Net increase (decrease) in shares outstanding	(62,537)	$(609,307)

Class Z
Year ended October 31, 2022:
Shares sold	905,782	$7,476,072
Shares issued in reinvestment of dividends and distributions	126,705	1,068,194
Shares purchased	(2,340,614)	(19,863,549)
Net increase (decrease) in shares outstanding before conversion	(1,308,127)	(11,319,283)
Shares issued upon conversion from other share class(es)	1,522	11,701
Net increase (decrease) in shares outstanding	(1,306,605)	$(11,307,582)

Year ended October 31, 2021:
Shares sold	4,575,380	$45,396,536
Shares issued in reinvestment of dividends and distributions	145,192	1,409,573
Shares purchased	(4,758,776)	(45,469,931)
Net increase (decrease) in shares outstanding before conversion	(38,204)	1,336,178
Shares issued upon conversion from other share class(es)	31,321	310,385
Net increase (decrease) in shares outstanding	(6,883)	$1,646,563

Class R6
Year ended October 31, 2022:
Shares sold	27,947	$245,385
Shares issued in reinvestment of dividends and distributions	230,906	1,916,161
Shares purchased	(24,077)	(209,280)
Net increase (decrease) in shares outstanding	234,776	$1,952,266

Year ended October 31, 2021:
Shares sold	49,794	$479,106
Shares issued in reinvestment of dividends and distributions	155,595	1,513,538
Shares purchased	(57,998)	(563,175)
Net increase (decrease) in shares outstanding	147,391	$1,429,469

8.    Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

PGIM Global Dynamic Bond Fund	77

Notes to Financial Statements (continued)

funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 – 9/28/2023	10/1/2021 – 9/29/2022

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 13 days that the Fund had loans outstanding during the period was approximately $971,154, borrowed at a weighted average interest rate of 1.43%. The maximum loan outstanding amount during the period was $2,775,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Commodity Regulatory Risk: The Fund is deemed a “commodity pool” and the manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The manager, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”). The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held

PGIM Global Dynamic Bond Fund	79

Notes to Financial Statements (continued)

by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

PGIM Global Dynamic Bond Fund	81

Notes to Financial Statements (continued)

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk: Certain transactions in which the Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. This could result in increased volatility of investment return.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

PGIM Global Dynamic Bond Fund	83

Notes to Financial Statements (continued)

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Reference Rate Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR as well as loan facilities used by the Fund. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

Short Position Risk: The Fund may take short positions in derivative instruments that present various risks, including credit/counterparty risk and leverage risk. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying security or instrument and, thus, the risk of a theoretically unlimited loss

PGIM Global Dynamic Bond Fund	85

Notes to Financial Statements (continued)

for the Fund. Short positions/sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

Sovereign Debt Risk: The Fund may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.    Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of PGIM Global Dynamic Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Global Dynamic Bond Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 19, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Global Dynamic Bond Fund	87

Tax Information (unaudited)

For the year ended October 31, 2022, the Fund reports the maximum amount allowable but not less than 50.43% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2022.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Global Dynamic Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Global Dynamic Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Global Dynamic Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Global Dynamic Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Global Dynamic Bond Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1 PGIM Global Dynamic Bond Fund is a series of Prudential Investment Portfolios 3.

PGIM Global Dynamic Bond Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant

Visit our website at pgim.com/investments

information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2021 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Global Dynamic Bond Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2021. The Board considered that the Fund commenced operations on November 3, 2015 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three- and five-year periods, though it underperformed over the one-year period.

•	The Board considered PGIM Investments’ assertion that despite recent underperformance, they are encouraged by the Fund’s strong longer-term outperformance for the three- and five-year periods ended December 31, 2021 versus peers.

•	The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.20% for Class A shares, 1.95% for Class C shares, 0.80% for Class R6 shares, and 0.85% for Class Z shares through February 28, 2023.

•	In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global Dynamic Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

SUB-SUBADVISER	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Global Dynamic Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GLOBAL DYNAMIC BOND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PAJAX	PAJCX	PAJZX	PAJQX

CUSIP	74440K645	74440K637	74440K611	74440K629

MF233E

PGIM WADHWANI SYSTEMATIC ABSOLUTE RETURN FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. PGIM Wadhwani is the primary business name of PGIM Wadhwani LLP, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Wadhwani Systematic Absolute Return Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of

Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Wadhwani Systematic Absolute Return Fund

December 15, 2022

PGIM Wadhwani Systematic Absolute Return Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22

	One Year (%)	Since Inception (%)

Class A

(with sales charges)	3.61	5.38 (09/28/2021)

(without sales charges)	9.64	10.98 (09/28/2021)

Class C

(with sales charges)	7.88	10.17 (09/28/2021)

(without sales charges)	8.88	10.17 (09/28/2021)

Class Z

(without sales charges)	9.97	11.29 (09/28/2021)

Class R6

(without sales charges)	9.99	11.30 (09/28/2021)

ICE BofA US 3-Month Treasury Bill Index

	0.78	0.71

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the ICE BofA 3-Month Treasury Bill Index by portraying the initial account values at the commencement of operations for Class Z shares (September 28, 2021) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Wadhwani Systematic Absolute Return Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

ICE BofA US 3-Month Treasury Bill Index—The ICE BofA US 3-Month Treasury Bill Index is an unmanaged index which is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Wadhwani Systematic Absolute Return Fund’s Class Z shares returned 9.97% (net of fees) in the 12-month reporting period that ended October 31, 2022, outperforming the 0.78% return of the ICE BofA US 3-Month Treasury Bill Index (the Index).

What were the market conditions?

•

The main theme driving markets during the reporting period was the realization by central banks that inflationary pressures were not transitory, as inflation spiked to 40-year highs, and the war in Ukraine had—and is continuing to have—a profound impact on growth and inflation, particularly in Europe.

•

This spike in inflation, the increasing hawkishness of central banks, and the uncertainty caused by the war in Ukraine hurt investor confidence, resulting in a sharp drop in both equity and fixed income markets. Over the last 30 years, developed-market sovereign fixed income has been considered a stable and reliable diversifier of equity risk. However, during the first 10 months of 2022, bonds suffered their worst drawdown in over 40 years, with global Treasury securities (as measured by the Bloomberg Global Treasury Total Return Index Value Unhedged) losing 22.2%, at the same time that the MSCI World Index fell by 18.48%.

•

Longer-term US Treasury yields saw a dramatic increase in the 10-year Treasury yield of approximately 250 basis points (one basis point equals 0.01%), from 1.5% to over 4%. As long-term interest rates rose, equity valuations corrected significantly, particularly in growth sectors.

•

The US Federal Reserve’s (Fed) aggressive rate hiking led to significant gains for the US dollar, as measured by the US Dollar Index, which gained 18.5%. The dollar gained ground against the yen, as the Bank of Japan stuck to its yield-curve control policy, as well as the British pound, which suffered from political uncertainty and fiscal policy mistakes. The dollar gained against commodity-sensitive currencies as well, even as commodity prices rose over the past year, except for the Brazilian real, which gained more than 8% against the dollar.

What worked?

•	In terms of investment styles, the Fund’s directional and relative value models both contributed positively overall to performance during the reporting period.

•	All three of the asset classes (equities, fixed income, and currencies), on which the Fund focuses, added to performance, with the bulk of gains coming from fixed income.

•

In equities, during the fourth quarter of 2021, the Fund held long exposure to most developed markets (largely due to signals from directional models) and then turned to short exposure during the first quarter of 2022. The tactical evolution of equity exposure bolstered performance, with losses in the first quarter of 2022 more than offset by gains in directional equity models in the second and third quarters of 2022.

PGIM Wadhwani Systematic Absolute Return Fund	7

Strategy and Performance Overview* (continued)

•

In fixed income, the Fund benefited both from directional bond strategies, which were mainly positioned for rates rising more than the market anticipated, and the Fund’s yield-curve trading, where agility allowed the Fund to navigate the fast-changing direction of central banks, making money during the flattening and steepening of yield curves in 2022.

•	In currencies, the Fund was helped by persistent, long US dollar exposure, particularly against the euro, the pound, and the yen.

What didn’t work?

•

During the reporting period, the Fund was hurt by its exposure to Japanese equities amid declines in the Japanese equity market, while Italian, Australian, and UK equity markets also contributed small losses.

•	Within fixed income, country-based relative value models detracted slightly.

•	Within foreign exchange, the fund lost money in commodity-related currencies like the Australian dollar, the Canadian dollar, and the Norwegian krone.

Did the Fund use derivatives?

The Fund invests in exchange-traded equity and bond index futures and in forward, foreign currency exchange contracts within both developed and emerging markets. During the reporting period, these derivative exposures were responsible for all the Fund’s positive performance, excluding interest on cash holdings.

Current outlook

•

Throughout the second half of 2022, PGIM Wadhwani has highlighted how investors have been attempting to judge which of a number of different macroeconomic scenarios was the most likely to develop in the US. Four scenarios emerged as warranting consideration:

•

A “soft landing”—in which the Fed’s latest (September 2022) forecasts turn out to be broadly correct, with inflation gradually dropping back to target, but without unemployment rising by that much, and with a recession being avoided.

•

Persistent inflation & recession—in which inflation proves more stubborn than expected, and the Fed is forced to tighten by more than is priced in and/or keeps rates high for longer, thereby eventually precipitating a recession.

•

The Fed tolerates higher inflation—in which the Fed tightens to bring inflation down from current levels but is unwilling to take risks with respect to a recession or financial stability, and so pauses before it has done enough to bring inflation back to target.

•

A “hard landing”—in which the tightening in financial conditions that has already occurred leads to a recession, perhaps quite quickly—and thus the Fed may end up tightening less than is currently priced in.

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•

Anything associated with an increase in the probability of either a soft landing (scenario 1) or the possibility that the Fed might be willing to implicitly accept a higher inflation target (scenario 3) is likely to be perceived bullishly by equities (at least in the short run).

•

As of the end of the reporting period, markets have been flirting with the notion that central banks may change tack and end up tolerating higher inflation (scenario 3). PGIM Wadhwani’s models suggest that central banks will continue to show resolve in fighting inflation. It is possible that central banks may slow down the pace of tightening, but that would imply a higher terminal interest rate (the expected end point for interest rate hikes) for a longer period of time. Such an outcome may lead equity market investors to reconsider their optimism.

•

At the end of the period, PGIM Wadhwani’s models have positioned the Fund for a continuation of the risk-off environment with a net-short equity exposure. This net short is focused on North American equities, whereas, in Asia, the models suggest that the gloom is overdone, leading to a small net-long exposure in this region. In currencies, the Fund remains long the US dollar, although this exposure has been reduced, particularly relative to the euro and sterling. Turning to fixed income, the Fund’s net-short exposure has been reduced significantly, although there are diverse yield curve and cross-country views.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Wadhwani Systematic Absolute Return Fund 9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Wadhwani Systematic Absolute Return Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,069.70	1.49%	$ 7.77
	Hypothetical	$1,000.00	$1,017.69	1.49%	$ 7.58

Class C	Actual	$1,000.00	$1,066.00	2.24%	$11.66
	Hypothetical	$1,000.00	$1,013.91	2.24%	$11.37

Class Z	Actual	$1,000.00	$1,072.60	1.24%	$ 6.48
	Hypothetical	$1,000.00	$1,018.95	1.24%	$ 6.31

Class R6	Actual	$1,000.00	$1,071.60	1.19%	$ 6.21
	Hypothetical	$1,000.00	$1,019.21	1.19%	$ 6.06

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Wadhwani Systematic Absolute Return Fund	11

Schedule of Investments

as of October 31, 2022

Description	Shares	Value

SHORT-TERM INVESTMENT 83.0%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $41,045,727)	41,045,727	$41,045,727

TOTAL INVESTMENTS 83.0%
(cost $41,045,727)		41,045,727
Other assets in excess of liabilities(z) 17.0%		8,431,935

NET ASSETS 100.0%		$49,477,662

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PHP—Philippine Peso

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

AEX—Amsterdam Stock Exchange

ASX—Australian Securities Exchange

BTP—Buoni del Tesoro Poliennali

CAC40—French Stock Market Index

DAX—German Stock Index

EURIBOR—Euro Interbank Offered Rate

FTSE—Financial Times Stock Exchange

GS—Goldman Sachs & Co. LLC

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund 13

Schedule of Investments  (continued)

as of October 31, 2022

KLCI—Kuala Lumpur Composite Index

KOSPI—Korean Composite Stock Price Index

LIBOR—London Interbank Offered Rate

MSC—Morgan Stanley & Co. LLC

NASDAQ—National Association of Securities Dealers Automated Quotations

OMXS—Nordic Exchange Stockholm Index

OTC—Over-the-counter

S&P—Standard & Poor’s

SET—Stock Exchange of Thailand

SGX—Singapore Exchange

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SPI—Share Price Index

STOXX—Stock Index of the Eurozone

TOPIX—Tokyo Stock Price Index

TSX—Toronto Stock Exchange

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at October 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
1	90 Day ASX Bank Bill	Jun. 2023	$633,094	$308
1	90 Day ASX Bank Bill	Sep. 2023	633,032	462
1	3 Month Euro EURIBOR	Mar. 2023	240,194	210
1	3 Month Euro EURIBOR	Jun. 2023	239,651	99
1	3 Month Euro EURIBOR	Sep. 2023	239,515	692
14	5 Year Euro-Bobl	Dec. 2022	1,655,694	(2,517)
63	5 Year U.S. Treasury Notes	Dec. 2022	6,715,406	13,007
8	10 Year Euro-Bund	Dec. 2022	1,094,507	(1,200)
3	10 Year Japanese Bonds	Dec. 2022	3,001,513	2,212
10	10 Year U.K. Gilt	Dec. 2022	1,171,227	(3,217)
64	10 Year U.S. Treasury Notes	Dec. 2022	7,078,000	(5,832)
7	30 Year Euro Buxl	Dec. 2022	997,678	(7,317)
4	30 Year U.S. Ultra Treasury Bonds	Dec. 2022	510,625	(8,474)
2	Euro-BTP Italian Government Bond	Dec. 2022	226,606	3,537
6	FTSE Bursa Malaysia KLCI Index	Nov. 2022	92,703	200
5	FTSE/JSE Top 40 Index	Dec. 2022	164,587	2,588
1	FTSE/MIB Index	Dec. 2022	111,391	9,204
5	Nikkei 225 (SGX)	Dec. 2022	462,860	(427)
36	SET 50 Index	Dec. 2022	185,221	3,246
1	SGX Nifty 50 Index	Nov. 2022	36,121	839
4	TOPIX Index	Dec. 2022	518,107	629

				8,249

Short Positions:
1	90 Day Euro Dollar	Mar. 2023	236,875	286

See Notes to Financial Statements.

14

Futures contracts outstanding at October 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
1	90 Day Euro Dollar	Jun. 2023	$236,987	$323
1	3 Month SONIA Index	Jun. 2023	272,867	(1,664)
1	3 Month SONIA Index	Sep. 2023	272,652	(1,951)
11	3 Month SONIA Index	Dec. 2023	3,000,430	835
102	2 Year U.S. Treasury Notes	Dec. 2022	20,847,047	43,576
6	10 Year Australian Treasury Bonds	Dec. 2022	454,721	(10,190)
22	10 Year Canadian Government Bonds	Dec. 2022	1,986,758	(38,222)
1	20 Year U.S. Treasury Bonds	Dec. 2022	120,500	249
1	AEX Index	Nov. 2022	132,206	(4,486)
3	ASX SPI 200 Index	Dec. 2022	328,908	(2,594)
4	CAC40 10 Euro	Nov. 2022	247,794	(858)
1	DAX Index	Dec. 2022	328,321	(4,646)
189	Euro Schatz Index	Dec. 2022	19,973,239	(3,324)
18	Euro STOXX 50 Index	Dec. 2022	643,588	(4,479)
1	Hang Seng China Enterprises Index	Nov. 2022	31,460	2,278
2	KOSPI 200 Index	Dec. 2022	105,549	(590)
9	NASDAQ 100 E-Mini Index	Dec. 2022	2,060,505	1,020
9	OMXS 30 Index	Nov. 2022	160,010	(2,264)
20	Russell 2000 E-Mini Index	Dec. 2022	1,853,000	(18,059)
24	S&P 500 E-Mini Index	Dec. 2022	4,659,600	(13,403)
2	S&P/TSX 60 Index	Dec. 2022	345,755	(869)

				(59,032)

				$(50,783)

Forward foreign currency exchange contracts outstanding at October 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 11/16/22	MSC	AUD	1,140	$725,961	$729,529	$3,568	$—
Expiring 11/16/22	MSC	AUD	820	514,205	524,749	10,544	—
Expiring 11/16/22	MSC	AUD	600	372,415	383,963	11,548	—
Expiring 11/16/22	MSC	AUD	220	137,865	140,786	2,921	—
Expiring 11/16/22	MSC	AUD	130	83,204	83,192	—	(12)
Expiring 11/16/22	MSC	AUD	70	45,268	44,796	—	(472)
Expiring 11/16/22	MSC	AUD	50	31,035	31,997	962	—
Expiring 11/16/22	MSC	AUD	10	6,492	6,399	—	(93)
Brazilian Real,
Expiring 12/02/22	MSC	BRL	4,690	880,000	901,410	21,410	—

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund	15

Schedule of Investments  (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 12/02/22	MSC	BRL	160	$30,000	$30,730	$730	$—
Expiring 12/02/22	MSC	BRL	157	30,000	30,249	249	—
Expiring 12/02/22	MSC	BRL	107	20,000	20,534	534	—
Expiring 12/02/22	MSC	BRL	105	20,000	20,164	164	—
British Pound,
Expiring 11/16/22	MSC	GBP	1,430	1,587,105	1,640,632	53,527	—
Expiring 11/16/22	MSC	GBP	950	1,076,839	1,089,930	13,091	—
Expiring 11/16/22	MSC	GBP	360	416,855	413,026	—	(3,829)
Expiring 11/16/22	MSC	GBP	230	259,232	263,877	4,645	—
Expiring 11/16/22	MSC	GBP	210	240,887	240,931	44	—
Expiring 11/16/22	MSC	GBP	180	204,033	206,513	2,480	—
Expiring 11/16/22	MSC	GBP	150	174,038	172,095	—	(1,943)
Expiring 11/16/22	MSC	GBP	60	68,838	68,838	—	—
Expiring 11/16/22	MSC	GBP	60	68,838	68,838	—	—
Expiring 11/16/22	MSC	GBP	50	57,365	57,365	—	—
Expiring 11/16/22	MSC	GBP	40	46,522	45,891	—	(631)
Expiring 11/16/22	MSC	GBP	40	46,317	45,892	—	(425)
Expiring 11/16/22	MSC	GBP	30	34,738	34,419	—	(319)
Expiring 11/16/22	MSC	GBP	30	34,413	34,419	6	—
Expiring 11/16/22	MSC	GBP	20	22,197	22,946	749	—
Expiring 11/16/22	MSC	GBP	20	22,637	22,945	308	—
Expiring 11/16/22	MSC	GBP	20	22,637	22,945	308	—
Expiring 11/16/22	MSC	GBP	20	23,205	22,946	—	(259)
Expiring 11/16/22	MSC	GBP	20	23,261	22,946	—	(315)
Expiring 11/16/22	MSC	GBP	10	11,099	11,473	374	—
Expiring 11/16/22	MSC	GBP	10	11,319	11,473	154	—
Expiring 11/16/22	MSC	GBP	10	11,579	11,473	—	(106)
Expiring 11/16/22	MSC	GBP	10	11,473	11,473	—	—
Canadian Dollar,
Expiring 11/16/22	MSC	CAD	1,475	1,070,000	1,082,607	12,607	—
Expiring 11/16/22	MSC	CAD	481	349,668	353,153	3,485	—
Expiring 11/16/22	MSC	CAD	455	327,591	334,000	6,409	—
Expiring 11/16/22	MSC	CAD	441	320,000	323,796	3,796	—
Expiring 11/16/22	MSC	CAD	262	190,050	192,253	2,203	—
Expiring 11/16/22	MSC	CAD	28	19,808	20,196	388	—
Expiring 11/16/22	MSC	CAD	28	20,021	20,253	232	—
Chilean Peso,
Expiring 11/16/22	MSC	CLP	28,015	30,000	29,613	—	(387)
Expiring 11/16/22	MSC	CLP	19,794	20,000	20,924	924	—
Expiring 11/16/22	MSC	CLP	18,980	20,000	20,063	63	—
Expiring 11/16/22	MSC	CLP	18,734	20,000	19,803	—	(197)

See Notes to Financial Statements.

16

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi,
Expiring 11/16/22	MSC	CNH	578	$80,067	$78,853	$—	$(1,214)
Expiring 11/16/22	MSC	CNH	144	20,001	19,653	—	(348)
Expiring 11/16/22	MSC	CNH	73	9,991	9,991	—	—
Expiring 11/16/22	MSC	CNH	72	10,013	9,791	—	(222)
Colombian Peso,
Expiring 11/17/22	MSC	COP	97,762	20,000	19,739	—	(261)
Expiring 11/17/22	MSC	COP	50,033	10,000	10,102	102	—
Expiring 11/17/22	MSC	COP	45,780	10,000	9,243	—	(757)
Czech Koruna,
Expiring 11/16/22	MSC	CZK	1,476	58,979	59,505	526	—
Expiring 11/16/22	MSC	CZK	980	39,755	39,527	—	(228)
Expiring 11/16/22	MSC	CZK	979	39,424	39,468	44	—
Expiring 11/16/22	MSC	CZK	734	29,448	29,610	162	—
Expiring 11/16/22	MSC	CZK	734	29,567	29,600	33	—
Expiring 11/16/22	MSC	CZK	734	29,567	29,600	33	—
Expiring 11/16/22	MSC	CZK	492	19,658	19,833	175	—
Expiring 11/16/22	MSC	CZK	491	19,535	19,780	245	—
Expiring 11/16/22	MSC	CZK	490	19,472	19,773	301	—
Expiring 11/16/22	MSC	CZK	245	9,939	9,882	—	(57)
Expiring 11/16/22	MSC	CZK	245	9,931	9,874	—	(57)
Expiring 11/16/22	MSC	CZK	245	9,814	9,868	54	—
Expiring 11/16/22	MSC	CZK	245	9,743	9,893	150	—
Euro,
Expiring 11/16/22	MSC	EUR	680	662,387	672,764	10,377	—
Expiring 11/16/22	MSC	EUR	630	627,263	623,297	—	(3,966)
Expiring 11/16/22	MSC	EUR	550	555,010	544,148	—	(10,862)
Expiring 11/16/22	MSC	EUR	230	227,547	227,553	6	—
Expiring 11/16/22	MSC	EUR	210	207,760	207,765	5	—
Expiring 11/16/22	MSC	EUR	160	155,856	158,298	2,442	—
Expiring 11/16/22	MSC	EUR	150	151,366	148,404	—	(2,962)
Expiring 11/16/22	MSC	EUR	140	138,181	138,510	329	—
Expiring 11/16/22	MSC	EUR	110	109,522	108,830	—	(692)
Expiring 11/16/22	MSC	EUR	90	88,831	89,043	212	—
Expiring 11/16/22	MSC	EUR	40	39,826	39,574	—	(252)
Expiring 11/16/22	MSC	EUR	40	39,480	39,574	94	—
Expiring 11/16/22	MSC	EUR	30	29,223	29,681	458	—
Expiring 11/16/22	MSC	EUR	30	29,610	29,681	71	—
Expiring 11/16/22	MSC	EUR	20	19,482	19,787	305	—
Expiring 11/16/22	MSC	EUR	20	20,182	19,787	—	(395)
Expiring 11/16/22	MSC	EUR	20	19,787	19,788	1	—
Expiring 11/16/22	MSC	EUR	10	9,870	9,894	24	—
Expiring 11/16/22	MSC	EUR	10	10,091	9,894	—	(197)

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund	17

Schedule of Investments  (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint,
Expiring 11/16/22	MSC	HUF	28,872	$68,434	$69,342	$908	$—
Expiring 11/16/22	MSC	HUF	8,232	19,489	19,770	281	—
Expiring 11/16/22	MSC	HUF	8,148	19,524	19,568	44	—
Expiring 11/16/22	MSC	HUF	4,180	9,633	10,040	407	—
Expiring 11/16/22	MSC	HUF	4,163	9,591	9,997	406	—
Expiring 11/16/22	MSC	HUF	4,145	9,701	9,954	253	—
Expiring 11/16/22	MSC	HUF	4,145	9,899	9,954	55	—
Expiring 11/16/22	MSC	HUF	4,087	10,015	9,815	—	(200)
Expiring 11/16/22	MSC	HUF	4,074	9,762	9,784	22	—
Expiring 11/16/22	MSC	HUF	11	26	26	—	—
Indian Rupee,
Expiring 11/16/22	MSC	INR	13,196	160,000	159,109	—	(891)
Expiring 11/16/22	MSC	INR	5,799	70,000	69,924	—	(76)
Expiring 11/16/22	MSC	INR	4,144	50,000	49,962	—	(38)
Expiring 11/16/22	MSC	INR	4,132	50,000	49,824	—	(176)
Expiring 11/16/22	MSC	INR	3,334	40,000	40,194	194	—
Expiring 11/16/22	MSC	INR	1,667	20,000	20,103	103	—
Expiring 11/16/22	MSC	INR	1,660	20,000	20,018	18	—
Expiring 11/16/22	MSC	INR	1,652	20,000	19,919	—	(81)
Expiring 11/16/22	MSC	INR	1,652	20,000	19,919	—	(81)
Expiring 11/16/22	MSC	INR	1,649	20,000	19,885	—	(115)
Expiring 11/16/22	MSC	INR	1,649	20,000	19,886	—	(114)
Expiring 11/16/22	MSC	INR	1,645	20,000	19,834	—	(166)
Expiring 11/16/22	MSC	INR	828	10,000	9,988	—	(12)
Expiring 11/16/22	MSC	INR	826	10,000	9,955	—	(45)
Expiring 11/16/22	MSC	INR	826	10,000	9,961	—	(39)
Expiring 11/16/22	MSC	INR	823	10,000	9,927	—	(73)
Indonesian Rupiah,
Expiring 11/16/22	MSC	IDR	778,265	50,000	49,811	—	(189)
Expiring 11/16/22	MSC	IDR	467,975	30,000	29,951	—	(49)
Expiring 11/16/22	MSC	IDR	156,049	10,000	9,987	—	(13)
Expiring 11/16/22	MSC	IDR	153,651	10,000	9,834	—	(166)
Israeli Shekel,
Expiring 11/16/22	MSC	ILS	143	40,305	40,377	72	—
Expiring 11/16/22	MSC	ILS	140	40,021	39,541	—	(480)
Expiring 11/16/22	MSC	ILS	70	19,985	19,873	—	(112)
Expiring 11/16/22	MSC	ILS	35	10,016	10,056	40	—
Japanese Yen,
Expiring 11/16/22	MSC	JPY	30,913	209,776	208,266	—	(1,510)
Expiring 11/16/22	MSC	JPY	26,696	180,804	179,855	—	(949)
Expiring 11/16/22	MSC	JPY	23,719	159,762	159,795	33	—
Expiring 11/16/22	MSC	JPY	14,590	99,967	98,293	—	(1,674)

See Notes to Financial Statements.

18

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 11/16/22	MSC	JPY	11,843	$80,205	$79,784	$—	$(421)
Expiring 11/16/22	MSC	JPY	11,662	79,908	78,570	—	(1,338)
Expiring 11/16/22	MSC	JPY	10,289	69,822	69,319	—	(503)
Expiring 11/16/22	MSC	JPY	10,233	70,117	68,943	—	(1,174)
Expiring 11/16/22	MSC	JPY	8,947	60,115	60,277	162	—
Expiring 11/16/22	MSC	JPY	8,945	60,251	60,265	14	—
Expiring 11/16/22	MSC	JPY	7,427	49,979	50,034	55	—
Expiring 11/16/22	MSC	JPY	7,289	49,945	49,109	—	(836)
Expiring 11/16/22	MSC	JPY	7,229	49,273	48,704	—	(569)
Expiring 11/16/22	MSC	JPY	4,404	30,017	29,671	—	(346)
Expiring 11/16/22	MSC	JPY	2,970	20,004	20,008	4	—
Expiring 11/16/22	MSC	JPY	2,950	20,017	19,873	—	(144)
Expiring 11/16/22	MSC	JPY	2,749	18,825	18,520	—	(305)
Expiring 11/16/22	MSC	JPY	1,489	10,027	10,029	2	—
Expiring 11/16/22	MSC	JPY	1,487	10,015	10,017	2	—
Expiring 11/16/22	MSC	JPY	1,479	10,016	9,963	—	(53)
Expiring 11/16/22	MSC	JPY	1,476	10,013	9,941	—	(72)
Expiring 11/16/22	MSC	JPY	1,473	10,040	9,924	—	(116)
Expiring 11/16/22	MSC	JPY	1,471	9,984	9,912	—	(72)
Expiring 11/16/22	MSC	JPY	1,458	9,990	9,823	—	(167)
Expiring 11/16/22	MSC	JPY	1,456	9,979	9,812	—	(167)
Expiring 11/16/22	MSC	JPY	1,411	9,617	9,506	—	(111)
Expiring 11/16/22	MSC	JPY	2	14	14	—	—
Mexican Peso,
Expiring 11/16/22	MSC	MXN	23,607	1,170,000	1,187,902	17,902	—
Expiring 11/16/22	MSC	MXN	4,842	240,000	243,630	3,630	—
Expiring 11/16/22	MSC	MXN	3,183	159,472	160,144	672	—
Expiring 11/16/22	MSC	MXN	1,798	89,848	90,455	607	—
Expiring 11/16/22	MSC	MXN	1,599	79,506	80,456	950	—
Expiring 11/16/22	MSC	MXN	1,398	69,859	70,331	472	—
Expiring 11/16/22	MSC	MXN	1,397	69,704	70,271	567	—
Expiring 11/16/22	MSC	MXN	1,392	69,740	70,034	294	—
Expiring 11/16/22	MSC	MXN	1,002	49,716	50,398	682	—
Expiring 11/16/22	MSC	MXN	991	49,912	49,890	—	(22)
Expiring 11/16/22	MSC	MXN	798	39,906	40,176	270	—
Expiring 11/16/22	MSC	MXN	600	29,825	30,181	356	—
Expiring 11/16/22	MSC	MXN	595	29,944	29,931	—	(13)
Expiring 11/16/22	MSC	MXN	402	19,903	20,248	345	—
Expiring 11/16/22	MSC	MXN	202	10,000	10,151	151	—
Expiring 11/16/22	MSC	MXN	201	9,998	10,107	109	—
Expiring 11/16/22	MSC	MXN	200	9,959	10,040	81	—
Expiring 11/16/22	MSC	MXN	200	9,954	10,089	135	—

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund	19

Schedule of Investments  (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 11/16/22	MSC	MXN	199	$9,958	$10,039	$81	$—
New Taiwanese Dollar,
Expiring 11/16/22	MSC	TWD	3,522	110,000	109,129	—	(871)
Expiring 11/16/22	MSC	TWD	3,205	100,000	99,308	—	(692)
Expiring 11/16/22	MSC	TWD	2,579	80,000	79,923	—	(77)
Expiring 11/16/22	MSC	TWD	1,600	50,000	49,589	—	(411)
Expiring 11/16/22	MSC	TWD	1,288	40,000	39,901	—	(99)
Expiring 11/16/22	MSC	TWD	955	30,000	29,603	—	(397)
Expiring 11/16/22	MSC	TWD	955	30,000	29,608	—	(392)
Expiring 11/16/22	MSC	TWD	955	30,000	29,596	—	(404)
Expiring 11/16/22	MSC	TWD	646	20,000	20,003	3	—
Expiring 11/16/22	MSC	TWD	644	20,000	19,963	—	(37)
Expiring 11/16/22	MSC	TWD	321	10,000	9,935	—	(65)
Expiring 11/16/22	MSC	TWD	319	10,000	9,893	—	(107)
Expiring 11/16/22	MSC	TWD	318	10,000	9,869	—	(131)
New Zealand Dollar,
Expiring 11/16/22	MSC	NZD	410	235,546	238,440	2,894	—
Expiring 11/16/22	MSC	NZD	290	169,866	168,653	—	(1,213)
Expiring 11/16/22	MSC	NZD	150	87,376	87,234	—	(142)
Expiring 11/16/22	MSC	NZD	110	62,483	63,972	1,489	—
Expiring 11/16/22	MSC	NZD	90	50,878	52,341	1,463	—
Expiring 11/16/22	MSC	NZD	80	44,873	46,525	1,652	—
Expiring 11/16/22	MSC	NZD	60	34,191	34,894	703	—
Expiring 11/16/22	MSC	NZD	60	34,009	34,894	885	—
Expiring 11/16/22	MSC	NZD	50	28,100	29,078	978	—
Expiring 11/16/22	MSC	NZD	50	28,183	29,078	895	—
Expiring 11/16/22	MSC	NZD	50	28,057	29,078	1,021	—
Expiring 11/16/22	MSC	NZD	50	28,304	29,078	774	—
Expiring 11/16/22	MSC	NZD	50	28,634	29,078	444	—
Expiring 11/16/22	MSC	NZD	50	28,477	29,078	601	—
Expiring 11/16/22	MSC	NZD	50	28,443	29,078	635	—
Expiring 11/16/22	MSC	NZD	50	28,281	29,078	797	—
Expiring 11/16/22	MSC	NZD	50	28,171	29,078	907	—
Expiring 11/16/22	MSC	NZD	50	29,009	29,078	69	—
Expiring 11/16/22	MSC	NZD	40	22,500	23,262	762	—
Expiring 11/16/22	MSC	NZD	40	23,352	23,263	—	(89)
Expiring 11/16/22	MSC	NZD	40	23,187	23,263	76	—
Expiring 11/16/22	MSC	NZD	40	22,761	23,262	501	—
Expiring 11/16/22	MSC	NZD	40	23,159	23,262	103	—
Expiring 11/16/22	MSC	NZD	30	16,987	17,447	460	—
Expiring 11/16/22	MSC	NZD	30	17,262	17,447	185	—
Expiring 11/16/22	MSC	NZD	30	16,800	17,447	647	—

See Notes to Financial Statements.

20

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 11/16/22	MSC	NZD	30	$17,477	$17,447	$—	$(30)
Expiring 11/16/22	MSC	NZD	30	16,747	17,447	700	—
Expiring 11/16/22	MSC	NZD	30	17,429	17,447	18	—
Expiring 11/16/22	MSC	NZD	20	11,512	11,631	119	—
Expiring 11/16/22	MSC	NZD	20	11,348	11,632	284	—
Expiring 11/16/22	MSC	NZD	20	11,667	11,632	—	(35)
Expiring 11/16/22	MSC	NZD	20	11,506	11,631	125	—
Expiring 11/16/22	MSC	NZD	10	5,604	5,815	211	—
Expiring 11/16/22	MSC	NZD	10	5,729	5,816	87	—
Expiring 11/16/22	MSC	NZD	10	5,599	5,815	216	—
Expiring 11/16/22	MSC	NZD	10	5,627	5,815	188	—
Expiring 11/16/22	MSC	NZD	10	5,604	5,815	211	—
Expiring 11/16/22	MSC	NZD	10	5,562	5,815	253	—
Expiring 11/16/22	MSC	NZD	10	5,858	5,816	—	(42)
Expiring 11/16/22	MSC	NZD	10	5,729	5,816	87	—
Expiring 11/16/22	MSC	NZD	10	5,810	5,816	6	—
Norwegian Krone,
Expiring 11/16/22	MSC	NOK	3,730	354,132	358,940	4,808	—
Expiring 11/16/22	MSC	NOK	1,149	106,662	110,625	3,963	—
Expiring 11/16/22	MSC	NOK	1,132	108,968	108,969	1	—
Expiring 11/16/22	MSC	NOK	623	58,985	59,946	961	—
Expiring 11/16/22	MSC	NOK	520	49,357	50,027	670	—
Expiring 11/16/22	MSC	NOK	519	48,844	49,957	1,113	—
Expiring 11/16/22	MSC	NOK	415	39,085	39,975	890	—
Expiring 11/16/22	MSC	NOK	410	39,939	39,444	—	(495)
Expiring 11/16/22	MSC	NOK	313	29,076	30,156	1,080	—
Expiring 11/16/22	MSC	NOK	308	30,021	29,649	—	(372)
Expiring 11/16/22	MSC	NOK	208	19,533	20,065	532	—
Expiring 11/16/22	MSC	NOK	208	19,548	19,993	445	—
Expiring 11/16/22	MSC	NOK	206	19,836	19,836	—	—
Expiring 11/16/22	MSC	NOK	205	19,773	19,773	—	—
Expiring 11/16/22	MSC	NOK	104	9,691	10,051	360	—
Expiring 11/16/22	MSC	NOK	1	69	71	2	—
Philippine Peso,
Expiring 11/16/22	MSC	PHP	2,915	50,000	50,086	86	—
Expiring 11/16/22	MSC	PHP	1,759	30,000	30,224	224	—
Expiring 11/16/22	MSC	PHP	590	10,000	10,145	145	—
Expiring 11/16/22	MSC	PHP	578	10,000	9,932	—	(68)
Polish Zloty,
Expiring 11/16/22	MSC	PLN	382	79,525	79,791	266	—
Expiring 11/16/22	MSC	PLN	191	39,403	40,011	608	—
Expiring 11/16/22	MSC	PLN	95	19,886	19,952	66	—

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund	21

Schedule of Investments  (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty (cont’d.),
Expiring 11/16/22	MSC	PLN	48	$9,680	$9,969	$289	$—
Expiring 11/16/22	MSC	PLN	48	9,721	10,014	293	—
Expiring 11/16/22	MSC	PLN	47	9,742	9,896	154	—
Singapore Dollar,
Expiring 11/16/22	MSC	SGD	141	100,208	99,485	—	(723)
Expiring 11/16/22	MSC	SGD	99	69,979	70,085	106	—
Expiring 11/16/22	MSC	SGD	85	59,962	60,237	275	—
Expiring 11/16/22	MSC	SGD	57	39,993	40,033	40	—
Expiring 11/16/22	MSC	SGD	56	40,085	39,796	—	(289)
Expiring 11/16/22	MSC	SGD	43	29,965	30,085	120	—
Expiring 11/16/22	MSC	SGD	29	19,992	20,275	283	—
Expiring 11/16/22	MSC	SGD	29	20,146	20,177	31	—
Expiring 11/16/22	MSC	SGD	28	20,011	20,031	20	—
Expiring 11/16/22	MSC	SGD	28	19,877	20,024	147	—
South African Rand,
Expiring 11/16/22	MSC	ZAR	728	39,911	39,577	—	(334)
Expiring 11/16/22	MSC	ZAR	363	19,661	19,713	52	—
Expiring 11/16/22	MSC	ZAR	183	9,949	9,946	—	(3)
Expiring 11/16/22	MSC	ZAR	181	9,977	9,816	—	(161)
Expiring 11/16/22	MSC	ZAR	180	10,011	9,777	—	(234)
Expiring 11/16/22	MSC	ZAR	1	35	34	—	(1)
South Korean Won,
Expiring 11/16/22	MSC	KRW	56,905	40,000	39,868	—	(132)
Expiring 11/16/22	MSC	KRW	43,164	30,000	30,240	240	—
Expiring 11/16/22	MSC	KRW	42,779	30,000	29,971	—	(29)
Expiring 11/16/22	MSC	KRW	28,644	20,000	20,068	68	—
Expiring 11/16/22	MSC	KRW	28,533	20,000	19,990	—	(10)
Expiring 11/16/22	MSC	KRW	28,494	20,000	19,963	—	(37)
Expiring 11/16/22	MSC	KRW	14,379	10,000	10,074	74	—
Expiring 11/16/22	MSC	KRW	14,339	10,000	10,046	46	—
Expiring 11/16/22	MSC	KRW	14,283	10,000	10,007	7	—
Expiring 11/16/22	MSC	KRW	14,276	10,000	10,002	2	—
Expiring 11/16/22	MSC	KRW	14,214	10,000	9,958	—	(42)
Expiring 11/16/22	MSC	KRW	14,198	10,000	9,947	—	(53)
Expiring 11/16/22	MSC	KRW	14,194	10,000	9,944	—	(56)
Swedish Krona,
Expiring 11/16/22	MSC	SEK	1,327	118,239	120,346	2,107	—
Expiring 11/16/22	MSC	SEK	873	79,151	79,141	—	(10)
Expiring 11/16/22	MSC	SEK	656	60,371	59,433	—	(938)
Expiring 11/16/22	MSC	SEK	655	59,767	59,404	—	(363)
Expiring 11/16/22	MSC	SEK	438	40,300	39,674	—	(626)
Expiring 11/16/22	MSC	SEK	332	29,559	30,086	527	—

See Notes to Financial Statements.

22

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 11/16/22	MSC	SEK	327		$29,672	$29,668	$—	$(4)
Expiring 11/16/22	MSC	SEK	110		10,089	10,011	—	(78)
Expiring 11/16/22	MSC	SEK	109		9,895	9,894	—	(1)
Swiss Franc,
Expiring 11/16/22	MSC	CHF	432		430,736	432,059	1,323	—
Expiring 11/16/22	MSC	CHF	168		170,140	167,583	—	(2,557)
Expiring 11/16/22	MSC	CHF	159		159,652	158,884	—	(768)
Expiring 11/16/22	MSC	CHF	100		100,093	100,107	14	—
Expiring 11/16/22	MSC	CHF	60		60,414	60,055	—	(359)
Expiring 11/16/22	MSC	CHF	20		20,056	19,937	—	(119)
Expiring 11/16/22	MSC	CHF	10		9,994	9,935	—	(59)
Expiring 11/16/22	MSC	CHF	10		10,024	10,005	—	(19)
Expiring 11/16/22	MSC	CHF	10		10,003	9,955	—	(48)
Expiring 11/16/22	MSC	CHF	10		10,092	10,032	—	(60)
Expiring 11/16/22	MSC	CHF	10		10,007	10,038	31	—
Expiring 11/16/22	MSC	CHF	8		7,712	7,698	—	(14)
Expiring 11/16/22	MSC	CHF	—	*	6	6	—	—
Thai Baht,
Expiring 11/16/22	MSC	THB	1,146		30,000	30,138	138	—
Expiring 11/16/22	MSC	THB	1,137		30,212	29,916	—	(296)
Expiring 11/16/22	MSC	THB	1,129		29,952	29,702	—	(250)
Expiring 11/16/22	MSC	THB	383		10,041	10,076	35	—
Expiring 11/16/22	MSC	THB	383		10,089	10,085	—	(4)
Expiring 11/16/22	MSC	THB	383		10,081	10,065	—	(16)
Expiring 11/16/22	MSC	THB	383		10,000	10,065	65	—
Expiring 11/16/22	MSC	THB	383		10,080	10,064	—	(16)
Expiring 11/16/22	MSC	THB	380		9,988	9,988	—	—
Expiring 11/16/22	MSC	THB	379		10,071	9,972	—	(99)
Expiring 11/16/22	MSC	THB	379		10,000	9,960	—	(40)
Turkish Lira,
Expiring 11/16/22	MSC	TRY	3,059		160,000	162,638	2,638	—

					$23,512,696	$23,704,288	251,745	(60,153)

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 11/16/22	MSC	AUD	990		$634,531	$633,538	$993	$—
Expiring 11/16/22	MSC	AUD	630		397,879	403,161	—	(5,282)

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund	23

Schedule of Investments  (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 11/16/22	MSC	AUD	490	$313,121	$313,570	$—	$(449)
Expiring 11/16/22	MSC	AUD	350	220,464	223,978	—	(3,514)
Expiring 11/16/22	MSC	AUD	240	151,176	153,586	—	(2,410)
Expiring 11/16/22	MSC	AUD	140	88,418	89,592	—	(1,174)
Expiring 11/16/22	MSC	AUD	120	75,550	76,793	—	(1,243)
Expiring 11/16/22	MSC	AUD	110	69,385	70,393	—	(1,008)
Expiring 11/16/22	MSC	AUD	100	63,902	63,994	—	(92)
Expiring 11/16/22	MSC	AUD	60	37,775	38,397	—	(622)
Expiring 11/16/22	MSC	AUD	50	31,389	31,997	—	(608)
Expiring 11/16/22	MSC	AUD	40	25,638	25,598	40	—
Expiring 11/16/22	MSC	AUD	20	12,616	12,799	—	(183)
Expiring 11/16/22	MSC	AUD	20	12,616	12,799	—	(183)
Expiring 11/16/22	MSC	AUD	20	12,616	12,799	—	(183)
Expiring 11/16/22	MSC	AUD	10	6,291	6,399	—	(108)
Expiring 11/16/22	MSC	AUD	10	6,296	6,400	—	(104)
Expiring 11/16/22	MSC	AUD	10	6,299	6,399	—	(100)
Expiring 11/16/22	MSC	AUD	10	6,316	6,400	—	(84)
Brazilian Real,
Expiring 12/02/22	MSC	BRL	420	80,000	80,795	—	(795)
Expiring 12/02/22	MSC	BRL	322	60,000	61,868	—	(1,868)
Expiring 12/02/22	MSC	BRL	266	50,000	51,182	—	(1,182)
Expiring 12/02/22	MSC	BRL	107	20,000	20,477	—	(477)
Expiring 12/02/22	MSC	BRL	54	10,000	10,360	—	(360)
Expiring 12/02/22	MSC	BRL	54	10,000	10,345	—	(345)
Expiring 12/02/22	MSC	BRL	54	10,000	10,298	—	(298)
Expiring 12/02/22	MSC	BRL	54	10,000	10,309	—	(309)
British Pound,
Expiring 11/16/22	MSC	GBP	2,540	2,811,335	2,914,129	—	(102,794)
Expiring 11/16/22	MSC	GBP	860	961,274	986,674	—	(25,400)
Expiring 11/16/22	MSC	GBP	780	863,300	894,890	—	(31,590)
Expiring 11/16/22	MSC	GBP	440	487,086	504,809	—	(17,723)
Expiring 11/16/22	MSC	GBP	280	309,908	321,242	—	(11,334)
Expiring 11/16/22	MSC	GBP	250	280,281	286,824	—	(6,543)
Expiring 11/16/22	MSC	GBP	230	261,472	263,878	—	(2,406)
Expiring 11/16/22	MSC	GBP	120	134,723	137,676	—	(2,953)
Expiring 11/16/22	MSC	GBP	100	111,776	114,730	—	(2,954)
Expiring 11/16/22	MSC	GBP	60	67,731	68,837	—	(1,106)
Expiring 11/16/22	MSC	GBP	60	66,420	68,837	—	(2,417)
Expiring 11/16/22	MSC	GBP	40	45,473	45,891	—	(418)
Expiring 11/16/22	MSC	GBP	30	33,866	34,419	—	(553)
Expiring 11/16/22	MSC	GBP	20	22,139	22,946	—	(807)
Expiring 11/16/22	MSC	GBP	10	11,227	11,473	—	(246)

See Notes to Financial Statements.

24

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 11/16/22	MSC	GBP	10		$11,368	$11,473	$—	$(105)
Expiring 11/16/22	MSC	GBP	10		11,211	11,473	—	(262)
Expiring 11/16/22	MSC	GBP	10		11,368	11,473	—	(105)
Expiring 11/16/22	MSC	GBP	10		11,227	11,473	—	(246)
Canadian Dollar,
Expiring 11/16/22	MSC	CAD	1,004		740,289	737,158	3,131	—
Expiring 11/16/22	MSC	CAD	516		379,101	378,986	115	—
Expiring 11/16/22	MSC	CAD	428		309,373	313,967	—	(4,594)
Expiring 11/16/22	MSC	CAD	315		229,314	230,951	—	(1,637)
Expiring 11/16/22	MSC	CAD	206		149,710	151,352	—	(1,642)
Expiring 11/16/22	MSC	CAD	121		88,298	88,975	—	(677)
Expiring 11/16/22	MSC	CAD	82		60,050	60,040	10	—
Expiring 11/16/22	MSC	CAD	51		37,612	37,704	—	(92)
Expiring 11/16/22	MSC	CAD	41		29,839	29,834	5	—
Expiring 11/16/22	MSC	CAD	28		20,061	20,195	—	(134)
Expiring 11/16/22	MSC	CAD	27		19,971	19,965	6	—
Expiring 11/16/22	MSC	CAD	14		9,980	10,128	—	(148)
Expiring 11/16/22	MSC	CAD	14		10,066	10,064	2	—
Expiring 11/16/22	MSC	CAD	14		10,538	10,488	50	—
Expiring 11/16/22	MSC	CAD	—	*	2	2	—	—
Chilean Peso,
Expiring 11/16/22	MSC	CLP	103,205		110,000	109,093	907	—
Expiring 11/16/22	MSC	CLP	19,459		20,000	20,570	—	(570)
Chinese Renminbi,
Expiring 11/16/22	MSC	CNH	576		80,041	78,592	1,449	—
Expiring 11/16/22	MSC	CNH	573		80,000	78,237	1,763	—
Expiring 11/16/22	MSC	CNH	143		20,034	19,573	461	—
Expiring 11/16/22	MSC	CNH	73		10,002	9,980	22	—
Expiring 11/16/22	MSC	CNH	73		10,009	9,927	82	—
Expiring 11/16/22	MSC	CNH	72		10,023	9,839	184	—
Expiring 11/16/22	MSC	CNH	—	*	5	5	—	—
Expiring 11/16/22	MSC	CNH	—	*	3	3	—	—
Colombian Peso,
Expiring 11/17/22	MSC	COP	185,518		40,000	37,458	2,542	—
Expiring 11/17/22	MSC	COP	48,323		10,000	9,757	243	—
Expiring 11/17/22	MSC	COP	47,509		10,000	9,592	408	—
Czech Koruna,
Expiring 11/16/22	MSC	CZK	1,470		59,266	59,252	14	—
Expiring 11/16/22	MSC	CZK	738		29,067	29,746	—	(679)
Expiring 11/16/22	MSC	CZK	738		29,267	29,740	—	(473)
Expiring 11/16/22	MSC	CZK	246		9,832	9,914	—	(82)

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund	25

Schedule of Investments  (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 11/16/22	MSC	EUR	1,470	$1,430,735	$1,454,359	$—	$(23,624)
Expiring 11/16/22	MSC	EUR	1,020	992,755	1,009,147	—	(16,392)
Expiring 11/16/22	MSC	EUR	930	905,131	920,105	—	(14,974)
Expiring 11/16/22	MSC	EUR	730	710,677	722,233	—	(11,556)
Expiring 11/16/22	MSC	EUR	620	602,519	613,403	—	(10,884)
Expiring 11/16/22	MSC	EUR	600	584,286	593,616	—	(9,330)
Expiring 11/16/22	MSC	EUR	590	588,841	583,722	5,119	—
Expiring 11/16/22	MSC	EUR	450	443,335	445,212	—	(1,877)
Expiring 11/16/22	MSC	EUR	330	323,694	326,488	—	(2,794)
Expiring 11/16/22	MSC	EUR	250	249,293	247,340	1,953	—
Expiring 11/16/22	MSC	EUR	190	186,174	187,979	—	(1,805)
Expiring 11/16/22	MSC	EUR	190	186,174	187,979	—	(1,805)
Expiring 11/16/22	MSC	EUR	140	138,474	138,511	—	(37)
Expiring 11/16/22	MSC	EUR	110	107,785	108,830	—	(1,045)
Expiring 11/16/22	MSC	EUR	100	99,717	98,936	781	—
Expiring 11/16/22	MSC	EUR	80	78,815	79,149	—	(334)
Expiring 11/16/22	MSC	EUR	80	78,904	79,149	—	(245)
Expiring 11/16/22	MSC	EUR	70	69,802	69,255	547	—
Expiring 11/16/22	MSC	EUR	70	69,041	69,255	—	(214)
Expiring 11/16/22	MSC	EUR	70	69,863	69,256	607	—
Expiring 11/16/22	MSC	EUR	60	59,830	59,361	469	—
Expiring 11/16/22	MSC	EUR	60	59,178	59,362	—	(184)
Expiring 11/16/22	MSC	EUR	60	58,308	59,361	—	(1,053)
Expiring 11/16/22	MSC	EUR	60	58,710	59,362	—	(652)
Expiring 11/16/22	MSC	EUR	50	48,993	49,468	—	(475)
Expiring 11/16/22	MSC	EUR	50	49,045	49,468	—	(423)
Expiring 11/16/22	MSC	EUR	50	49,902	49,468	434	—
Expiring 11/16/22	MSC	EUR	40	39,921	39,574	347	—
Expiring 11/16/22	MSC	EUR	40	38,944	39,574	—	(630)
Expiring 11/16/22	MSC	EUR	40	39,887	39,574	313	—
Expiring 11/16/22	MSC	EUR	40	39,140	39,574	—	(434)
Expiring 11/16/22	MSC	EUR	40	39,564	39,574	—	(10)
Expiring 11/16/22	MSC	EUR	30	29,396	29,681	—	(285)
Expiring 11/16/22	MSC	EUR	30	29,673	29,681	—	(8)
Expiring 11/16/22	MSC	EUR	30	29,396	29,681	—	(285)
Expiring 11/16/22	MSC	EUR	20	19,570	19,787	—	(217)
Expiring 11/16/22	MSC	EUR	20	19,782	19,787	—	(5)
Expiring 11/16/22	MSC	EUR	20	19,436	19,787	—	(351)
Expiring 11/16/22	MSC	EUR	20	19,618	19,787	—	(169)
Expiring 11/16/22	MSC	EUR	20	19,618	19,787	—	(169)
Expiring 11/16/22	MSC	EUR	20	19,570	19,787	—	(217)
Expiring 11/16/22	MSC	EUR	20	19,436	19,787	—	(351)

See Notes to Financial Statements.

26

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 11/16/22	MSC	EUR	10	$9,863	$9,894	$—	$(31)
Expiring 11/16/22	MSC	EUR	10	9,891	9,894	—	(3)
Expiring 11/16/22	MSC	EUR	10	9,852	9,894	—	(42)
Hungarian Forint,
Expiring 11/16/22	MSC	HUF	16,530	39,048	39,700	—	(652)
Expiring 11/16/22	MSC	HUF	4,133	9,762	9,925	—	(163)
Expiring 11/16/22	MSC	HUF	4,133	9,762	9,925	—	(163)
Expiring 11/16/22	MSC	HUF	11	24	26	—	(2)
Indian Rupee,
Expiring 11/16/22	MSC	INR	4,953	60,000	59,725	275	—
Expiring 11/16/22	MSC	INR	3,299	40,000	39,778	222	—
Expiring 11/16/22	MSC	INR	2,480	30,000	29,897	103	—
Expiring 11/16/22	MSC	INR	2,479	30,000	29,895	105	—
Expiring 11/16/22	MSC	INR	2,475	30,000	29,837	163	—
Expiring 11/16/22	MSC	INR	2,473	30,000	29,813	187	—
Expiring 11/16/22	MSC	INR	1,653	20,000	19,926	74	—
Expiring 11/16/22	MSC	INR	1,651	20,000	19,906	94	—
Expiring 11/16/22	MSC	INR	830	10,000	10,003	—	(3)
Expiring 11/16/22	MSC	INR	830	10,000	10,002	—	(2)
Expiring 11/16/22	MSC	INR	826	10,000	9,965	35	—
Expiring 11/16/22	MSC	INR	826	10,000	9,960	40	—
Expiring 11/16/22	MSC	INR	826	10,000	9,960	40	—
Indonesian Rupiah,
Expiring 11/16/22	MSC	IDR	3,229,048	210,000	206,667	3,333	—
Expiring 11/16/22	MSC	IDR	465,741	30,000	29,808	192	—
Expiring 11/16/22	MSC	IDR	312,932	20,000	20,028	—	(28)
Expiring 11/16/22	MSC	IDR	311,818	20,000	19,957	43	—
Expiring 11/16/22	MSC	IDR	155,994	10,000	9,984	16	—
Expiring 11/16/22	MSC	IDR	155,451	10,000	9,949	51	—
Expiring 11/16/22	MSC	IDR	154,187	10,000	9,868	132	—
Israeli Shekel,
Expiring 11/16/22	MSC	ILS	604	170,000	171,200	—	(1,200)
Expiring 11/16/22	MSC	ILS	36	10,033	10,071	—	(38)
Expiring 11/16/22	MSC	ILS	35	10,025	9,990	35	—
Expiring 11/16/22	MSC	ILS	35	10,024	9,997	27	—
Expiring 11/16/22	MSC	ILS	35	10,013	10,028	—	(15)
Japanese Yen,
Expiring 11/16/22	MSC	JPY	286,155	1,960,000	1,927,845	32,155	—
Expiring 11/16/22	MSC	JPY	108,037	740,000	727,855	12,145	—
Expiring 11/16/22	MSC	JPY	18,001	120,413	121,271	—	(858)
Expiring 11/16/22	MSC	JPY	14,168	95,976	95,449	527	—
Expiring 11/16/22	MSC	JPY	7,503	50,091	50,548	—	(457)

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund	27

Schedule of Investments  (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 11/16/22	MSC	JPY	4,512		$30,439	$30,398	$41	$—
Expiring 11/16/22	MSC	JPY	4,510		30,554	30,386	168	—
Expiring 11/16/22	MSC	JPY	3,019		20,453	20,341	112	—
Expiring 11/16/22	MSC	JPY	2,920		20,000	19,671	329	—
Expiring 11/16/22	MSC	JPY	1,493		9,987	10,058	—	(71)
Expiring 11/16/22	MSC	JPY	1,482		9,995	9,982	13	—
Expiring 11/16/22	MSC	JPY	1,460		10,000	9,836	164	—
Expiring 11/16/22	MSC	JPY	92		620	617	3	—
Expiring 11/16/22	MSC	JPY	11		77	77	—	—
Expiring 11/16/22	MSC	JPY	—	*	3	3	—	—
Mexican Peso,
Expiring 11/16/22	MSC	MXN	2,580		129,947	129,835	112	—
Expiring 11/16/22	MSC	MXN	1,809		89,627	91,042	—	(1,415)
Expiring 11/16/22	MSC	MXN	1,394		69,621	70,142	—	(521)
Expiring 11/16/22	MSC	MXN	992		49,550	49,921	—	(371)
Expiring 11/16/22	MSC	MXN	792		39,794	39,877	—	(83)
Expiring 11/16/22	MSC	MXN	600		29,734	30,203	—	(469)
Expiring 11/16/22	MSC	MXN	596		30,001	29,975	26	—
Expiring 11/16/22	MSC	MXN	400		19,868	20,134	—	(266)
Expiring 11/16/22	MSC	MXN	199		9,944	10,018	—	(74)
Expiring 11/16/22	MSC	MXN	198		9,978	9,969	9	—
New Taiwanese Dollar,
Expiring 11/16/22	MSC	TWD	16,535		520,000	512,392	7,608	—
Expiring 11/16/22	MSC	TWD	6,678		210,000	206,928	3,072	—
Expiring 11/16/22	MSC	TWD	5,088		160,000	157,659	2,341	—
Expiring 11/16/22	MSC	TWD	1,926		60,000	59,668	332	—
Expiring 11/16/22	MSC	TWD	966		30,000	29,946	54	—
Expiring 11/16/22	MSC	TWD	965		30,000	29,893	107	—
Expiring 11/16/22	MSC	TWD	963		30,000	29,852	148	—
Expiring 11/16/22	MSC	TWD	959		30,000	29,709	291	—
Expiring 11/16/22	MSC	TWD	645		20,000	19,997	3	—
Expiring 11/16/22	MSC	TWD	645		20,000	20,000	—	—
Expiring 11/16/22	MSC	TWD	644		20,000	19,958	42	—
Expiring 11/16/22	MSC	TWD	643		20,000	19,936	64	—
Expiring 11/16/22	MSC	TWD	643		20,000	19,937	63	—
Expiring 11/16/22	MSC	TWD	642		20,000	19,896	104	—
Expiring 11/16/22	MSC	TWD	641		20,000	19,863	137	—
Expiring 11/16/22	MSC	TWD	639		20,000	19,792	208	—
Expiring 11/16/22	MSC	TWD	638		20,000	19,755	245	—
Expiring 11/16/22	MSC	TWD	323		10,000	10,022	—	(22)
Expiring 11/16/22	MSC	TWD	322		10,000	9,966	34	—
Expiring 11/16/22	MSC	TWD	322		10,000	9,990	10	—

See Notes to Financial Statements.

28

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 11/16/22	MSC	TWD	320	$10,000	$9,915	$85	$—
Expiring 11/16/22	MSC	TWD	319	10,000	9,877	123	—
Expiring 11/16/22	MSC	TWD	319	10,000	9,888	112	—
New Zealand Dollar,
Expiring 11/16/22	MSC	NZD	290	161,302	168,653	—	(7,351)
Expiring 11/16/22	MSC	NZD	140	78,318	81,418	—	(3,100)
Expiring 11/16/22	MSC	NZD	140	81,473	81,419	54	—
Expiring 11/16/22	MSC	NZD	90	50,248	52,341	—	(2,093)
Expiring 11/16/22	MSC	NZD	90	52,163	52,341	—	(178)
Expiring 11/16/22	MSC	NZD	80	45,682	46,525	—	(843)
Expiring 11/16/22	MSC	NZD	80	46,374	46,525	—	(151)
Expiring 11/16/22	MSC	NZD	70	39,751	40,709	—	(958)
Expiring 11/16/22	MSC	NZD	70	39,158	40,710	—	(1,552)
Expiring 11/16/22	MSC	NZD	60	35,145	34,893	252	—
Expiring 11/16/22	MSC	NZD	60	33,863	34,894	—	(1,031)
Expiring 11/16/22	MSC	NZD	50	28,318	29,079	—	(761)
Expiring 11/16/22	MSC	NZD	50	29,014	29,078	—	(64)
Expiring 11/16/22	MSC	NZD	50	28,121	29,078	—	(957)
Expiring 11/16/22	MSC	NZD	50	29,218	29,078	140	—
Expiring 11/16/22	MSC	NZD	50	28,436	29,078	—	(642)
Expiring 11/16/22	MSC	NZD	50	28,519	29,078	—	(559)
Expiring 11/16/22	MSC	NZD	50	28,261	29,078	—	(817)
Expiring 11/16/22	MSC	NZD	50	28,597	29,079	—	(482)
Expiring 11/16/22	MSC	NZD	50	29,066	29,078	—	(12)
Expiring 11/16/22	MSC	NZD	40	22,899	23,263	—	(364)
Expiring 11/16/22	MSC	NZD	40	22,619	23,262	—	(643)
Expiring 11/16/22	MSC	NZD	40	23,199	23,263	—	(64)
Expiring 11/16/22	MSC	NZD	40	22,651	23,262	—	(611)
Expiring 11/16/22	MSC	NZD	30	17,044	17,446	—	(402)
Expiring 11/16/22	MSC	NZD	30	17,240	17,447	—	(207)
Expiring 11/16/22	MSC	NZD	30	17,088	17,446	—	(358)
Expiring 11/16/22	MSC	NZD	30	17,270	17,447	—	(177)
Expiring 11/16/22	MSC	NZD	30	17,101	17,447	—	(346)
Expiring 11/16/22	MSC	NZD	30	16,803	17,447	—	(644)
Expiring 11/16/22	MSC	NZD	30	17,055	17,447	—	(392)
Expiring 11/16/22	MSC	NZD	20	11,606	11,632	—	(26)
Expiring 11/16/22	MSC	NZD	20	11,279	11,631	—	(352)
Expiring 11/16/22	MSC	NZD	20	11,682	11,631	51	—
Expiring 11/16/22	MSC	NZD	20	11,448	11,632	—	(184)
Expiring 11/16/22	MSC	NZD	20	11,679	11,631	48	—
Expiring 11/16/22	MSC	NZD	20	11,625	11,631	—	(6)
Expiring 11/16/22	MSC	NZD	20	11,324	11,631	—	(307)

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund	29

Schedule of Investments  (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 11/16/22	MSC	NZD	20	$11,189	$11,632	$—	$(443)
Expiring 11/16/22	MSC	NZD	20	11,510	11,632	—	(122)
Expiring 11/16/22	MSC	NZD	20	11,513	11,631	—	(118)
Expiring 11/16/22	MSC	NZD	10	5,683	5,816	—	(133)
Expiring 11/16/22	MSC	NZD	10	5,563	5,816	—	(253)
Expiring 11/16/22	MSC	NZD	10	5,662	5,816	—	(154)
Expiring 11/16/22	MSC	NZD	10	5,724	5,816	—	(92)
Expiring 11/16/22	MSC	NZD	10	5,624	5,816	—	(192)
Expiring 11/16/22	MSC	NZD	10	5,798	5,816	—	(18)
Expiring 11/16/22	MSC	NZD	10	5,651	5,815	—	(164)
Expiring 11/16/22	MSC	NZD	10	5,756	5,815	—	(59)
Expiring 11/16/22	MSC	NZD	10	5,598	5,816	—	(218)
Expiring 11/16/22	MSC	NZD	10	5,618	5,816	—	(198)
Expiring 11/16/22	MSC	NZD	10	5,752	5,816	—	(64)
Expiring 11/16/22	MSC	NZD	10	5,646	5,816	—	(170)
Expiring 11/16/22	MSC	NZD	10	5,633	5,815	—	(182)
Expiring 11/16/22	MSC	NZD	10	5,563	5,816	—	(253)
Expiring 11/16/22	MSC	NZD	10	5,809	5,816	—	(7)
Expiring 11/16/22	MSC	NZD	10	5,618	5,816	—	(198)
Expiring 11/16/22	MSC	NZD	10	5,641	5,815	—	(174)
Norwegian Krone,
Expiring 11/16/22	MSC	NOK	2,067	201,705	198,967	2,738	—
Expiring 11/16/22	MSC	NOK	1,965	189,347	189,146	201	—
Expiring 11/16/22	MSC	NOK	1,560	146,473	150,115	—	(3,642)
Expiring 11/16/22	MSC	NOK	1,356	127,311	130,477	—	(3,166)
Expiring 11/16/22	MSC	NOK	1,246	118,569	119,925	—	(1,356)
Expiring 11/16/22	MSC	NOK	1,132	109,341	108,914	427	—
Expiring 11/16/22	MSC	NOK	1,035	99,677	99,571	106	—
Expiring 11/16/22	MSC	NOK	1,031	97,995	99,222	—	(1,227)
Expiring 11/16/22	MSC	NOK	831	79,030	79,934	—	(904)
Expiring 11/16/22	MSC	NOK	829	78,793	79,779	—	(986)
Expiring 11/16/22	MSC	NOK	721	68,399	69,412	—	(1,013)
Expiring 11/16/22	MSC	NOK	309	29,838	29,721	117	—
Expiring 11/16/22	MSC	NOK	209	19,586	20,073	—	(487)
Expiring 11/16/22	MSC	NOK	207	19,687	19,933	—	(246)
Expiring 11/16/22	MSC	NOK	104	9,855	9,978	—	(123)
Expiring 11/16/22	MSC	NOK	103	9,964	9,953	11	—
Philippine Peso,
Expiring 11/16/22	MSC	PHP	5,909	100,000	101,512	—	(1,512)
Expiring 11/16/22	MSC	PHP	1,185	20,000	20,359	—	(359)
Expiring 11/16/22	MSC	PHP	592	10,000	10,170	—	(170)
Expiring 11/16/22	MSC	PHP	589	10,000	10,122	—	(122)

See Notes to Financial Statements.

30

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty,
Expiring 11/16/22	MSC	PLN	96	$19,376	$20,140	$—	$(764)
Expiring 11/16/22	MSC	PLN	96	19,620	20,015	—	(395)
Expiring 11/16/22	MSC	PLN	95	19,448	19,892	—	(444)
Expiring 11/16/22	MSC	PLN	48	9,810	10,007	—	(197)
Expiring 11/16/22	MSC	PLN	47	9,993	9,861	132	—
Expiring 11/16/22	MSC	PLN	—*	5	5	—	—
Singapore Dollar,
Expiring 11/16/22	MSC	SGD	273	190,000	192,760	—	(2,760)
Expiring 11/16/22	MSC	SGD	57	39,937	39,930	7	—
Expiring 11/16/22	MSC	SGD	56	39,929	39,733	196	—
Expiring 11/16/22	MSC	SGD	42	30,039	29,951	88	—
Expiring 11/16/22	MSC	SGD	29	20,069	20,281	—	(212)
Expiring 11/16/22	MSC	SGD	14	9,994	10,037	—	(43)
Expiring 11/16/22	MSC	SGD	14	9,977	9,948	29	—
Expiring 11/16/22	MSC	SGD	—*	33	33	—	—
Expiring 11/16/22	MSC	SGD	—*	14	14	—	—
Expiring 11/16/22	MSC	SGD	—*	214	215	—	(1)
Expiring 11/16/22	MSC	SGD	—*	3	3	—	—
South African Rand,
Expiring 11/16/22	MSC	ZAR	1,095	60,000	59,557	443	—
Expiring 11/16/22	MSC	ZAR	913	50,000	49,625	375	—
Expiring 11/16/22	MSC	ZAR	367	20,007	19,962	45	—
Expiring 11/16/22	MSC	ZAR	362	19,890	19,677	213	—
Expiring 11/16/22	MSC	ZAR	359	19,950	19,510	440	—
Expiring 11/16/22	MSC	ZAR	183	10,041	9,974	67	—
Expiring 11/16/22	MSC	ZAR	183	10,041	9,974	67	—
Expiring 11/16/22	MSC	ZAR	182	9,992	9,885	107	—
Expiring 11/16/22	MSC	ZAR	181	9,949	9,850	99	—
Expiring 11/16/22	MSC	ZAR	180	10,010	9,789	221	—
Expiring 11/16/22	MSC	ZAR	179	9,975	9,755	220	—
Expiring 11/16/22	MSC	ZAR	1	80	79	1	—
Expiring 11/16/22	MSC	ZAR	1	81	81	—	—
Expiring 11/16/22	MSC	ZAR	—*	12	12	—	—
South Korean Won,
Expiring 11/16/22	MSC	KRW	213,792	150,000	149,782	218	—
Expiring 11/16/22	MSC	KRW	57,011	40,000	39,942	58	—
Expiring 11/16/22	MSC	KRW	28,527	20,000	19,986	14	—
Expiring 11/16/22	MSC	KRW	28,363	20,000	19,871	129	—
Expiring 11/16/22	MSC	KRW	14,396	10,000	10,086	—	(86)
Expiring 11/16/22	MSC	KRW	14,387	10,000	10,079	—	(79)
Expiring 11/16/22	MSC	KRW	14,375	10,000	10,071	—	(71)
Expiring 11/16/22	MSC	KRW	14,368	10,000	10,066	—	(66)

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund	31

Schedule of Investments  (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 11/16/22	MSC	KRW	14,353	$10,000	$10,056	$—	$(56)
Expiring 11/16/22	MSC	KRW	14,336	10,000	10,043	—	(43)
Expiring 11/16/22	MSC	KRW	14,320	10,000	10,032	—	(32)
Expiring 11/16/22	MSC	KRW	14,282	10,000	10,006	—	(6)
Expiring 11/16/22	MSC	KRW	14,270	10,000	9,997	3	—
Expiring 11/16/22	MSC	KRW	14,244	10,000	9,979	21	—
Expiring 11/16/22	MSC	KRW	14,212	10,000	9,957	43	—
Expiring 11/16/22	MSC	KRW	14,197	10,000	9,946	54	—
Swedish Krona,
Expiring 11/16/22	MSC	SEK	4,379	399,249	397,051	2,198	—
Expiring 11/16/22	MSC	SEK	2,313	204,619	209,702	—	(5,083)
Expiring 11/16/22	MSC	SEK	1,645	147,706	149,099	—	(1,393)
Expiring 11/16/22	MSC	SEK	1,529	138,023	138,635	—	(612)
Expiring 11/16/22	MSC	SEK	1,104	98,883	100,116	—	(1,233)
Expiring 11/16/22	MSC	SEK	880	77,685	79,799	—	(2,114)
Expiring 11/16/22	MSC	SEK	549	49,351	49,816	—	(465)
Expiring 11/16/22	MSC	SEK	549	48,987	49,787	—	(800)
Expiring 11/16/22	MSC	SEK	546	49,317	49,536	—	(219)
Expiring 11/16/22	MSC	SEK	440	39,515	39,888	—	(373)
Expiring 11/16/22	MSC	SEK	329	29,239	29,841	—	(602)
Expiring 11/16/22	MSC	SEK	328	29,287	29,762	—	(475)
Expiring 11/16/22	MSC	SEK	221	19,815	20,061	—	(246)
Expiring 11/16/22	MSC	SEK	220	19,502	19,986	—	(484)
Expiring 11/16/22	MSC	SEK	220	19,730	19,916	—	(186)
Expiring 11/16/22	MSC	SEK	110	9,860	9,983	—	(123)
Expiring 11/16/22	MSC	SEK	109	9,974	9,919	55	—
Expiring 11/16/22	MSC	SEK	109	9,970	9,915	55	—
Expiring 11/16/22	MSC	SEK	—*	16	16	—	—
Swiss Franc,
Expiring 11/16/22	MSC	CHF	301	301,766	300,609	1,157	—
Expiring 11/16/22	MSC	CHF	250	250,495	250,255	240	—
Expiring 11/16/22	MSC	CHF	181	180,454	180,888	—	(434)
Expiring 11/16/22	MSC	CHF	130	130,362	129,790	572	—
Expiring 11/16/22	MSC	CHF	109	110,240	109,520	720	—
Expiring 11/16/22	MSC	CHF	100	99,771	100,103	—	(332)
Expiring 11/16/22	MSC	CHF	89	90,212	89,331	881	—
Expiring 11/16/22	MSC	CHF	79	80,000	79,433	567	—
Expiring 11/16/22	MSC	CHF	20	19,840	19,705	135	—
Expiring 11/16/22	MSC	CHF	20	20,068	19,991	77	—
Expiring 11/16/22	MSC	CHF	10	10,109	10,070	39	—
Expiring 11/16/22	MSC	CHF	10	9,976	9,879	97	—
Expiring 11/16/22	MSC	CHF	10	10,016	9,948	68	—

See Notes to Financial Statements.

32

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 11/16/22	MSC	CHF	10	$10,004	$10,037	$—	$(33)
Thai Baht,
Expiring 11/16/22	MSC	THB	1,132	29,778	29,767	11	—
Expiring 11/16/22	MSC	THB	767	20,000	20,181	—	(181)
Expiring 11/16/22	MSC	THB	760	19,977	20,004	—	(27)
Expiring 11/16/22	MSC	THB	381	10,000	10,016	—	(16)
Expiring 11/16/22	MSC	THB	381	9,938	10,021	—	(83)
Expiring 11/16/22	MSC	THB	380	10,000	10,005	—	(5)
Expiring 11/16/22	MSC	THB	378	10,000	9,953	47	—

				$32,806,100	$33,121,982	103,505	(419,387)

						$355,250	$(479,540)

*	Less than 500.

Cross currency exchange contracts outstanding at October 31, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
11/16/22	Buy	CZK	238	EUR	10	$—	$(292)	MSC
11/16/22	Buy	CZK	246	EUR	10	17	—	MSC
11/16/22	Buy	CZK	246	EUR	10	17	—	MSC
11/16/22	Buy	CZK	246	EUR	10	20	—	MSC
11/16/22	Buy	CZK	490	EUR	20	—	(11)	MSC
11/16/22	Buy	CZK	737	EUR	30	28	—	MSC
11/16/22	Buy	CZK	15,796	EUR	640	3,729	—	MSC
11/16/22	Buy	EUR	10	PLN	47	4	—	MSC
11/16/22	Buy	EUR	10	PLN	47	3	—	MSC
11/16/22	Buy	EUR	10	PLN	47	—	—	MSC
11/16/22	Buy	EUR	10	PLN	48	—	(65)	MSC
11/16/22	Buy	EUR	10	PLN	48	—	(51)	MSC
11/16/22	Buy	EUR	10	CZK	246	—	(26)	MSC
11/16/22	Buy	EUR	10	CZK	246	—	(21)	MSC
11/16/22	Buy	EUR	10	CZK	246	—	(15)	MSC
11/16/22	Buy	EUR	10	HUF	4,150	—	(73)	MSC
11/16/22	Buy	EUR	20	PLN	95	—	(80)	MSC
11/16/22	Buy	EUR	20	PLN	97	—	(445)	MSC
11/16/22	Buy	EUR	20	CZK	492	—	(55)	MSC
11/16/22	Buy	EUR	20	HUF	8,217	54	—	MSC
11/16/22	Buy	EUR	20	HUF	8,693	—	(1,090)	MSC

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund	33

Schedule of Investments  (continued)

as of October 31, 2022

Cross currency exchange contracts outstanding at October 31, 2022 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts (cont’d.):
11/16/22	Buy	EUR	30	CZK	739	$—	$(114)	MSC
11/16/22	Buy	EUR	40	PLN	191	—	(277)	MSC
11/16/22	Buy	EUR	40	CZK	983	—	(81)	MSC
11/16/22	Buy	EUR	100	HUF	43,436	—	(5,382)	MSC
11/16/22	Buy	EUR	110	SEK	1,213	—	(1,152)	MSC
11/16/22	Buy	EUR	160	SEK	1,765	—	(1,689)	MSC
11/16/22	Buy	EUR	290	SEK	3,198	—	(3,043)	MSC
11/16/22	Buy	EUR	550	NOK	5,748	—	(9,025)	MSC
11/16/22	Buy	HUF	4,135	EUR	10	38	—	MSC
11/16/22	Buy	HUF	12,411	EUR	30	127	—	MSC
11/16/22	Buy	PLN	47	EUR	10	—	(1)	MSC
11/16/22	Buy	PLN	47	EUR	10	—	(4)	MSC
11/16/22	Buy	PLN	47	EUR	10	—	(85)	MSC
11/16/22	Buy	PLN	47	EUR	10	4	—	MSC
11/16/22	Buy	PLN	237	EUR	50	—	(3)	MSC
11/16/22	Buy	PLN	391	EUR	80	2,600	—	MSC

						$6,641	$(23,080)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

GS	$376,377	$—
MSC	963,736	—

Total	$1,340,113	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

34

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Short-Term Investment
Unaffiliated Fund	$41,045,727	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$85,800	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	355,250	—
OTC Cross Currency Exchange Contracts	—	6,641	—

Total	$85,800	$361,891	$—

Liabilities
Futures Contracts	$(136,583)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(479,540)	—
OTC Cross Currency Exchange Contracts	—	(23,080)	—

Total	$(136,583)	$(502,620)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2022 were as follows:

Unaffiliated Fund	83.0%
Other assets in excess of liabilities	17.0

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2022 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund	35

Schedule of Investments  (continued)

as of October 31, 2022

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Due from/to broker-variation margin futures	$20,004	*	Due from/to broker-variation margin futures	$52,675	*

Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	6,641		Unrealized depreciation on OTC cross currency exchange contracts	23,080

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	355,250		Unrealized depreciation on OTC forward foreign currency exchange contracts	479,540

Interest rate contracts	Due from/to broker-variation margin futures	65,796	*	Due from/to broker-variation margin futures	83,908	*

		$447,691			$639,203

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Equity contracts	$1,489,185	$—	$(9,728)
Foreign exchange contracts	—	1,094,795	—
Interest rate contracts	1,281,374	—	—

Total	$2,770,559	$1,094,795	$(9,728)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Exchange Contracts
Equity contracts	$(207,509)	$—
Foreign exchange contracts	—	(204,228)
Interest rate contracts	12,758	—

Total	$(194,751)	$(204,228)

See Notes to Financial Statements.

36

For the year ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$42,659,825
Futures Contracts - Short Positions (1)	49,804,585
Forward Foreign Currency Exchange Contracts - Purchased (2)	24,519,915
Forward Foreign Currency Exchange Contracts - Sold (2)	30,528,370
Cross Currency Exchange Contracts (3)	3,058,094
Total Return Swap Agreements (1)	20,428

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.
(3)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
MSC	$361,891	$(502,620)	$(140,729)	$140,729	$—

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund	37

Statement of Assets and Liabilities

as of October 31, 2022

Assets
Unaffiliated investments (cost $41,045,727)	$41,045,727
Deposit with prime broker for futures and OTC forward foreign currency exchange contracts	6,064,055
Deposit with broker for centrally cleared/exchange-traded derivatives	1,340,113
Due from broker—variation margin futures	1,154,294
Unrealized appreciation on OTC forward foreign currency exchange contracts	355,250
Dividends receivable	96,858
Receivable for Fund shares sold	41,996
Unrealized appreciation on OTC cross currency exchange contracts	6,641
Prepaid expenses and other assets	99,434

Total Assets	50,204,368

Liabilities
Unrealized depreciation on OTC forward foreign currency exchange contracts	479,540
Management fee payable	74,603
Accrued expenses and other liabilities	73,766
Audit fee payable	53,000
Unrealized depreciation on OTC cross currency exchange contracts	23,080
Payable for Fund shares purchased	21,324
Trustees’ fees payable	830
Affiliated transfer agent fee payable	348
Distribution fee payable	215

Total Liabilities	726,706

Net Assets	$49,477,662

Net assets were comprised of:
Shares of beneficial interest, at par	$4,527
Paid-in capital in excess of par	46,378,956
Total distributable earnings (loss)	3,094,179

Net assets, October 31, 2022	$49,477,662

See Notes to Financial Statements.

38

Class A

Net asset value and redemption price per share, ($787,849 ÷ 72,259 shares of beneficial interest issued and outstanding)	$10.90
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price to public	$11.53

Class C

Net asset value, offering price and redemption price per share, ($62,976 ÷ 5,820 shares of beneficial interest issued and outstanding)	$10.82

Class Z

Net asset value, offering price and redemption price per share, ($14,883,369 ÷ 1,362,309 shares of beneficial interest issued and outstanding)	$10.93

Class R6

Net asset value, offering price and redemption price per share, ($33,743,468 ÷ 3,086,268 shares of beneficial interest issued and outstanding)	$10.93

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund	39

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income	$286,090
Affiliated dividend income	6,808

Total income	292,898

Expenses
Management fee	364,361
Distribution fee(a)	759
Registration fees(a)	92,013
Audit fee	71,000
Custodian and accounting fees	43,102
Offering fees	37,284
Legal fees and expenses	31,065
Shareholders’ reports	17,478
Broker fees	15,702
Trustees’ fees	9,610
Transfer agent’s fees and expenses (including affiliated expense of $1,095)(a)	3,634
SEC registration fees	142
Miscellaneous	25,539

Total expenses	711,689
Less: Fee waiver and/or expense reimbursement(a)	(307,436)

Net expenses	404,253

Net investment income (loss)	(111,355)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Futures transactions	2,770,559
Forward and cross currency contract transactions	1,094,795
Swap agreement transactions	(9,728)
Foreign currency transactions	(91,224)

3,764,402

Net change in unrealized appreciation (depreciation) on:
Futures	(194,751)
Forward and cross currency contracts	(204,228)
Foreign currencies	(6,822)

(405,801)

Net gain (loss) on investment and foreign currency transactions	3,358,601

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,247,246

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	577	182	—	—
Registration fees	26,455	23,601	32,451	9,506
Transfer agent’s fees and expenses	687	48	2,810	89
Fee waiver and/or expense reimbursement	(28,421)	(23,746)	(49,903)	(205,366)

See Notes to Financial Statements.

40

Statements of Changes in Net Assets

	Year Ended October 31, 2022	September 28, 2021* through October 31, 2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(111,355)	$(28,729)
Net realized gain (loss) on investment and foreign currency transactions	3,764,402	489,872
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(405,801)	204,829

Net increase (decrease) in net assets resulting from operations	3,247,246	665,972

Dividends and Distributions
Distributions from distributable earnings
Class A	(318)	—
Class C	(268)	—
Class Z	(684)	—
Class R6	(835,628)	—

	(836,898)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	17,749,558	30,041,000
Net asset value of shares issued in reinvestment of dividends and distributions	836,898	—
Cost of shares purchased	(2,226,114)	—

Net increase (decrease) in net assets from Fund share transactions	16,360,342	30,041,000

Total increase (decrease)	18,770,690	30,706,972

Net Assets:
Beginning of period	30,706,972	—

End of period	$49,477,662	$30,706,972

* Commencement of operations.

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund	41

Financial Highlights

Class A Shares
	Year Ended October 31, 2022		September 28, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.22		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	(c)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.94		0.23
Total from investment operations	0.95		0.22
Less Dividends and Distributions:
Dividends from net investment income	(0.05)		-
Distributions from net realized gains	(0.22)		-
Total dividends and distributions	(0.27)		-
Net asset value, end of period	$10.90		$10.22
Total Return(d):	9.64%		2.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$788		$11
Average net assets (000)	$231		$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.45	%(f)	1.40	%(g)
Expenses before waivers and/or expense reimbursement	13.76%		200.29	%(g)
Net investment income (loss)	0.10%		(1.32	)%(g)
Portfolio turnover rate(h)	0%		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes derivatives broker fees of 0.05% for the year ended October 31, 2022.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class C Shares
	Year Ended October 31, 2022		September 28, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.21		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.10)		(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.98		0.23
Total from investment operations	0.88		0.21
Less Dividends and Distributions:
Dividends from net investment income	(0.05)		-
Distributions from net realized gains	(0.22)		-
Total dividends and distributions	(0.27)		-
Net asset value, end of period	$10.82		$10.21
Total Return(c):	8.88%		2.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$63		$10
Average net assets (000)	$18		$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.20	%(e)	2.15	%(f)
Expenses before waivers and/or expense reimbursement	133.01%		197.54	%(f)
Net investment income (loss)	(0.92)%		(2.07	)%(f)
Portfolio turnover rate(g)	0%		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes derivatives broker fees of 0.05% for the year ended October 31, 2022.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund	43

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31, 2022		September 28, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.22		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	(c)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.94		0.23
Total from investment operations	0.99		0.22
Less Dividends and Distributions:
Dividends from net investment income	(0.06)		-
Distributions from net realized gains	(0.22)		-
Total dividends and distributions	(0.28)		-
Net asset value, end of period	$10.93		$10.22
Total Return(d):	9.97%		2.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$14,883		$10
Average net assets (000)	$2,763		$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.20	%(f)	1.15	%(g)
Expenses before waivers and/or expense reimbursement	3.00%		212.41	%(g)
Net investment income (loss)	0.49%		(1.07	)%(g)
Portfolio turnover rate(h)	0%		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes derivatives broker fees of 0.05% for the year ended October 31, 2022.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class R6 Shares
	Year Ended October 31, 2022		September 28, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.22		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.03		0.23
Total from investment operations	0.99		0.22
Less Dividends and Distributions:
Dividends from net investment income	(0.06)		-
Distributions from net realized gains	(0.22)		-
Total dividends and distributions	(0.28)		-
Net asset value, end of period	$10.93		$10.22
Total Return(c):	9.99%		2.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33,743		$30,675
Average net assets (000)	$31,689		$30,276
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.16	%(e)	1.10	%(f)
Expenses before waivers and/or expense reimbursement	1.81%		1.84	%(f)
Net investment income (loss)	(0.39)%		(1.02	)%(f)
Portfolio turnover rate(g)	0%		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes derivatives broker fees of 0.06% for the year ended October 31, 2022.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund	45

Notes to Financial Statements

1.   Organization

Prudential Investment Portfolios 3 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Wadhwani Systematic Absolute Return Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term risk adjusted total return.

The Fund is subject to compliance with applicable regulations governing commodity pools including Commodity Futures Trading Commission (“CFTC”) rules.

2.   Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

46

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach

PGIM Wadhwani Systematic Absolute Return Fund	47

Notes to Financial Statements (continued)

when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

48

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial

PGIM Wadhwani Systematic Absolute Return Fund	49

Notes to Financial Statements (continued)

statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the

50

Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

PGIM Wadhwani Systematic Absolute Return Fund	51

Notes to Financial Statements (continued)

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Offering and Organization Costs: Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed as incurred.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of

52

dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.   Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM Wadhwani LLP (“PGIM Wadhwani” or the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

1.05% of the average daily net assets of the Fund up to and including $1 billion;	1.05%

1.03% of the average daily net assets of the Fund from $1 billion up to and including $3 billion;

1.01% of the average daily net assets of the Fund from $3 billion up to and including $5 billion;

1.00% of the average daily net assets of the Fund from $5 billion up to and including $10 billion; and

0.99% of average daily net assets of the Fund over $10 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

PGIM Wadhwani Systematic Absolute Return Fund	53

Notes to Financial Statements (continued)

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.40%
C	2.15
Z	1.15
R6	1.10

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$1,262	$ —

54

Class	FESL	CDSC
C	$ —	$ —

PGIM Investments, PGIM Wadhwani and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.   Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.   Portfolio Securities

There were no purchases or sales of portfolio securities, other than short-term investments, for the year ended October 31, 2022.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

PGIM Wadhwani Systematic Absolute Return Fund	55

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wb)
$24,447,267	$2,140,954	$26,588,221	$—	$—	$—	—	$6,808

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6.   Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund were $498,976 of ordinary income and $337,922 of long-term capital gains. For the period ended October 31, 2021, there were no distributions paid by the Fund.

As of October 31, 2022, the accumulated undistributed earnings on a tax basis were $2,017,705 of ordinary income and $1,148,763 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$40,918,898	$554,199	$(618,882)	$(64,683)

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales, mark-to-market of futures and forwards contracts and straddle.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the two fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

56

7.   Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	1,028	1.4%
C	1,027	17.6
Z	1,028	0.1
R6	3,086,268	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	68.1%
Unaffiliated	1	26.6

PGIM Wadhwani Systematic Absolute Return Fund	57

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	152,753	$1,636,453
Shares issued in reinvestment of dividends and distributions	32	318
Shares purchased	(81,625)	(868,587)
Net increase (decrease) in shares outstanding before conversion	71,160	768,184
Shares issued upon conversion from other share class(es)	1	14
Net increase (decrease) in shares outstanding	71,161	$768,198

Period ended October 31, 2021*:
Shares sold	1,098	$11,000
Net increase (decrease) in shares outstanding	1,098	$11,000

Class C
Year ended October 31, 2022:
Shares sold	4,794	$51,349
Shares issued in reinvestment of dividends and distributions	27	268
Net increase (decrease) in shares outstanding before conversion	4,821	51,617
Shares purchased upon conversion into other share class(es)	(1)	(14)
Net increase (decrease) in shares outstanding	4,820	$51,603

Period ended October 31, 2021*:
Shares sold	1,000	$10,000
Net increase (decrease) in shares outstanding	1,000	$10,000

Class Z
Year ended October 31, 2022:
Shares sold	1,485,697	$16,061,756
Shares issued in reinvestment of dividends and distributions	70	684
Shares purchased	(124,458)	(1,357,527)
Net increase (decrease) in shares outstanding	1,361,309	$14,704,913

Period ended October 31, 2021*:
Shares sold	1,000	$10,000
Net increase (decrease) in shares outstanding	1,000	$10,000

Class R6
Year ended October 31, 2022:
Shares issued in reinvestment of dividends and distributions	85,268	$835,628
Net increase (decrease) in shares outstanding	85,268	$835,628

58

Share Class	Shares	Amount

Period ended October 31, 2021*:
Shares sold	3,001,000	$30,010,000
Net increase (decrease) in shares outstanding	3,001,000	$30,010,000

*	Commencement of operations was September 28, 2021

8.   Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2022.

9.   Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Cash Management and Defensive Investing Risk: The value of the investments held by the Fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Fund holds cash uninvested, it will be subject to the credit risk of the depository

PGIM Wadhwani Systematic Absolute Return Fund	59

Notes to Financial Statements (continued)

institution holding the cash. If the Fund holds cash uninvested, the Fund will not earn income on the cash. If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Commodity Regulatory Risk: The Fund is deemed a “commodity pool” and the manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The manager, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”). The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: A substantial portion of assets of the Fund may be invested in non-US currencies or in securities that trade in, and receive revenues in, non-US currencies or in derivatives that provide exposure to non-US currencies. Such investments are subject to the risk that the value of a particular currency will change in relation to the US dollar or other currencies in a manner that is not anticipated or does not correspond accurately to changes in the value of the Fund’s holdings and may result in Fund losses. Among the factors that may affect currency values are trade balances, levels of short term interest rates, differences in relative values of similar assets in different currencies, long term opportunities for

60

investment and capital appreciation, central bank policy, and political developments. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates may be volatile. Certain currency transactions are also subject to counterparty risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on

PGIM Wadhwani Systematic Absolute Return Fund	61

Notes to Financial Statements (continued)

the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Exchange Traded Fund (“ETF”) Risk: The price movement of an ETF may not track the underlying index or basket of securities and may result in a loss. Investments in ETFs entail duplicate management fees, and the Fund will bear its proportionate share of the other expenses of the ETFs in which it invests. In addition, ETFs that invest in commodities may be, or may become subject to CFTC trading regulations that limit the amount of commodity contracts an ETF may hold. Such regulations could hurt the market value of an ETF’s shares. In addition, some commodity ETFs invest in commodity futures that can lose money even when commodity prices are rising.

Europe Recent Events Risk: A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and

62

others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom (“UK”) has formally withdrawn from the European Union (“EU”) and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The UK and EU reached an agreement effective January 1, 2021 on the terms of their future trading relationship relating to the trading of goods, however, this does not cover financial services. The Fund may face risks associated with the potential uncertainty and consequences of the new relationship between the UK and EU, including volatility in exchange and interest rates and politically divergent national laws and regulations. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and relative liquidity of the Fund’s investments. The occurrence of terrorist incidents throughout Europe could also impact financial markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Futures and Forward Contracts Risk: The primary risks associated with the use of futures or forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures or forward contract; (b)

PGIM Wadhwani Systematic Absolute Return Fund	63

Notes to Financial Statements (continued)

possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

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Leverage Risk: Certain transactions in which the Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. This could result in increased volatility of investment return. There is a possibility that segregation involving a large percentage of the assets of the Fund could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations or that the Fund may be required to dispose of some of its investments at unfavorable prices or times.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which

PGIM Wadhwani Systematic Absolute Return Fund	65

Notes to Financial Statements (continued)

the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Markets are volatile and the prices of the Fund’s investments may decline generally. Instruments held by the Fund may fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the instruments owned by the Fund fall, the value of your investment in the Fund will decline.

Model Design Risk: The subadviser uses certain quantitative models or algorithms to help guide its investment decisions. The design of the underlying models or algorithms may be flawed or incomplete. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks. When a model or algorithms used in managing the Fund contains an error, or is incorrect or incomplete, any decision made in reliance on the model or algorithm may not produce the desired results and the Fund may realize losses. There is no guarantee that a quantitative model or algorithm used by the subadviser, and the investments selected based on the model or algorithm, will perform as expected or produce the desired results.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Money Market Instruments Risk: The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of those instruments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective.

New Fund Risk: The Fund recently commenced operations. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if it becomes larger and after it has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that

66

may not be favorable for all shareholders. Such a liquidation could result in transaction costs and have negative tax consequences for shareholders.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Reference Rate Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR as well as loan facilities used by the Fund. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

Short Position Risk: The Fund’s short sales of a security or short positions in derivative instruments are subject to special risks. If the price of the security or derivative increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the

PGIM Wadhwani Systematic Absolute Return Fund	67

Notes to Financial Statements (continued)

broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Sovereign Debt Risk: The Fund may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Swaps Risk: Swap agreements involve the risk that the party with which the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.   Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31,

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2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

PGIM Wadhwani Systematic Absolute Return Fund	69

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of PGIM Wadhwani Systematic Absolute Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Wadhwani Systematic Absolute Return Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2022 and for the period September 28, 2021 (commencement of operations) through October 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year ended October 31, 2022, and the changes in its net assets and the financial highlights for the year ended October 31, 2022 and for the period September 28, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Wadhwani Systematic Absolute Return Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Wadhwani Systematic Absolute Return Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer ( PEO ) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Wadhwani Systematic Absolute Return Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Wadhwani Systematic Absolute Return Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

Visit our website at pgim.com/investments

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Wadhwani LLP	5 Upper St. Martin’s Lane Orion House, 9th Floor London WC2H 9EA

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Wadhwani Systematic Absolute Return Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM WADHWANI SYSTEMATIC ABSOLUTE RETURN FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PGAEX	PGAFX	PGAGX	PGAHX

CUSIP	74440K512	74440K496	74440K488	74440K470

MF245E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)  Audit Fees

For the fiscal years ended October 31, 2022 and October 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $167,400 and $167,400, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)  Audit-Related Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(c)  Tax Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(d)  All Other Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds.

Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2021
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f)  Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)  Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2022 and October 31, 2021 was $0 and $0, respectively.

(h)  Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i)  Not applicable.

(j)  Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)  Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 19, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 19, 2022